                                                                   EXHIBIT 10.11

                         LONG BEACH MUNICIPAL AIRPORT



                                LEASE AGREEMENT





                         KILROY LONG BEACH ASSOCIATES

                       a California Limited Partnership

                                  "DEVELOPER"




                         BOARD OF WATER COMMISSIONERS

                              CITY OF LONG BEACH

                                  "LANDLORD"

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.  SUBJECT OF LEASE........................................................   1
      1.1    Purpose of Lease...............................................   1
      1.2    Lease of Premises..............................................   1
      1.3    The Project Area...............................................   2
      1.4    The Premises...................................................   2
      1.5    Parties to the Lease Agreement.................................   2
               1.5.1   Landlord.............................................   2
               1.5.2   Developer............................................   2
               1.5.3   Association by Developer.............................   3
      1.6    Existing Lease from the City of Long Beach.....................   4

2.  TERM....................................................................   4
      2.1    Basic Term.....................................................   4
      2.2    Options for Extensions.........................................   4

3.  RENT....................................................................   5
      3.1    Minimum Ground Rent............................................   5
               3.1.1   Initial Ground Rent - Parcel A.......................   5
               3.1.2   Initial Ground Rent - Parcel B.......................   6
                 3.1.2.1  Parcel A..........................................   6
                 3.1.2.2  Parcel B..........................................   6
                 3.1.2.3  CPI Adjustments to Initial
                            Ground Rent.....................................   7
                 3.1.2.4  Additional Adjustment to Initial
                            Ground Rent for Parcel B........................   7
               3.1.3   Commencement of Initial Ground Rent..................   9
               3.1.4   Phasing of Initial Ground Rent.......................   9
                 3.1.4.1  Parcel A..........................................  10
                 3.1.4.2  Parcel B..........................................  10
               3.1.5    Delays in Commencement of Ground Rent...............  10
               3.1.6    Due Dates and Place of Payment......................  11
               3.1.7    Ground Rent Credit for Extraordinary Costs..........  11
                 3.1.7.1  Limitations.......................................  12
                 3.1.7.2  Approval of Costs.................................  12
      3.2    Ground Rent Adjustments........................................  13
               3.2.1   Adjustment Dates.....................................  13
               3.2.2   Ground Rent Adjustments by Appraisal.................  13
                 3.2.2.1  Adjustments for Off-Site Costs....................  14
               3.2.3   Appraisal............................................  15
                 3.2.3.1  Prevailing Rate of Return.........................  16
               3.2.4   Maximum Rent Increase................................  17
                 3.2.4.1  Allocation to Parcels.............................  17

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                            Page
                                                                            ----
                 3.2.4.2  Base Sublease Rental..............................  17
                 3.2.4.3  Sublease Rental Percentage Change.................  18
                 3.2.4.4  Adjusted Ground Rent..............................  18
                 3.2.4.5  Sale or Assignment of Leasehold Interest..........  19
      3.3    Ground Rent Adjustments Following Reconstruction...............  19
               3.3.1   Ground Rent Adjustments..............................  20
                 3.3.1.1  Adjustment Date...................................  20
                 3.3.1.2  Alternate Adjustment Date.........................  20
               3.3.2   No Adjustment At Next Scheduled
                         Adjustment Date....................................  20
               3.3.3   Maximum Ground Rent Adjustment.......................  21
      3.4    Adjustments to Ground Rent During Option Term..................  21
      3.5    Maximum Ground Rent Increase...................................  21
      3.6    Definition of Offsite Costs....................................  22
      3.7    Approval of Improvement Plans..................................  22
      3.8    Determination of Offsite Costs.................................  22
      3.9    Construction by Landlord.......................................  24
      3.10   Phasing of Improvements........................................  24

4.  LEASEHOLD MORTGAGES.....................................................  24
      4.1    Leasehold Mortgage Authorized..................................  24
      4.2    Notice to Landlord.............................................  24
               4.2.1   Leasehold Mortgage Requirements......................  24
               4.2.2   Assignment of Leasehold Mortgage.....................  25
               4.2.3   Landlord's Acknowledgment of Notice..................  25
               4.2.4   Developer to Provide Copies..........................  26
      4.3    Definitions....................................................  26
               4.3.1   Institutional Lender.................................  26
               4.3.2   Leasehold Mortgage...................................  27
               4.3.3   Leasehold Mortgagee..................................  27
      4.4    Consent of Leasehold Mortgagee Required........................  27
      4.5    Default Notice.................................................  27
      4.6    Notice to Leasehold Mortgagee..................................  28
               4.6.1   Landlord's Termination Notice........................  28

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                            Page
                                                                            ----
               4.6.2   Proper Address of Leasehold Mortgagee................  30
      4.7    Procedure on Default...........................................  30
               4.7.1   Extension of Termination Notice Period...............  30
                 4.7.1.1  Payment of Monetary Obligations...................  30
                 4.7.1.2  Foreclosure of Leasehold Mortgage.................  31
               4.7.2   Cure of Default......................................  31
               4.7.3   Compliance of Leasehold Mortgagee....................  32
               4.7.4   Leasehold Mortgage Not an Assignment.................  32
               4.7.5   Obligation of Leasehold Mortgagee
                         to Repair or Reconstruct...........................  33
               4.7.6   Leasehold to Mortgagee's Right to
                         Transfer...........................................  34
               4.7.7   Leasehold Mortgagee Transfer a
                         Permitted Sale.....................................  34
      4.8    New Lease......................................................  34
               4.8.1   Terms of New Lease...................................  34
                 4.8.1.1  Written Request to Landlord.......................  35
                 4.8.1.2  Payment of Obligations............................  35
                 4.8.1.3  Remedy of Developer's Defaults....................  36
                 4.8.1.4  New Lease to Have First Priority..................  36
                 4.8.1.5  Developer's Obligations Under
                            New Lease.......................................  37
      4.9    New Lease Priorities...........................................  37
      4.10   Eminent Domain.................................................  37
      4.11   Notice of Arbitration..........................................  38
      4.12   Amendment to Facilitate Leasehold Financing....................  38
      4.13   Security Deposit...............................................  38
      4.14   Estoppel Certificate...........................................  39
      4.15   Notices........................................................  39
      4.16   Erroneous Payments.............................................  40
      4.17   Request for Notice for Benefit of Landlord.....................  40
      4.18   Release or Forebearance........................................  41
      4.19   Notice.........................................................  41
      4.20   No Merger......................................................  41
      4.21   No Payment by Landlord.........................................  41
      4.22   Self Liquidating Mortgage......................................  41
      4.23   Leasehold Mortgagee Need Not Cure Specified Defaults...........  42
      4.24   Casualty Loss..................................................  42

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                            Page
                                                                            ----
5.  ASSIGNMENT AND SUBLETTING...............................................  42
      5.1  Prohibition Against Change in Ownership,
             Management and Control.........................................  42
             5.1.1   Name and Address for Notices...........................  43
             5.1.2   Type of Entity.........................................  43
             5.1.3   Other Transfers........................................  43
             5.1.4   Buildings or Land......................................  44
      5.2  Assignments Not Subject to Approval..............................  44
             5.2.1   Death or Incapacity....................................  44
             5.2.2   Family Transfer........................................  44
             5.2.3   Affiliated Corporation.................................  44
             5.2.4   IRS Transfer...........................................  45
             5.2.5   Public Entity..........................................  45
             5.2.6   Partner................................................  45
             5.2.7   Comprising Entity......................................  45
      5.3  Assignment Invalid...............................................  46
      5.4  Approval of Assignments..........................................  46
             5.4.1   Name...................................................  46
             5.4.2   Description............................................  46
             5.4.3   Nature of Business.....................................  46
             5.4.4   Financial Information..................................  46
             5.4.5   Officers...............................................  47
             5.4.6   Additional Information.................................  47
             5.4.7   Informational Purposes.................................  47
             5.4.8   Confidentiality........................................  48
             5.4.9   Disapproval by Landlord................................  48
      5.5  No Release.......................................................  48
      5.6  Unauthorized Change..............................................  49
      5.7  Subletting.......................................................  49
             5.7.1   Minor Subleases........................................  52
             5.7.2   Consent to Sublease....................................  52
               5.7.2.1  Description.........................................  52
               5.7.2.2  Name................................................  52
               5.7.2.3  Nature of Business..................................  52
               5.7.2.4  Financial Information...............................  52
               5.7.2.5  Officers............................................  53
               5.7.2.6  Additional Information..............................  53
               5.7.2.7  Informational Purposes..............................  53
             5.7.3   Confidentiality........................................  54
             5.7.4   Disapproval by Landlord................................  54
      5.8  Sale of Buildings................................................  55
      5.9  Master Lease.....................................................  55

6.  INDEMNITY, INSURANCE, CASUALTY DAMAGE...................................  55
      6.1  Indemnification and Hold Harmless................................  55
      6.2  Insurance........................................................  57
             6.2.1  Liability Insurance.....................................  57

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                            Page
                                                                            ----
             6.2.2  Fire and Extended Coverage..............................  58
             6.2.3  Miscellaneous...........................................  61
             6.2.4  Blanket Policies........................................  62
             6.2.5  Self-Insurance..........................................  63
             6.2.6  Insurance Adjustments...................................  63
      6.3  Damage or Destruction............................................  63
             6.3.1  Restoration of Premises.................................  63
             6.3.2  Right to Terminate......................................  64
             6.3.3  No Reduction in Rent....................................  65

7.  DEVELOPMENT OF THE  PROJECT.............................................  65
      7.1  Scope of Development.............................................  65
      7.2  Developer's Obligation to Develop Premises.......................  66
             7.2.1  Best Efforts to Sublease................................  66
      7.3  Architectural Approval...........................................  67
             7.3.1  Restriction.............................................  67
             7.3.2  Basic Concept Documents.................................  67
             7.3.3  Landscaping.............................................  67
             7.3.4  Exterior Elevations.....................................  68
             7.3.5  Security and Security Plans.............................  68
             7.3.6  Amendments..............................................  69
             7.3.7  Landlord Approval.......................................  69
             7.3.8  Communication and Consultation..........................  71
             7.3.9  Requirements of Institutional
                      Lender or Major Occupant..............................  71
             7.3.10 Interior Improvements...................................  72
             7.3.11 Modification of Plans...................................  72
      7.4  Performance and Payment Bonds....................................  73
             7.4.1  Agreement to Provide....................................  73
             7.4.2  Term of the Bond........................................  74
             7.4.3  Penal Sum...............................................  74
             7.4.4  Alternative Performance.................................  75
      7.5  Construction.....................................................  75
             7.5.1  Costs of Construction...................................  75
             7.5.2  Right to Improve........................................  75
             7.5.3  Governmental Permits....................................  76
             7.5.4  Rights of Access........................................  77
             7.5.5  Local, State and Federal Laws...........................  77
             7.5.6  Antidiscrimination During
                      Construction..........................................  77
             7.5.7  Responsibilities of Landlord............................  78
               7.5.7.1  Governmental  Approvals.............................  78
               7.5.7.2  Easements...........................................  78
               7.5.7.3  Off-Site Improvements...............................  79
               7.5.7.4  Bond Financing......................................  79
               7.5.7.5  Hazardous Materials.................................  80

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                            Page
                                                                            ----
             7.5.8  Responsibilities of Developer...........................  80
             7.5.9  Maintenance.............................................  80
             7.5.10 Acceptance of Premises..................................  80
      7.6  Subdivided Leases................................................  81
             7.6.1  Same Parties............................................  82
             7.6.2  Obligations of Subdivided Leases........................  82
             7.6.3  Terms, Covenants........................................  82
               7.6.3.1  Ground Rent.........................................  83
               7.6.3.2  Improvements........................................  83
               7.6.3.3  Easements and CC & R's..............................  83
               7.6.3.4  Description of  Property............................  84
               7.6.3.5  Excluded Matters....................................  84
      7.7  Combining Leases.................................................  84
             7.7.1  Ground Rent.............................................  85
             7.7.2  Easements and CC & R' s.................................  85

8.  USE.....................................................................  85
      8.1  Permitted Development............................................  85
      8.2  Vehicle Parking..................................................  85
      8.3  Federal Aviation  Administration.................................  86
      8.4  Inspection.......................................................  86

9.  LIENS...................................................................  86
      9.1  Developer's Responsibility.......................................  86
      9.2  Notice of Work...................................................  86
      9.3  Discharge of Liens...............................................  87
      9.4  Landlord's Right to Pay..........................................  87
      9.5  Reimbursement of Landlord........................................  88

10. CONDEMNATION............................................................  88
      10.1 Definition of Terms..............................................  88
             10.1.1  Total Taking...........................................  88
             10.1.2  Partial Taking.........................................  89
             10.1.3  Voluntary Conveyance...................................  89
             10.1.4  Date of Taking.........................................  89
             10.1.5  Leased Land............................................  89
      10.2  Effect of Taking................................................  89
      10.3  Allocation of Award.............................................  90
      10.4  Reduction of Ground Rent on Partial Taking......................  90
      10.5  Temporary Taking................................................  91

11. ALTERATIONS BY DEVELOPER................................................  91

12. TAXES AND ASSESSMENTS...................................................  92
      12.1  Payment by Developer............................................  92

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                            Page
                                                                            ----
      12.2  Installment Payments............................................  92
      12.3  Proration.......................................................  93
      12.4  Right to Contest................................................  93

13. CERTIFICATES BY DEVELOPER AND LANDLORD..................................  94
      13.1  Developer to Provide............................................  94
      13.2  Landlord to Provide.............................................  95

14. QUIET ENJOYMENT.........................................................  95

15. TERMINATION AND FURTHER LEASING.........................................  96
      15.1  Termination.....................................................  96
      15.2  Termination by Developer........................................  96
      15.3  Termination by Landlord.........................................  96

16. SECURITY DEPOSITS.......................................................  97
      16.1  Good Faith Deposit..............................................  97
              16.1.1  Receipt by Landlord...................................  97
              16.1.2  Form of Deposit.......................................  97
              16.1.3  Interest..............................................  98
              16.1.4  If Bond is Posted.....................................  99

17. GENERAL PROVISIONS......................................................  99
      17.1  Notices, Demands and Communication between
              the Parties...................................................  99
      17.2  Conflict of Interest............................................ 100
      17.3  Enforced Delay: Extension of Time of Performance................ 101
      17.4  Inspection of Books and Records................................. 101
      17.5  Defaults and Remedies........................................... 102
              17.5.1  Defaults - General.................................... 102
              17.5.2  Institution of Legal Actions.......................... 102
              17.5.3  Applicable Law........................................ 103
              17.5.4  Service of Process.................................... 103
              17.5.5  Rights and Remedies Are Cumulative.................... 103
              17.5.6  Inaction Not a Waiver of Default...................... 103
              17.5.7  Remedies.............................................. 104
              17.5.8  Developer's Rights.................................... 105
              17.5.9  Lease Termination..................................... 105
              17.5.10 Landlord's Exercise of Remedies....................... 105
              17.5.11 Payment to Developer.................................. 106
                17.5.11.1  Reimbursement to Landlord........................ 107

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                            Page
                                                                            ----
                17.5.11.2  Reimbursement to Developer....................... 108
                17.5.11.3  Ground Rent...................................... 108
                17.5.11.4  Remaining Balance................................ 108
              17.5.12  Delivery of Plans.................................... 109
      17.6  Right to Contest Laws........................................... 109
      17.7  Trade Fixtures.................................................. 110
      17.8  Continued Possession of Developer............................... 110
      17.9  Utilities....................................................... 111
      17.10 Surrender....................................................... 111
      17.11 Partial Invalidity.............................................. 111
      17.12 Section Headings................................................ 112
      17.13 Short Form Lease................................................ 112
      17.14 Exhibits Incorporated........................................... 112
      17.15 Entire Agreement, Waivers and Amendments........................ 112
      17.16 Waivers......................................................... 113
      17.17 Approvals....................................................... 113
      17.18 Successors in Interest.......................................... 113
      17.19 "And/Or"........................................................ 113
      17.20 "Including" Defined............................................. 113
      17.21 Right of First Refusal to Purchase.............................. 114
      17.22 If Developer is a Trustee....................................... 115
      17.23 Limitation of Liability of Partners............................. 115
      17.24 Approvals....................................................... 116

                                LIST OF EXHIBITS

                                       First Appearing  At
Ltr.             Description           Paragraph        Page
----             --------------------  ---------        ----
A       Legal Description of Premises    1.2              1

B       Site Map of Project Area         1.4              2

C       Form of Nondisturbance           5.7             50
          Agreement

D       Form of Performance Bond and     7.4.1           73
          Labor and Material Bond

E       Form of Assignment               5.9             55

F       Form of Short Form Lease        17.13           112


                                LEASE AGREEMENT
                                ---------------

     THIS LEASE AGREEMENT (the "Lease") is made this 21st day of April, 1988, by and between KILROY LONG BEACH ASSOCIATES, a California Limited Partnership, hereinafter referred to as "Developer", and the BOARD OF WATER COMMISSIONERS OF THE CITY OF LONG BEACH, acting for and on behalf of the City of Long Beach, a municipal corporation, hereinafter referred to as "Landlord". Landlord and Developer hereby agree as follows:

          1.  SUBJECT OF LEASE:
              ----------------

              1.1  Purpose of Lease.  The purpose of this Lease is to provide
                   ----------------
for the lease and improvement of certain Premises, hereinafter described, as ("Project"). This Lease is entered into in order to develop the Project and not for speculation in land holding. The development of the Project pursuant to and as contemplated by this Lease is in the best interests of Landlord and in accord with the public purposes and provisions of applicable State and local laws and requirements under which the Project is to be undertaken.

              1.2  Lease of Premises. Subject to the terms, covenants and
                   -----------------
conditions of this Lease, Landlord hereby leases to Developer and Developer hereby takes and hires from Landlord that certain real property (the "Premises") legally described on Exhibit "A" attached hereto and made a part hereof, upon the terms and conditions hereinafter set forth. Parcel A and Parcel B described in Exhibit A are hereinafter referred to as "Parcel A" and "Parcel B".

              1.3  The Project Area. The area within which the Project is
                   ----------------
located in the City of Long Beach is the area generally described as the area bounded by Spring Street on the north, easterly of Redondo Avenue on the west (adjacent to and easterly of certain retained property of Landlord), Kilroy Airport Way on the south, westerly of the California National Guard facility on the southeast, and westerly of Kilroy Airport Way on the northeast.

              1.4  The Premises.  The Premises include those portions of the
                   ------------
Project area illustrated and designated on the site map attached hereto as Exhibit "B" and forming a part of this Lease and are legally described in the attached Exhibit "A".

              1.5  Parties to the Lease Agreement.
                   ------------------------------
                   1.5.1  Landlord.  Landlord is the Board of Water
                          --------
          Commissioners of the City of Long Beach acting for and on behalf of the City of Long Beach, a municipal corporation organized and existing under the laws of the State of California acting in its proprietary capacity. The principal office of Landlord is located at 1800 E. Wardlow Road, Long Beach, California 90807. The term "Landlord" as used in this Lease includes the City of Long Beach, California, and any assignee of or successor to its rights, powers and responsibilities.

                   1.5.2  Developer.  Developer is a California limited
                          ---------
          partnership having a principal place of business at 2250 East Imperial Highway, Suite 1200, El Segundo, California 90245. A written agreement has been executed creating Developer ("Agreement Establishing Developer")
an executed copy of which has been delivered to Landlord. Developer agrees, upon request of Landlord, to provide Landlord with any amendments to the Agreement Establishing Developer, so long as Kilroy Long Beach Associates, a California Limited Partnership, is the party acting as Developer under this Lease. The provisions of the foregoing sentence shall apply to any entity becoming a successor to Developer under this Lease or any other lease which may be established pursuant hereto covering the Premises.

                   1.5.3  Association by Developer. Notwithstanding any other
                          ------------------------
provisions hereof, Developer reserves the right, at its discretion, to join and associate with other entities in joint ventures, partnerships or otherwise for the purpose of leasing and developing the Premises, and Developer may assign this Lease to any such entity, provided that Developer, or any partner of Developer having a controlling interest in Developer, continues to manage and retain policy control over the development and operation of the Premises, until such time as Developer's interests under this Lease are assigned as permitted under subsection 5.1, below. As used herein, "manage" shall mean to direct or supervise the operation and execution of the development of the Premises and to have authority to act for and bind the entity in all dealings with Landlord under this Lease. This definition shall be deemed to require Developer to retain policymaking authority.

              1.6  Existing Lease from the City of Long Beach. Developer is the
                   ------------------------------------------
lessee from the City of Long Beach, as Landlord, of certain real property described in the Lease Agreement dated July 17, 1987 ("Existing City of Long Beach Ground Lease"). A short form of the City of Long Beach Ground Lease was recorded on November 15, 1986, as Instrument No. 86-1571363 in official records of the Los Angeles County Recorder's Office. It is the intent of the parties that this Lease Agreement be similar in form to the Existing City of Long Beach Ground Lease and it is anticipated that in the future the two leases will be combined into one lease for administrative convenience and continuity of development by Developer, although neither party is obligated to so combine the two leases. If the leases are combined into a single lease, commencement of construction of improvements upon Parcel A would satisfy the obligation of Developer under Section 3.1.1 of the Existing City of Long Beach Ground Lease for commencement of construction upon at least one parcel each twelve (12) months and the good faith deposit referred to in Section 16.1.1 of this Lease would be returned to Developer.

          2.  TERM:
              ----

              2.1 Basic Term.  The term of this Lease shall commence on the
                  ----------
date of execution of this Lease and shall continue thereafter for a period of approximately forty-seven (47) years, expiring on July 17, 2035.

              2.2 Options for Extensions. Subject to approval by the Board of
                  ----------------------
Water Commissioners of the City of Long Beach and subject to the review by Landlord of Lease provisions pursuant to Section 37380(b)(l) of the Government Code, Developer shall have an option for four (4) Lease extensions of ten (10) years each and a final Lease extension of nine (9) years, so that the total possible duration of this Lease will be ninety-seven (97) years. Developer may request at any time that Landlord formally consider the granting of such Lease extensions, and Landlord shall act upon such request within ninety (90) days after receipt thereof. Any such request is to be made concurrently with a similar request under the Existing City of Long Beach Ground Lease. If authority is not given to exercise options to extend the term of this lease to July 17, 2084, Developer shall have the option to extend the term of this lease to a total of fifty (50) years. This latter option shall be exercised, if at all, in writing, prior to the end of the term of the lease.

          3.  RENT:
              ----

              3.1  Minimum Ground Rent.  From commencement of the term of this
                   -------------------
Lease, the Ground Rent ("Ground Rent") payments shall be as follows:

                   3.1.1  Holding Rent.  Developer shall pay a Holding Rent for
                          ------------
          Parcels A and B in the sum of Seventy-five Thousand and No/100 Dollars ($75,000.00) per year prorated for fractional years and any partial month at the commencement of the term until August 31, 1989.
          Developer shall pay Holding Rent for Parcels A and B of One Hundred Thousand and No/100 Dollars ($100,000.00) per year for the period commencing September 1, 1989, until commencement of payment of full Initial Ground Rent. At such time as Initial Ground Rent has commenced for portions of Parcels A or B, Holding Rent shall continue to be paid, on a prorated basis, for the balance of Parcels A and B for which Initial Ground Rent has not commenced.

              3.1.2  Initial Ground Rent. Initial Ground Rent for Parcels A and
                     -------------------
B shall be as follows:

                  3.1.2.1  Parcel A.  The sum of One Hundred Eighty-Three
                           --------
Thousand Five Hundred Thirty-Eight and 75/100 Dollars ($183,538.75) per annum, which is stated by the parties to be ten percent (10%) of the initial stated value of the land included in Parcel A, which, in turn, is agreed by the parties to be One Million Eight Hundred Thirty-Five Thousand Three Hundred Eighty-Seven and 50/100 Dollars ($1,835,387.50). This amount was calculated by multiplying 146,831 square feet times $12.50 per square foot.

                  3.1.2.2  Parcel B.  The sum of One Hundred Twenty-Nine
                           --------
Thousand Eight Hundred Forty-Five and 00/100 Dollars ($129,845.00) per annum, which is stated by the parties to be ten percent (10%) of the initial stated value of the land included in Parcel B, which, in turn, is agreed by the parties to be One Million Two Hundred Ninety-Eight Thousand, Four Hundred Fifty and 00/100 Dollars ($1,298,450.00). This amount was calculated by multiplying 207,752 square feet times

$6.25 per square foot.

                  3.1.2.3  CPI Adjustments to Initial Ground Rent.  The Initial
                           --------------------------------------
Ground Rent for Parcels A and B each shall be adjusted concurrently with the commencement of such Initial Ground Rent in an amount equal to the increase in the Consumer Price Index, Los Angeles - Long Beach area, all commodities, occurring during the period between September 1986 and the month preceding the month in which Initial Ground Rent commences for Parcels A and B, respectively. This CPI adjustment is a one-time adjustment occurring only at the commencement of Initial Ground Rent for Parcels A and/or B, and such adjustment shall not exceed six percent (6%) per annum from September 1, 1986.

                  3.1.2.4  Additional Adjustment to Initial Ground Rent for
                           ------------------------------------------------
Parcel B. The Initial Ground Rent for Parcel B has been determined on the basis
--------
that the major portion of Parcel B is subject to a "clear zone" restriction imposed by the Federal Aviation Administration. Should this clear zone restriction be removed or modified and should the City of Long Beach permit the development upon Parcel B of additional office or other income-producing buildings compatible with Developer's Basic Concept Documents referred to in
Section 7.3.2, and in excess of 1.2 million square feet, then the Initial Ground Rent for Parcel B shall be adjusted to reflect the then fair market value and prevailing rate of return of Parcel B. Fair market value for this purpose shall be determined in the manner provided in sections 3.2.2 and 3.2.3, and in conformity with the following formula:

           (square footage of   )
           (additional entitle- )
           (ments for Parcel B  )   x (H-L) + L =
        ___________________________
             120,000

fair market value per square foot for Parcel B.


         H = The greater of $12.50 per square foot value of Parcel A; or the square foot value of Parcel A as adjusted under Section 3.1.2.3.

         L = The greater of $6.25 per square foot value of Parcel B; or the square foot value of Parcel B as adjusted under Section 3.1.2.3.

Provided that (1) no such adjustment to the Initial Ground Rent for Parcel B shall be made under this Section 3.1.2.4 if Parcel B has been and remains committed to surface parking or landscaping or other non-building purposes; and
(2) in any event, such Initial Ground Rent for Parcel B shall not exceed a stated value of $12.50 per square foot and a return of 10%, except as may be adjusted pursuant to Section 3.1.2.3.

              3.1.3  Commencement of Initial Ground Rent.  The obligation to pay
                     -----------------------------------
Initial Ground Rent shall commence as to Parcel A on the earlier of (a) the date that construction commences on that parcel, or (b) September 1, 1992, subject to granting of all required governmental approvals. The obligation to pay Initial Ground Rent shall commence as to Parcel B on the earliest of (a) the date that parking facilities are developed on the property, (b) at such time as construction commences on that parcel, or (c) September 1, 1993. The commencement of Initial Ground Rent for Parcel A pursuant to subparagraph (b) above, and the commencement of Initial Ground Rent pursuant to subparagraph (c) above, both shall be extended for so long as the California National Guard remains in occupancy of Parcel 7 of Tentative Parcel Map No. 16960.
Construction shall be deemed to have commenced upon the date of issuance of a foundation permit for the first building intended to produce revenue on any given parcel ("Commencement of Construction"). Parcels A and B may be developed in one or more increments prior to the above dates. In such instance, Initial Ground Rent and Holding Rent shall be prorated accordingly.

              3.1.4  Phasing of Initial Ground Rent.  The Initial Ground Rent
                     ------------------------------
due for each parcel shall be a sum equal to fifty percent (50%) of the Initial Ground Rent attributable to such parcel. Payment of Initial Ground Rent shall continue at that rate until the time set out below, at which time the full Initial Ground Rent attributable to the Parcel shall become payable. For convenience and ease of reference, at such time as Initial Ground Rent has commenced to be paid in full it is hereinafter referred to as Ground Rent.

                   3.1.4.1  Parcel A.  The earliest of (a) six (6) months after
                            --------
issuance of an Initial Temporary Certificate of Occupancy of a building shell; or (b) commencement of subtenant rent; or (c) sixteen (16) months after commencement of Initial Ground Rent for the Parcel.

                   3.1.4.2  Parcel B.  The earliest of (a) if there are no
                            --------
buildings on the Parcel, the date that parking and/or permanent landscaping improvements covering more than twenty-five percent (25%) of the areas on the Parcel are completed or put into use; or (b) six (6) months after issuance of an Initial Temporary Certificate of Occupancy on a building shell; or (c) commencement of subtenant rent; or (d) sixteen (16) months after commencement of Initial Ground Rent for the Parcel.

              3.1.5  Delays in Commencement of Ground Rent.  Developer shall not
                     -------------------------------------
delay the commencement of payment of Initial Ground Rent for a parcel except to the extent of delays incurred for reasons set out in subsection 17.3 which render impossible or impractical the construction upon said parcel. In such case, a delay in the commencement of payment of Initial Ground Rent for Parcel A shall delay the commencement of payment of Initial Ground Rent for Parcel B, for the same number of days that Initial Ground Rent is delayed for Parcel A, unless the clear zone restriction applicable to Parcel B has theretofore been eliminated.

              3.1.6  Due Dates and Place of Payment.  All Holding Rents and
                     ------------------------------
Ground Rents described herein shall be payable in installments due the first day of each month. Payment shall be made to the Water Department of the City of Long Beach at the office of the General Manager, 1800 E. Wardlow Road, Long Beach, California 90807. Ground Rent installments will be deemed late on the tenth
(10th) day of the month and shall bear interest until the installment is paid at the rate received by the City of Long Beach on its investment portfolio during the preceding quarter, provided said interest rate shall not exceed twenty percent (20%) per year.

              3.1.7  Ground Rent Credit for Extraordinary Costs.  Extraordinary
                     ------------------------------------------
pre-development costs as specified in this Section may be recovered by Developer by deducting such costs from all ground rent due (not Holding Rent), provided, however, that Ground Rent shall not be reduced by such deductions to an amount less than One Hundred Thousand and No/100 Dollars ($100,000.00) per year, and such recovery of costs pursuant to this Section shall not continue after December 31, 2002.

                   3.1.7.1  Limitations.  Extraordinary costs recoverable
                            -----------
under this Section are limited to: (a) the actual direct cost of purchasing any existing leasehold interests within the area of the Premises; (b) the actual direct costs of demolishing and/or reconstructing any facilities of Landlord, provided that the Landlord shall have the option of demolishing and/or reconstructing such facilities at Landlord's expense; and (c) interest on items
(a) and (b) immediately above, calculated at the construction loan rate and associated fees then being paid by Developer with respect to the Project. The total interest to be paid shall not exceed a rate two percent (2%) above the prime rate of Security Pacific National Bank, against such principal amount of extraordinary pre-development costs and for such term as Landlord and Developer shall agree upon. Should Landlord require that any replacement facilities be greater in size or capacity than the facilities removed, then Landlord shall pay the excess cost of the greater size or capacity, except to the extent such additional size or capacity is required to serve the Developer's project.

                   3.1.7.2  Approval of Costs.  At least 90 days prior to making
                            -----------------
any rent adjustments pursuant
to this Section, Developer shall submit to Landlord an itemized statement of extraordinary costs incurred, and a schedule showing the proposed amounts of rent credit to be taken. Said statement and schedule shall be subject to audit by Landlord as to conformity with this Lease.



         3.2  Ground Rent Adjustments.
              -----------------------

              3.2.1  Adjustment Dates.  The fair market land value and
                     ----------------
prevailing rate of return for each parcel shall be determined in the year 2000, with respect to Ground Rent payable commencing January 1, 2001, and every five
(5) years thereafter, in the event construction commences on or before September 1, 1989, or for the first time in the year 2005 with respect to Ground Rent payable commencing January 1, 2006, and every five (5) years thereafter in the event construction commences after September 1, 1989, and the Ground Rent shall be adjusted accordingly on the first (1st) day of each sixth (6th) year thereafter. Said dates of adjustment of Ground Rent shall be referred to for convenience as "adjustment dates".

              3.2.2  Ground Rent Adjustments by Appraisal.  With respect to each
                     ------------------------------------
Ground Rent adjustment date, the fair market land value and prevailing rate of return shall be determined by agreement between Landlord and Developer, but should they not be able to agree at least two hundred ten (210) days prior to an adjustment date, then such fair market land value and prevailing rate of return shall be determined by appraisal, according to Section 3.2.3, by an analysis of comparable land transactions committed to the same usage and either zoned for or improved with facilities of similar density and height considerations, and/or such other appraisal method(s) recognized by the appraisal profession as are appropriate for fair market land value appraisals and mutually agreed to by the appraisers at time of reevaluation as being appropriate, recognizing market conditions that prevail as of the date of value.

                   3.2.2.1  Adjustment for 0ff-Site Costs. The fair market land
                            -----------------------------
value (as agreed upon by Landlord and Developer or as determined by appraisal) shall be adjusted (the "Adjusted Fair Market Land Value") in the proportion that the stated value of the land included in Parcels A and B, as set forth in Sections 3.1.2.1 and 3.1.2.2, bears to the sum of the original stated land value of the land included in Parcels A and B, plus the actual cost of off-site costs required by Landlord or the City of Long Beach as a precondition to the development of Parcel A and/or Parcel B as defined in Section 3.6 and subject to Sections 3.6 through 3.10. The Adjusted Fair Market Land Value shall be converted into an annual Ground Rent obligation based on the prevailing rate of return as determined pursuant to subsections 3.2.2 and 3.2.3.1. This adjustment for off-site costs shall only apply during the Basic Term of this Lease.

              3.2.3  Appraisal.  In the event the parties are unable to agree
                     ---------
upon the fair market rental value or the prevailing rate of return or the method of appraisal of the Premises at any adjustment date, the fair rental value of the subject land and/or the prevailing rate of return shall be determined by appraisals prepared by two appraisers, one appointed by the Landlord at its expense and one appointed by the Developer at its expense, both of whom shall be MAI members of the American Institute of Real Estate Appraisers or a successor organization in the event the American Institute of Real Estate Appraisers ceases to exist. Said appraisers shall be appointed not more than six (6) months prior to the commencement of the rental adjustment period but, in any event, within thirty (30) days after either party has given notice in writing of inability to agree. Both appraisals must be completed and submitted to the Landlord and Developer respectively within sixty (60) days after the appointment of the appraisers. The two appraisals shall be averaged unless the higher of the two appraisals exceeds the lesser by ten percent (10%) or more, in which case the two appraisers shall appoint a third appraiser, also an MAI member of the American Institute. In order to select such third appraiser, if the two appraisers do not agree, the appraisers shall obtain a list of five appraisers from the President of the American Institute of Real Estate Appraisers and shall alternately strike names from such list until one remains to become the third appraiser. The third appraiser shall be appointed by the first two appraisers within fourteen (14) days after notice from either of the parties to this Lease that the appointment of a third appraiser is necessary. The cost of such third appraiser shall be shared equally by the parties to this Lease. The third appraiser shall complete and submit the required appraisal to both parties within sixty (60) days after appointment. All appraisals shall be in the form of written reports supported by facts and analysis. The two of the three appraisers arriving at values closest to each other shall attempt to concur on a value. If they are unable to do so within thirty (30) days, the two closest appraisals shall be averaged and that value shall be the fair market value of the land or the prevailing rate of return, as appropriate. The total appraised value of both parcels shall not exceed the appraised value of the Premises. The Adjusted Fair Market Land Value shall be converted into an annual Ground Rent obligation based on the prevailing rate of return on similar ground leases then current in the market. Disagreements between the two appraisers as to the method of appraisal shall be resolved by a third appraiser, appointed in the manner described in this subsection.

                   3.2.3.1  Prevailing Rate of Return. As used in this Lease,
                            -------------------------
the term "prevailing rate of return"
shall mean the percentage of fair market value which is charged to lessee by lessor in lease agreements for similar or comparable uses entered into or renewed in the Los Angeles/Orange County urban area during the preceding twelve months, which lease agreements are reasonably comparable in their terms to this Lease.

              3.2.4  Maximum Rent Increase. The increase, if any, in Ground Rent
                     ---------------------
at the time of any adjustment date shall for Parcel A and B be limited to no more than the increase in subtenant rents as described in this section:

                   3.2.4.1  Allocation to Parcels.  The amount of Ground Rent
                            ---------------------
attributable to each parcel shall remain in effect during the term of the Lease unless parcel areas change.

                   3.2.4.2. Base Sublease Rental. The base sublease rental for
                            --------------------
each parcel shall be the total annualized rent, stabilized to exclude free rent, reduced rent or excess tenant improvement amortization or other similar concessions or considerations measured in the first year in which more than eighty percent (80%) of the rentable space on a given parcel is rented, prorated to full occupancy. If no improvements have been constructed upon Parcel B, then Parcels A and B shall be considered as one parcel fox the purpose of this
Section 3.2.4 and the limitation upon increases in Ground Rent for both Parcels A and B shall be the same percentage rate of rental increase applicable to Parcel A.

                   3.2.4.3  Sublease Rental Percentage Change The sublease
                            ---------------------------------
rental percentage change shall be determined by calculating the percentage changes in sublease rental between the base sublease rental for Parcel A and B, respectively, or for both Parcels A and B combined under the circumstances described in subsection 3.2.4.2 above and the actual sublease rental due to Developer for the same parcel or parcels in the full year preceding a Ground Rent Adjustment date, stabilized to exclude any free rent, reduced rent or excess tenant improvement amortization or other similar concessions or considerations.

                   3.2.4.4  Adjusted Ground Rent.  The "Adjusted Ground Rent"
                            --------------------
for each parcel (or for both Parcel A and B, if applicable) at any given adjustment period shall be the lesser of the Adjusted Fair Market Rental Value for such parcel as determined in subsection 3.2.2 above or the initial Ground Rent for such parcel plus the product of the Sublease Rental Percentage Change determined in subsection 3.2.4.3 above times the Ground Rent for such parcel or both parcels, if Section 3.2.4.2 is applicable. To the extent that the Adjusted Fair Market Rental Value is greater than the Adjusted Ground Rent, the difference may be carried forward into the next five (5) year adjusted rental period but not into any subsequent five (5) year adjusted rental periods, and thereby recovered by

         Landlord. The amount of Ground Rent during a five (5) year adjusted rental period where there has been such a carry forward shall not exceed one hundred ten percent (110%) of the fair market Ground Rent as determined for that period.

                   3.2.4.5  Sale or Assignment of Leasehold Interest. Should
                            ----------------------------------------
         Developer sell, assign or otherwise transfer its leasehold interest to an owner-user such that sublease rental is not paid to Developer, the fair market sublease rental for such building, using the criteria and methods set out in subsection 3.2.2, shall become the basis for calculating the maximum rental adjustment using the process described in 3.2.4.3 above.

              3.3  Ground Rent Adjustments Following Reconstruction. Developer
                   ------------------------------------------------
contemplates, pursuant to Section 11 hereof, that during the term of this Lease, any or all of the buildings or other material improvements developed on the Premises may be demolished and new buildings or other material improvements constructed in their place in order to meet the then current market demand, subject to Landlord approval pursuant to Section 7. In the event of such demolition and new construction on either parcel, the provisions of subsection
3.2 shall be modified with respect to such parcel as set forth below in subsections 3.3.1 and 3.3.2. This subsection 3.3 shall not apply to demolition and new construction which is due to damage or destruction, as described in subsection 6.3, where said new construction is limited to one for one replacement of useable or rentable floor area in the same general building configuration as that which previously existed.

              3.3.1  Ground Rent Adjustments.  Ground Rent for each parcel
                     -----------------------
          (or both parcels together, if subsection 3.2.4.2 is applicable) shall be adjusted according to the process set out in subsections
          3.2.2 and 3.2.3 of this Lease.

                   3.3.1.1  Adjustment Date.  The adjustment shall be effective
                            ---------------
          either six (6) months after issuance of an Initial Temporary Certificate of Occupancy of the building shell or commencement of subtenant rent, whichever occurs earlier; or

                   3.3.1.2  Alternate Adjustment Date.  In the event a regular
                            -------------------------
          five (5) year Ground Rent adjustment date for the parcel, as established in subsection 3.2.1, occurs after commencement of demolition of a building on said parcel and prior to completion of construction of a new building in its place, said adjustment shall take place on schedule and shall be based upon the assumption that construction of the planned new building has been completed.

              3.3.2  No Adjustment At Next Scheduled Adjustment Date.
                     -----------------------------------------------
          There shall be no Ground Rent adjustment for such parcel at the next scheduled adjustment date, but all subsequent Ground Rent adjustments shall occur on the schedule set out in subsection 3.2.1.

              3.3.3  Maximum Ground Rent Adjustment.  For purposes of
                     ------------------------------
     determining the maximum Ground Rent increase under subsection 3.2.4 at the time of the next Ground Rent adjustment and thereafter, the base sub-lease rental described in subsection 3.2.4 shall be established with respect to the new building or buildings constructed on the parcel (with Parcel A and B to be considered together if subsection 3.2.4.2 is applicable).

          3.4 Adjustments to Ground Rent During Option Term. At the commencement
              ---------------------------------------------
of each option term, and at the end of each five (5) years of each option term, the Ground Rent shall be determined as provided in subsection 3.2.2, but with no adjustment thereto as is provided in said subsection 3.2.2.1. The fair market land value shall be converted into an annual Ground Rent obligation based on the rate of return then current in the market for parcels which are currently and fairly appraised.

          3.5  Maximum Ground Rent Increase. However, the increase in Ground
               ----------------------------
Rent at the end of five (5) years of each option term shall be subject to the provisions of subsection 3.2.4, with the first year of the option term as the base period for determining sublease rental and the fifth (5th) year of the option term being the adjustment year for determining actual rental received, both to be stabilized to exclude any free rent, reduced rent, excess tenant improvement amortization or other similar concessions or considerations. The Ground Rent commencing the sixth (6th) year of any option term cannot increase at a percentage rate greater than the percentage increase in sublease rentals from the base year to the adjustment year.

          3.6  Definition of Offsite Costs.  For purposes of this Lease, Offsite
               ---------------------------
Costs shall include all costs actually incurred by Developer, which costs are required by Landlord or the City of Long Beach as a precondition to the development of Parcel A and/or Parcel B. Offsite Costs shall not include any costs directly associated with the construction of buildings or parking upon the Premises.

          3.7  Approval of Improvement Plans.  Prior to commencement of any
               -----------------------------
construction of items identified in Section 3.6, Developer shall submit to Landlord engineering plans and costs estimates for said items. Specifications for all improvements shall meet the standard specifications of the City of Long Beach for such improvements. Landlord shall review said plans for conformity with the requirements of Landlord and/or the City of Long Beach and approve or disapprove them as to such conformity in accordance with the procedures and criteria set out in subsection 7.3.7.

          3.8  Determination of Offsite Costs.  Following receipts of bids, and
               ------------------------------
prior to the award of a contract for construction of items shown on the plans approved pursuant to subsections 3.7 and 7.5.3 ("Approved Plans"), Developer shall submit to Landlord all bids received and a statement indicating which bid Developer intends to accept. The bid shall identify each item of cost in the same manner as the estimate of costs submitted pursuant to subsection 3.7. Landlord shall have the right to assert that any such item of cost is excessive on the basis of Landlord's experience with comparable construction, taking into consideration the total cost of the work, and Developer and Landlord shall attempt to arrive at an agreed cost for said item. In the event Developer and Landlord are unable to arrive at an agreed cost, then Developer and Landlord shall accept the decision of a jointly appointed independent registered civil engineer with experience in similar matters, who shall be directed to consider the positions of both Developer and Landlord and to establish within five (5) days, or such longer time as may be mutually agreed by Developer and Landlord, the agreed cost for any contested items, again taking into consideration the total cost of the work.

          The actual bid cost, or the agreed cost, where the bid cost is disputed, shall be deemed to be the actual cost of construction for each cost item to the extent that such costs are actually incurred as a result of the installation or construction of items or quantities of materials. Landlord shall have the right to monitor the construction of all items included in the Approved Plans to ensure that such construction is in accordance with the Approved Plans and the approved costs. During the period of construction, Landlord, through the Director of Public Works of the City of Long Beach, or the General Manager of Landlord, and Developer may agree upon modifications to the Approved Plans and to the bid costs or agreed costs as may be required by unforeseen conditions.

          Upon completion of construction, the aggregate of all costs which have been approved by the operation of this subsection, and which are actually incurred, less any costs paid by Landlord, shall become the amount of "Offsite Costs" referred to in subsection 3.2.2.1. Landlord shall have the right to audit and review all contracts, invoices, payments, and other pertinent materials as may be necessary to confirm the actual costs incurred.

          3.9  Construction by Landlord.  The City of Long Beach or Landlord
               ------------------------
shall design and install all traffic signals and modifications thereto if any are included in the plans approved pursuant to subsection 3.7. Such installation shall be paid for by Landlord or Developer, at Landlord's option. All Offsite Costs shall be paid by Developer.

          3.10 Phasing of Improvements.  Developer shall have the right to
               -----------------------
design and construct improvements in phases, in accordance with a phasing plan which shall be approved by Landlord. Plans, estimates of costs, and bids for phases of work shall be treated in the same manner as set out in subsections 3.7 through 3.9.

     4.   LEASEHOLD MORTGAGES:
          -------------------

          4.1  Leasehold Mortgage Authorized.  On one or more occasions
               -----------------------------
Developer may take back a Purchase Money Leasehold Mortgage upon a sale and assignment of the Leasehold Estate created by this Lease or may mortgage or otherwise encumber Developer's Leasehold Estate to an Institutional Lender (as hereinafter defined), under one or more Leasehold Mortgages and assign this Lease as security for such Mortgage or Mortgages.

          4.2  Notice to Landlord.
               ------------------

               4.2.1  Leasehold Mortgage Requirements.  If Developer shall,
                      -------------------------------
          on one or more occasions, take back a

Purchase Money Leasehold Mortgage upon a sale and assignment of the Leasehold Estate or shall mortgage Developer's Leasehold Estate to an Institutional Lender, and if the Holder of such Leasehold Mortgage shall provide Landlord with notice of such Leasehold Mortgage together with a true copy of such Leasehold Mortgage and the name and address of the Mortgagee, Landlord and Developer agree that, following receipt of such notice by Landlord, the provisions of this
Section 4 shall apply in respect to each such Leasehold Mortgage.

              4.2.2  Assignment of Leasehold Mortgage.  In the event of any
                     --------------------------------
assignment of a Leasehold Mortgage or in the event of a change of address of a Leasehold Mortgagee or of an assignee of such Mortgage, notice of the new name and address shall be provided to Landlord within ten (10) days after completion of such assignment.

              4.2.3  Landlord's Acknowledgement of Notice. Landlord shall
                     ------------------------------------
promptly upon receipt of a communication purporting to constitute the notice provided for by subsections 4.2.1 or 4.2.2, above, acknowledge by an instrument in recordable form receipt of such communication as constituting the notice provided for by subsections 4.2.1 or 4.2.2, or, in the alternative, notify Developer and the Leasehold Mortgagee of the rejection of such communication as not conforming with the provisions of subsections 4.2.1 or 4.2.2, and specify the specific basis of such rejection.

              4.2.4  Developer to Provide Copies.  After Landlord has received
                     ---------------------------
the notice provided for by subsections 4.2.1 or 4.2.2 above, Developer, upon being requested to do so by Landlord, shall within ten (10) days provide Landlord with copies of the note or other obligation secured by such Leasehold Mortgage and of any other documents pertinent to the Leasehold Mortgage as specified by Landlord. If requested to do so by Landlord, Developer shall thereafter also provide Landlord from time to time with a copy of each amendment or other modification or supplement to such instruments. All recorded documents shall be accompanied by the appropriate certification of the Custodian of the Recording Office as to their authenticity as true and correct copies of the official records and all non-recorded documents shall be accompanied by a certification by Developer that such documents are true and correct copies of the originals. From time to time upon being requested to do so by Landlord, Developer shall also notify Landlord of the date and place of recording and other pertinent recording data with respect to such instruments as have been recorded.

     4.3  Definitions.
          -----------

          4.3.1  Institutional Lender.  The term "Institutional Lender" as used
                 --------------------
in this Section 4 shall refer to a savings bank, savings and loan association, commercial bank, trust company, credit union, insurance company, college, university, real estate investment trust or pension fund. The term "Institutional Lender" shall also include other lenders of substance which have assets in excess of Fifty Million and No/l00 Dollars ($50,000,000.00) at the time the Leasehold Mortgage is made.

                   4.3.2  Leasehold Mortgage.  The term "Leasehold Mortgage" as
                          ------------------
         used in this Section 4 shall include a mortgage, a deed of trust, a deed to secure debt, or other security instrument by which Developer's Leasehold Estate is mortgaged, conveyed, assigned or otherwise transferred, to secure a debt or other obligation.

                   4.3.3  Leasehold Mortgagee.  The term "Leasehold Mortgagee"
                          -------------------
          as used in this Section 4 shall refer to a holder of a Leasehold Mortgage in respect to which the notice provided for by subsection 4.2 has been given and received and as to which the provisions of this
          Section 4 are applicable.

              4.4 Consent of Leasehold Mortgagee Required.  No cancellation,
                  ---------------------------------------
surrender or modification of this Lease shall be effective as to any Leasehold Mortgagee unless consented to in writing by such Leasehold Mortgagee.

              4.5 Default Notice.  Landlord upon providing Developer any notice
                  --------------
of: (i) default under this Lease, (ii) a termination of this Lease, or (iii) a matter of which Landlord may predicate or claim a default, shall at the same time provide a copy of such notice to every Leasehold Mortgagee. No such notice by Landlord to Developer shall be deemed to have been duly given unless and until a copy thereof has been so provided to every Leasehold Mortgagee having a lien upon the Premises. From and after the date such notice has been given to a Leasehold Mortgagee, such Leasehold Mortgagee shall have the same period, after giving of such notice upon it, for remedying any default or acts or omissions which are the subject matter of such notice or causing the same to be remedied, as is given Developer after the giving of such notice to Developer, plus in each instance, the additional periods of time specified in subsections 4.6 and 4.7 to remedy, commence remedying or cause to be remedied the defaults or acts or omissions which are the subject matter of such notice specified in any such notice. Landlord shall accept such performance by or at the instigation of such Leasehold Mortgagee as if the same had been done by Developer. Developer authorizes each Leasehold Mortgagee to take any such action at such Leasehold Mortgagee's option and does hereby authorize entry upon the Premises by the Leasehold Mortgagee for such purpose.

              4.6  Notice to Leasehold Mortgagee.
                   -----------------------------

                   4.6.1  Landlord's Termination Notice.  Anything contained in
                          -----------------------------
          this Lease to the contrary notwithstanding, if any default shall occur which entitles Landlord to terminate this Lease, Landlord shall have no right to terminate this Lease unless, following the expiration of the period of time given Developer to cure such default or the act or omission which gave rise to such default, Landlord shall notify every Leasehold Mortgagee of Landlord's intent to so terminate ("Termination Notice") at least thirty (30) days in advance of the proposed effective date of such termination if such default is capable of being cured by the payment of money ("Termination Notice Period"), and at least sixty
(60) days in advance of the proposed effective date of such termination if such default is not capable of being cured by the payment of money (also a "Termination Notice Period"). The provisions of subsection 4.7, shall apply if, during such thirty (30) or sixty (60) day Termination Notice Period, any Leasehold Mortgagee shall:

                   4.6.1.1 Notify Landlord of such Leasehold Mortgagee's desire to nullify such notice; and

                   4.6.1.2 Pay or cause to be paid all Ground Rent, additional rent and other payments then due and in arrears as specified in the Termination Notice to such Leasehold Mortgagee and which may become due during such thirty
(30) or sixty (60) day Termination Notice Period; and

                   4.6.1.3 Comply or in good faith, with reasonable diligence and continuity, commence to comply with all nonmonetary requirements of this Lease then in default and reasonably susceptible of being complied with by such Leasehold Mortgagee; provided however, that such Leasehold Mortgagee shall not be required during such sixty (60) day Termination Notice Period to cure or commence to cure any default consisting of Developer's failure to satisfy and discharge any lien, charge or encum-brance against the Developer's interest in this Lease or the Premises junior in priority to the lien of the mortgage held by such Leasehold Mortgagee.

          4.6.2  Proper Address of Leasehold Mortgagee. Any notice to be given
                 -------------------------------------
by Landlord to a Leasehold Mortgagee pursuant to any provision of this Section 4 shall be deemed properly addressed if sent to the Leasehold Mortgagee who served the notice referred to in subsection 4.2.1 unless notice of a change of Mortgage ownership has been given to Landlord pursuant to subsection 4.2.2.

     4.7  Procedure on Default.
          --------------------

          4.7.1  Extension of Termination Notice Period. If Landlord shall elect
                 --------------------------------------
to terminate this Lease by reason of any default of Developer, and a Leasehold Mortgagee shall have proceeded in the manner provided for by subsection 4.6, the specified date for the termination of this Lease as fixed by Landlord in its Termination Notice shall be extended for a period of six (6) months, provided that such Leasehold Mortgagee shall during such six (6) month period:

              4.7.1.1  Payment of Monetary Obligations. Pay or cause to be paid
                       -------------------------------
the Ground Rent, additional rent and other monetary obligations of Developer under this Lease as the same become due, and continue its good faith efforts to perform all of Developer's other obligations under this Lease.

              4.7.1.2  Foreclosure of Leasehold Mortgage. If not enjoined or
                       ---------------------------------
stayed, take steps to acquire or sell Developer's interest in this Lease by foreclosure of the Leasehold Mortgage or other appropriate means and prosecute the same to completion with due diligence.

          4.7.2  Cure of Default.  If at the end of such six (6) month period
                 ---------------
such Leasehold Mortgagee is complying with subsections 4.7.1.1 and 4.7.l.2, this Lease shall not then terminate, and the time for completion by Leasehold Mortgagee of its proceedings shall continue so long as such Leasehold Mortgagee is enjoined or stayed and thereafter for so long as such Leasehold Mortgagee proceeds to complete steps to acquire or sell Developer's interest in this Lease by foreclosure of the Leasehold Mortgage or by other appropriate means with reasonable diligence and continuity. Nothing in this subsection 4.7, however, shall be construed to extend this Lease beyond the original term thereof as extended by any options to extend the term of this Lease properly exercised by Developer or a Leasehold Mortgagee in accordance with subsection 2.1, nor to require a Leasehold Mortgagee to continue such foreclosure proceedings after the default has been cured. If the default shall be cured and the Leasehold Mortgagee shall discontinue such foreclosure proceedings, this Lease shall continue in full force and effect as if Developer had not defaulted under this Lease.

          4.7.3  Compliance of Leasehold Mortgagee.  If a Leasehold Mortgagee is
                 ---------------------------------
complying with subsection 4.7.1 upon the acquisition of Developer's Leasehold Estate herein by such Leasehold Mortgagee or its designee or any other purchaser at a foreclosure sale or otherwise this Lease shall continue in full force and effect as if Developer had not defaulted under this Lease.

          4.7.4  Leasehold Mortgage Not an Assignment. For the purposes of this
                 ------------------------------------
Section 4, the making of a Leasehold Mortgage issued by an institutional lender shall not be deemed to constitute an assignment or transfer of this Lease or of the Leasehold Estate hereby created, nor shall any Leasehold Mortgagee, as such, be deemed to be an assignee or transferee of this Lease or of the Leasehold Estate hereby created so as to require such Leasehold Mortgagee, as such, to assume the performance of any of the terms, covenants or conditions on the part of Developer to be performed hereunder, but the purchaser at any sale of this Lease and of the Leasehold Estate hereby created in any proceedings for the foreclosure of any Leasehold Mortgage, or the assignee or transferee of this Lease and of the Leasehold Estate hereby created under any instrument of assignment or transfer in lieu of the foreclosure of any Leasehold Mortgage shall be deemed to be an assignee or transferee within the meaning of this
Section 4, and shall be deemed to have agreed to perform all of the terms, covenants and conditions on the part of Developer to be performed hereunder from and after the date of such purchase and assignment, but only for so long as such purchaser or assignee is the owner of the Leasehold Estate. Provided, however, that Developer shall, as to such Leasehold Mortgagee, provide to Landlord the same information which Developer must supply pursuant to this Lease as assignee.

          4.7.5  Obligation of Leasehold Mortgagee to Repair or Reconstruct. If
                 ----------------------------------------------------------
the Leasehold Mortgagee or its designee shall become holder of the Leasehold Estate, and if the buildings and improvements on the Premises shall have been or become materially damaged on, before or after the date of such purchase and assignment, the Leasehold Mortgagee or its designee shall be obligated to repair, replace or reconstruct the building or other improvements only to the extent of the net insurance proceeds received by the Leasehold Mortgagee or its designee by reason of such damage. However, should such net insurance proceeds be insufficient to repair, replace or reconstruct the building or other improvements to the extent required by subsection 6.3, and should the Leasehold Mortgagee or its designee choose not to fully reconstruct the building or other improvements to the extent required by subsection 6.3, such failure shall constitute an event of default under this Lease which shall entitle Landlord to commence proceedings to terminate the Lease.

          4.7.6  Leasehold Mortgagee's Right to Transfer. Any Leasehold
                 ---------------------------------------
Mortgagee or other acquirer of the Leasehold Estate of Developer pursuant to foreclosure, assignment in lieu of foreclosure or other proceedings may, upon acquiring Developer's Leasehold Estate, without further consent of Landlord, assign the Leasehold Estate one time on such terms and to such persons and organizations as are acceptable to such Mortgagee or acquirer and thereafter be relieved of all obligations under this Lease; provided that such assignee has delivered to Landlord its written agreement to be bound by all of the provisions of this Lease. Any further attempts by the Leasehold Mortgagee to assign shall comply with the provisions of this Lease relating to Assignment.

         4.7.7  Leasehold Mortgagee Transfer a Permitted Sale.  Notwithstanding
                ---------------------------------------------
any other provisions of this Lease, any sale of this Lease and of the Leasehold Estate hereby created in any proceedings for the foreclosure of any Leasehold Mortgage, or the assignment or transfer of this Lease and of the Leasehold Estate hereby created in lieu of the foreclosure of any Leasehold Mortgage shall be deemed to be a permitted sale, transfer or assignment of this Lease and of the Leasehold Estate hereby created.

    4.8   New Lease.
          ---------

          4.8.1  Terms of New Lease.  In the event of the termination of this
                 ------------------
Lease as a result of Developer's
default Landlord shall, in addition to providing the notices of default and termination as required by subsections 4.5 and 4.6, provide each Leasehold Mortgagee with written notice that the Lease has been terminated, together with a statement of all sums which would at that time be due under this Lease but for such termination, and of all other defaults, if any, then known to Landlord. Landlord agrees to enter into a new lease ("New Lease") of the Premises with such Leasehold Mortgagee, or its designee for the remainder of the term of this Lease, effective as of the date of termination, at the Ground Rent and additional rent, and upon the terms, covenants and conditions, including all first rights of refusal and options to renew or purchase, but excluding requirements which are not applicable or which have already been fulfilled of this Lease, provided:

              4.8.1.1  Written Request to Landlord. Such Leasehold Mortgagee
                       ---------------------------
shall make written request upon Landlord for such New Lease within thirty (30) days after the date such Leasehold Mortgagee receives Landlord's Notice of Termination of this Lease given pursuant to this subsection 4.8.

              4.8.1.2  Payment of Obligations.  Such Leasehold Mortgagee or its
                       ----------------------
designee shall pay or cause to be paid to Landlord at the time of execution and delivery of such New Lease, any and all sums which would at the time of execution and delivery thereof be due pursuant to this Lease but for such termination and, in addition thereto, all reasonable expenses, including reasonable attorney's fees, which Landlord shall have incurred by reason of such termination and the execution and delivery of the New Lease and which would not otherwise have been received by Landlord from Developer or other party in interest under Developer. In the event of a controversy as to the amount to be paid to Landlord pursuant to this subsection 4.8.1.2, the payment obligation shall be satisfied if Landlord shall be paid the amount not in controversy, and the Leasehold Mortgagee or its designee shall agree to pay any additional sum ultimately determined to be due plus interest at the rate set forth in subsection 3.1.6, and such obligation shall be adequately secured.

          4.8.1.3  Remedy of Developer's Defaults. Such Leasehold Mortgagee or
                   ------------------------------
its designee shall agree to remedy any of Developer's defaults of which said Leasehold Mortgagee is or may be notified by Landlord's Notice of Termination and which are reasonably susceptible of being so cured by Leasehold Mortgagee or its designee.

          4.8.1.4  New Lease to Have First Priority. Any New Lease made
                   --------------------------------
pursuant to this subsection 4.8 and any Subdivided Lease entered into pursuant to subsection 7.6 and any Single Lease entered into pursuant to subsection 7.7, shall be prior to any mortgage or other lien, charge or encumbrance on the fee of the Premises and the Developer under such New Lease, Single Lease or Subdivided Lease, as the case may be, shall have the same right, title and interest in and to the Premises and the buildings and improvements thereon as Developer had under this Lease.

          4.8.1.5  Developer's Obligations Under New Lease.  The Developer
                   ---------------------------------------
     under any such New Lease, Single Lease or Subdivided Lease shall be liable to perform the obligations imposed on the Developer by such New Lease, Single Lease or Subdivided Lease only during the period such person or entity has ownership of such Leasehold Estate.

          4.9  New Lease Priorities.  If more than one Leasehold Mortgagee
               --------------------
shall request a New Lease pursuant to subsection 4.8.1, Landlord shall enter into such New Lease with the Leasehold Mortgagee whose mortgage is prior in lien or with the designee of such Leasehold Mortgagee. Landlord, without liability to Developer or any Leasehold Mortgagee with an adverse claim, may rely upon mortgagee title insurance policy issued by a responsible title insurance company doing business within the State of California as the basis for determining the appropriate Leasehold Mortgagee who is entitled to such New Lease.

          4.10  Eminent Domain.  Developer's share, as provided by subsection
                --------------
10.3, of the proceeds arising from an exercise of the power of Eminent Domain shall, subject to the provision of such subsection 10.3, be disposed of as provided for by any

Leasehold Mortgagee.

          4.11  Notice of Arbitration.  Landlord shall give each Leasehold
                ---------------------
Mortgagee prompt notice of any appraisal, arbitration or legal proceedings between Landlord and Developer involving obligations under this Lease. Landlord shall give the Leasehold Mortgagee notice of, and a copy of any award or decision made in any such proceedings, which shall be binding on all Leasehold Mortgagees.

          4.12  Amendment to Facilitate Leasehold Financing. Landlord hereby
                -------------------------------------------
agrees that if any Institutional Lender to whom Developer proposes to make a Leasehold Mortgage on Developer's Leasehold Estate shall require as a condition to making any loan secured by such mortgage that Landlord agree to modifications of this Lease, then Landlord agrees that it will enter into an agreement with Developer in recordable form making the modifications that are requested by such lender, provided that such changes do not adversely affect any right of Landlord under this Lease.

          4.13  Security Deposit.  If any Leasehold Mortgagee, its designee or
                ----------------
other purchaser has acquired the Leasehold Estate of Developer pursuant to foreclosure, conveyance in lieu of foreclosure or other proceedings, or has entered into a New Lease with Landlord in accordance with subsection 4.8, such Leasehold Mortgagee, its designee or other purchaser shall succeed to the rights of Developer, if any, in and to the security deposits paid by Developer to Landlord pursuant to subsections 16.1 and 16.2. In such event, Developer shall no longer have any rights to such security deposits, and Landlord shall hold such security deposits for and on behalf of such Leasehold Mortgagee, its designee or other purchaser.

          4.14  Estoppel Certificate.  Landlord shall at any time and from time
                --------------------
to time hereafter, but not more frequently than twice in any one-year period (or more frequently if such request is made in connection with any sale or mortgaging of Developer's Leasehold Interest or permitted subletting by Developer), within ten (10) days after written request of Developer to do so, certify by written instrument duly executed and acknowledged to any Mortgagee or purchaser, or proposed Mortgagee or proposed purchaser, or any other person, firm or corporation specified in such request: (i) as to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment; (ii) as to the validity and force and effect of this Lease, in accordance with its tenor; (iii) as to the existence of any default hereunder; (iv) as to the existence of any offsets, counter claims or defenses hereto on the part of Developer; (v) as to the commencement and expiration dates of the term of this Lease; and (vi) as to any other matters as may be reasonably so requested. Any such certificate may be relied upon by Developer and any other person, firm or corporation to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on Landlord. Any party requesting such estoppel certificate shall reimburse Landlord for its costs and expenses incurred in issuing such certificate.

          4.15  Notices.  Notices from Landlord to the Leasehold Mortgagee
                -------
shall be mailed to the address furnished Landlord pursuant to subsection 4.2 , and those from the Leasehold Mortgagee to Landlord shall be mailed to the address designated pursuant to the provisions of subsection 1.5.1 hereof, attention the General Manager. Such notices, demands and requests shall be given in the manner described in subsection 17.1 and shall in all respects be governed by the provisions of that subsection.

          4.16  Erroneous Payments.  No payment made to Landlord by a Leasehold
                ------------------
Mortgagee shall constitute agreement that such payment was, in fact, due under the terms of this Lease; and a Leasehold Mortgagee having made any payment to Landlord pursuant to Landlord's wrongful, improper or mistaken notice or demand shall be entitled to the return of any such payment or portion thereof provided such Leasehold Mortgagee shall have made demand therefor not later than ninety
(90) days after the date of its payment.

          4.17  Request for Notice for Benefit of Landlord. Immediately after
                ------------------------------------------
recording any Leasehold Mortgage encumbering Developer's Leasehold Estate, Developer, at Developer's expense, shall cause to be recorded in the Office of the Recorder of Los Angeles County, California, a written request of notice under Section 2924(b) of the California Civil Code providing that a copy of any notice of default and a copy of any notice of sale under such Leasehold Mortgage shall be delivered to Landlord as provided for under said Section 2924(b) of the California Civil Code. Such request shall be executed by Landlord. Concurrently, with Developer's forwarding such notice for recordation, Developer shall furnish to Landlord a complete copy of the Leasehold Mortgage and the note secured thereby, together with the name and address of the holder thereof. Said note and mortgage are to be kept by Landlord on a confidential basis to the extent permitted by law.

          4.18  Release or Forebearance.  If any such lender shall fail or
                -----------------------
refuse to comply with any and all of the conditions of this section, then and thereupon Landlord shall be released from its covenant of forebearance with such lender herein contained.

          4.19  Notice.  Landlord's obligation to observe its covenants of
                ------
forebearance in this section for the benefit of any lender on the security of the Leasehold Estate, except as may be otherwise provided by law, shall be conditioned upon there having been first delivered to the General Manager of the Water Department of the City of Long Beach, a written notice of such encumbrance which shall state the name and address of such lender for the purpose of enabling notices to be given under subsection 4.2 above.

          4.20  No Merger.  No merger of Developer's Leasehold Estate into
                ---------
Landlord's fee title shall result by reason of the ownership of Landlord's or Developer's estates by the same party or by reason of any other circumstances, without the prior consent of any and all lenders on the security of the Leasehold Estate.

          4.21  No Payment by Landlord.  Landlord shall not be required to
                ----------------------
execute any instrument which would obligate Landlord to the payment of any loan or any part thereof.

          4.22  Self Liquidating Mortgage.  The Leasehold Mortgage shall be a
                -------------------------
self liquidating mortgage, to be paid over a period not longer than elapses up to three (3) years prior to the end of the term of this Lease, or any option term if such option has been exercised.

          4.23  Leasehold Mortgagee Need Not Cure Specified Defaults. Nothing
                ----------------------------------------------------
herein contained shall require any Leasehold Mortgagee or its designee as a condition to its exercise of right hereunder to cure any default of Developer which cannot be cured by such Leasehold Mortgagee or its designee, in order to comply with the provisions of subsections 4.6 or 4.7 or as a condition of entering into the New Lease provided for by subsection 4.8.

          4.24  Casualty Loss.  A Standard Mortgagee Clause naming each Lease-
                -------------
hold Mortgagee may be added to any and all insurance policies required to be carried by Developer hereunder on condition that the insurance proceeds are to be applied in the manner specified in this Lease and the Leasehold Mortgage shall so provide, except that the Leasehold Mortgage may provide a manner for the disposition of such proceeds, if any, otherwise payable directly to Developer.

       5. ASSIGNMENT AND SUBLETTING:
          -------------------------

          5.1  Prohibition Against Change in Ownership, Management and Control.
               ---------------------------------------------------------------
The qualifications and identities of Developer are of particular concern to Landlord. It is because of those qualifications and identities that Landlord has entered into this Lease with Developer. No voluntary or involuntary successor in interest shall acquire any rights or powers under this Lease except as expressly provided for in this Lease.

          Except as otherwise permitted by this Section 5 and subsection 1.5.3, Developer shall not permit any significant change (voluntary or involuntary) in the ownership, management or control of Developer to occur unless such change is approved by Landlord, subject to the requirements of this section and reasonable conditions imposed by Landlord.

          Except as otherwise permitted by this Section 5 and subsection 1.5.3, Developer may not assign this Lease or any interest herein without first obtaining the written consent of Landlord, pursuant to subsection 5.4 of this Lease. Any assignee shall assume and agree to perform the obligations of Developer under this Lease. Promptly following any permitted assignment, Developer shall deliver to Landlord a copy of such assignment, together with a statement setting forth the following information:

          5.1.1  Name and Address for Notices.  The name and address of the
                 ----------------------------
     assignee for the purpose of enabling notices to be given.

          5.1.2  Type of Entity.  Whether the assignee is an individual, a
                 --------------
     corporation, a partnership or a joint venture, and if such assignee is a corporation, the names of such corporation's principal officers and of its directors and State of incorporation, and if such assignee is a partnership or joint venture, the names and addresses of the general partners of such partnership or venture.

          5.1.3  Other Transfers.  In the event that Developer is a partner-
                 ---------------
     ship, joint venture or corporation, any assignment of twenty-five percent (25%) or more of the partnership or joint venture interest or outstanding capital stock of such an entity shall con-stitute an assignment by Developer of this Lease for the purposes of this
     Section 5 and shall not be permitted to occur without first obtaining the written consent of Landlord, which consent shall not unreasonably be withheld, delayed or conditioned.

          5.1.4  Buildings or Land.  In addition to all other assignments,
                 -----------------
     which must be approved in advance by Landlord, any assignment of 50,000 square feet of land or office space must be approved in advance by Landlord

          5.2 Assignments Not Subject to Approval.  The provisions of this
              -----------------------------------
Section 5 shall not be applicable to the following types of assignments and transfers, which shall be permitted without the prior consent of Landlord.

          5.2.1  Death or Incapacity.  Assignments resulting from the death or
                 -------------------
     mental or physical incapacity of an individual, provided, however, that any person replacing an individual who departs because of physical or mental disability shall have education and experience comparable to that of the person replaced.

          5.2.2  Family Transfer. A transfer or assignment for the benefit of a
                 ---------------
     spouse, children, grandchildren or other family members.

          5.2.3  Affiliated Corporation.  A transfer to an "Affiliated
                 ----------------------
     Corporation" as hereinafter defined. An "Affiliated Corporation" shall be
     (i) any corporation which owns fifty-one percent (51%) or more of the outstanding capital stock of the assigning corporation; or (ii) any corporation, fifty-one percent (51%) or more of the outstanding capital stock of which is owned by the assigning corporation; or (iii) any corporation, fifty-one percent (51%) or more of the outstanding capital stock of which is owned by a shareholder or group of shareholders who also owns at least fifty-one percent (51%) of the outstanding capital stock of the assigning corporation.

          5.2.4  IRS Transfer. A transfer of stock resulting from or in
                 ------------
     connection with a reorganization as contemplated by the provisions of the Internal Revenue Code of 1954, as amended, or otherwise, in which the ownership interests of a corporation are assigned directly or by operation of law to a person or persons, firm or corporation which acquires the control of the voting capital stock of such corporation or all or substantially all of the assets of such corporation.

          5.2.5  Public Entity. A transfer of stock in a publicly held
                 -------------
     corporation or of the beneficial interest in any publicly held partnership or real estate investment trust.

          5.2.6  Partner.  A transfer by a limited partner or joint venturer to
                 -------
     a partnership or joint venture in which the assignor is a partner or venturer.

          5.2.7  Comprising Entity.  A transfer or assignment from one partner
                 -----------------
     or joint venturer comprising Developer to another; or if Developer is a corporation from one shareholder to another.

          5.3 Assignment Invalid.  Any transfer or assignment to which
              ------------------
Landlord's consent is required by subsection 5.1 shall be void and shall confer no right to occupancy upon the assignee unless and until such consent of Landlord is obtained. Such approval may be conditioned or refused in response to the matters specified herein.

          5.4 Approval of Assignments.  Landlord agrees that it shall consent to
              -----------------------
an assignment to a subtenant and to an assignment which, at the time of such assignment, is of such financial standing and responsibility as to give reasonable assurance that the payment of all Ground Rent and other amounts reserved in this Lease will be made in compliance with all the terms, covenants, provisions and conditions of this Lease. In requesting an approval by Landlord of assignment pursuant to subsection 5.1, Developer shall provide the following information to Landlord with respect to proposed assignments of 50,000 square feet of rentable building area or land area, or more, of sublease space, with respect to any Ground Sublease and with respect to assignments of a parcel or an interest in this Ground Lease.

          5.4.1  Name.  Name and address of the assignee.
                 ----

          5.4.2  Description.  Description of the Premises to be assigned.
                 -----------

          5.4.3  Nature of Business.  The nature of the business conducted by
                 ------------------
     assignee on the Premises to be assigned.

          5.4.4  Financial Information.  Financial strength of the subtenant or
                 ---------------------
     assignee (if the subtenant is a publicly held company, a copy of its most recent annual report; if the subtenant or assignee will not disclose financial information, a report from recognized credit rating agency, such as Dun & Bradstreet).

          5.4.5  Officers.  The identity, background and experience of all
                 --------
     officers and directors of assignee, at executive vice president level and above and senior operational officer relating to the Premises, if a corporation or general partners of a partnership or sole proprietor of a proprietorship (Principals).

          5.4.6  Additional Information.  To the extent known by Developer, the
                 ----------------------
     following information:

              5.4.6.1 Criminal record of the subtenant assignee or any of the Principals.

              5.4.6.2 Nature and extent of litigation to which the subtenant, assignee or any Principal is a party.

              5.4.6.3 Any course of conduct which a prudent person would deem materially detrimental to the Project or to the intended use of the Premises by the subtenant or assignee.

          5.4.7  Informational Purposes.  For informational purposes only:
                 ----------------------

              5.4.7.1  Number of anticipated employees of the assignee.

              5.4.7.2 At the time of submission of the request, the terms and conditions of the assignment.

              5.4.7.3 With respect to all assignment copy thereof after execution by all parties thereto.

          5.4.8  Confidentiality.  If requested by Developer at the time of
                 ---------------
     submission of the information described above, Landlord shall keep such information and the identity of the proposed sublessee or assignee confidential and Landlord shall execute a confidentiality statement so providing to the extent Landlord is permitted by law to do so.

          5.4.9  Disapproval by Landlord.  Landlord reserves the right to
                 -----------------------
     reject any proposed assignee where the matters specified in 5.4.3, 5.4.4,
     5.4.5 or 5.4.6 above indicate that the presence of assignee would not be in the public interest or would adversely affect the financial viability of the Project. Landlord shall either approve or disapprove any proposed assignee within fifteen (15) days after receipt by Landlord of a request to do so. Failure of Landlord to act within said fifteen (15) days shall constitute approval. If Landlord does not approve any proposed assignee, Landlord shall state in writing the reasons for such disapproval. Developer shall have the right to challenge the validity of such disapproval. No damages shall be payable to Developer in any action arising from such disapproval unless Landlord shall have acted unreasonably or in bad faith or with actual malice.

          5.5 No Release.  Notwithstanding any assignment by Developer permitted
              ----------
by subsection 5.1 with Landlord's consent, and notwithstanding any assignment by a partner or joint venturer of Developer permitted by subsection 5.1.3 with Landlord's consent or made without Landlord's consent pursuant to subsection 5.2, the assigning party shall remain fully liable for the performance of all of the covenants to be performed by Developer under this Lease prior to the effective date of such assignment but Developer shall be released from liability with respect to the performance of this Lease after the effective date of such assignment. Landlord's approval of or consent to any such assignment or transfer shall not be a waiver of any right to object to further or future assignments, and Landlord's consent to each such successive assignment must be first obtained in writing from Landlord unless otherwise permitted by this Lease without Landlord's prioritsconsent.

          5.6 Unauthorized Change.  This Lease may be terminated by the Landlord
              -------------------
if there is any significant change (voluntary or involuntary) other than those authorized in Section 5 or subsection 1.5.3 hereof, or not requiring Landlord's approval of ownership, management or control of the Developer prior to the completion of the development of the site, unless such changes have been approved by the Landlord.

          5.7 Subletting.  Developer shall be entitled, with the prior written
              ----------
consent of Landlord, to sublet the wits hole or any portion of the Premises or the improvements constructed thereon by or under Developer and, without limiting the foregoing, may establish a leasehold condominium regime on the Premises, or portions thereof, in accordance with the provisions of California law, including California Civil Code Sections 783 and 1350-1360. Developer shall, at all times, remain liable for the performance of all of the covenants on its part to be so performed, notwith-standing any subletting. Each sublease shall be subject and subordinate not only to this Lease, but also to any New Lease made by Landlord as provided in
Section 4.8 above. If the term of this Lease shall end while any such sublease is in effect, Landlord may, at its option, for a period of ninety (90) days thereafter, either terminate the said sublease or succeed to all of the rights of Developer thereunder. Where any sublease which is consistent with this Lease is approved, Landlord may grant to the subtenant, under such an approved sublease entered into in good faith and for reasonable consideration, a right of quiet enjoyment in recordable from (a "nondisturbance agreement") during the term of the sublease, notwithstanding the expiration, termination or cancellation of this Lease; provided that (i)) the term of the sublease, plus extension or renewal options, does not extend beyond the term of this Lease, plus extension options; (ii) such subtenant agrees that in the event this Lease expires, terminates or is cancelled during the term of the sublease, the sublease shall be deemed a direct lease between Landlord and such subtenant and the subtenant shall attorn to Landlord. In the event that Landlord objects to any proposed nondisturbance agreement or sublease, Landlord agrees to notify Developer in writing of such objection and of its reasons for such objection within twenty (20) days of its receipt of the proposed nondisturbance agreement and sublease. Subject to the foregoing provisions of this subsection 5.7, Landlord hereby approves generally of the form of nondisturbance agreement attached hereto as Exhibit "C". Any approvals or grants of quiet enjoyment given or made by Landlord pursuant to this subsection 5.7 shall be binding upon Land-lord, its successors or assigns, including without limitation any person or entity succeeding to the interest of Landlord by way of judicial foreclosure or trustee sale proceedings pursuant to any mortgage or deed of trust, the lien or charge of which is subject and subordinate to this Lease.

Any sublease, with respect to which Landlord agrees to execute a nondisturbance agreement pursuant to this subsection 5.7, may be a sublease pursuant to which the subtenant is responsible for the construction of the building improvements upon the subleased premises (a "Ground Sublease" herein). Any Ground Sublease may contain a hypothecation provision similar to Section 4 of this Lease for the benefit of the holder of any mortgage or deed of trust constituting a lien on the subleasehold estate created by virtue of the Ground Sublease. Any nondisturbance agreement executed and delivered by Landlord for the benefit of the sublessee under a Ground Sublease shall specifically recite that it is for the benefit of any such holder of a deed of trust or mortgage constituting a lien on the subleasehold estate created by such Ground Sublease; that the term "sublease" as used in the nondisturbance agreement shall be deemed to include any new sublease executed and delivered to any such holder of a first deed of trust or first mortgage following a termination of the sublease pursuant to a provision in the sublease similar to subsection 4.8 of this Lease, and that the term " sublessee" under the nondisturbance agreement shall be deemed to include any encumbrancer or other party succeeding to the sublessee under the Ground Sublease by virtue of judicial or private power of sale foreclosure proceedings or by delivery of an assignment in lieu of foreclosure, or otherwise. Where Landlord agrees to execute a nondisturbance agreement for the benefit of the sublessee under any Ground Sublease, such agreement shall be subject to the obligations of the sublessee thereunder being no less than the obligations of the Developer hereunder with respect to the subleased premises.

          5.7.1  Minor Subleases.  Consent of Landlord shall not be required
                 ---------------
     to a sublease of any unit of space smaller than 50,000 square feet, not including parking areas; however, notice of any such sublease shall be sent to Landlord's Airport Manager within ten (10) days of the execution of the sublease.

          5.7.2  Consent to Sublease.  Prior to review of any proposed
                 -------------------
     sublease, the following information and assurances shall be provided to Landlord as part of the request for consent to proposed subleases of 50,000 square feet of rentable building area, or more, of sublease space, with respect to any Ground Sublease:

                 5.7.2.1  Description.  Description of the sublease Premises.
                          -----------

                 5.7.2.2  Name.  The name and address of the sublessee for the
                          ----
            purpose of enabling notices to be given under subsection 17.1 hereof.

                 5.7.2.3 Nature of Business.  The nature of the business
                         ------------------
            conducted on the sublease Premises.

                 5.7.2.4 Financial Information.  Financial strength of the
                         ---------------------
            subtenant or assignee (if the subtenant is a publicly held company, a copy of its most recent annual report; if the subtenant or assignee will not disclose financial information, a report from a recognized credit rating agency, such as Dun & Bradstreet).

                 5.7.2.5  Officers.  The identity, background and experience of
                          --------
            all officers and directors of sublessee, at executive vice president level and above and senior operational officer relating to the Premises, if sublessee is a corporation, general partners of a partnership or sole proprietor of a proprietorship (Principals).

                 5.7.2.6  Additional Information.  To the extent known by
                          ----------------------
            Developer, the following information:

                 5.7.2.6.1 Criminal record of the subtenant, assignee or any of the Principals.

                 5.7.2.6.2 Nature and extent of litigation to which the subtenant, assignee or any Principal is a party.

                 5.7.2.6.3 Any course of conduct which a prudent person would deem materially detrimental to the Project or to the intended use of the Premises by the subtenant or assignee.

                 5.7.2.7  Informational Purposes.  For informational purposes
            only:         ----------------------

                 5.7.2.7.1 Number of anticipated employees of the subtenant or assignee.

                 5.7.2.7.2  At the time of submission of
            the request, the terms and conditions of the sublease or assignment.

                 5.7.2.7.3 With respect to all subleases and assignments a copy thereof after execution by all parties thereto.

                 5.7.2.7.4 Any proposed nondisturbance or attornment agreements.


          5.7.3  Confidentiality.  If requested by Developer at the time of
                 ---------------
     submission of the information described above, Landlord shall keep such information and the identity of the proposed sublessee or assignee confidential and Landlord shall execute a confidentiality statement so providing, to the extent Landlord is permitted by law to do so.

          5.7.4  Disapproval by Landlord.  Landlord reserves the right to
                 -----------------------
     reject any proposed sublessee where the matters specified in 5.7.2.3, 5.7.2.4, 5.7.2.5 or 5.7.2.6 above indicate that the presence of sublessee would not be in the public interest or would adversely affect the financial viability of the Project. Landlord shall either approve or disapprove any proposed sublessee within fifteen (15) days after receipt by Landlord of a request to do so. Failure of Landlord to act within said fifteen (15) days shall constitute approval. If Landlord does not approve any proposed sublessee, it shall state in writing the reasons for such disapproval. Developer shall have the right to contest such disapproval. No damages shall be payable to Developer in any action challenging such disapproval unless Landlord shall have acted unreasonably, in bad faith or with actual malice.

          5.8 Sale of Buildings.  Developer shall have the right to sell
              -----------------
buildings constructed pursuant to the terms of this Lease, provided, however, that such buildings shall be and remain subject to the terms and conditions of this Lease. No sale of such buildings shall be valid unless this requirement is expressly included in the deed as a covenant running with the land.

          5.9 Master Lease.  Landlord agrees to assign, and Developer agrees to
              ------------
accept, all rights and obligations of Landlord with respect to the existing three (3) leaseholds at the Premises, pursuant to the form of assignment attached hereto and marked Exhibit "E". Developer will hold Landlord and the City of Long Beach, and all of their officers and employees, free and harmless from any cost, expense, damage or claim of damage, including costs of defense, arising from the interests or asserted interests of the existing tenants of any such assigned leaseholds arising subsequent to the date of the assignment. Landlord shall hold Developers free and harmless from any cost, expense, damage or claim of damage including costs of defense, arising from acts or events occurring prior to the date of such assignment, unless such damage or claim of damage is caused or alleged to be caused by the assignment or any related transaction.

          6.  INDEMNITY, INSURANCE, CASUALTY DAMAGE:
              -------------------------------------

              6.1  Indemnification and Hold Harmless.  Developer expressly
                   ---------------------------------
agrees to defend, protect, indemnify and hold harmless the Landlord, its officers, agents and employees free and harmless from and against any and all claims, demands, damages, expenses, losses or liability of any kind or nature whatsoever which Landlord, its officers, agents or employees may sustain or incur or which may be imposed upon them or any of them for injury to or death of persons or damage to property arising out of or resulting from the alleged acts or omissions of Developer, its officers, agents or employees or in any manner connected with this Lease or with the occupancy, use or misuse of the Premises by Developer, its officers, agents, employees, subtenants, licensees, patrons or visitors. Developer also agrees to defend at its own cost, expense and risk all claims or legal actions that may be instituted against Developer or Landlord with respect to the Premises, and the design and construction of off-site improvements except traffic signals, and Developer agrees to pay settlements and to satisfy any judgment that may be rendered against either Developer or Landlord as a result of any injuries or damages which are alleged to have resulted from or be connected with this Lease or the occupancy or use of the Premises by Developer or its officers, agents, employees, subtenants, licensees, patrons or visitors. Nothing herein shall be deemed to require Developer to indemnify Landlord for liability determined by a court of law to have arisen from negligence of Landlord, provided, however, that as between the parties to this Lease, in any matter in which the doctrine of joint and several liability applies, Landlord shall not be required to pay any larger share of such judgment than its actual contribution as determined by the Court.

             6.2  Insurance.
                  ---------

                  6.2.1  Liability Insurance.  At all times during the term of
                         -------------------
            this Lease, Developer shall obtain and maintain or cause to be obtained and maintained bodily injury and property damage insurance by a combined single limit policy in an amount of at least Ten Million Dollars and No/100 ($10,000,000.00) naming the Landlord and its officers, agents and employees as coinsureds with Developer and others designated by Developer. Developer shall also maintain workers' compensation insurance in the amount required by statute.

                  Prior to entry upon the Premises, and upon each insurance
            renewal, Developer shall deliver the policies of insurance required by this subsection 6.2, or certified photostatic copies thereof, to Landlord for approval within 30 days as to sufficiency and for approval as to form by the City Attorney. When said policies of insurance have been so approved, Developer shall substitute a certificate of insurance issued by the insurance company or companies issuing such policies certifying that said insurance coverage is in full force and effect and upon the filing of said certificate, the policies will be returned by Landlord to Developer, if Developer has deposited the original policies with Landlord. Said liability and property damage insurance policy shall contain a provision or endorsement substantially as follows:

                   "The inclusion hereof of any person or entity as an insured shall not affect any right such person or entity would have as a claimant hereunder if not so included. This insurance shall be primary and not contributing with any other insurance maintained by Landlord."

                 Notwithstanding any other provision to the contrary contained in this Lease, Developer shall not have the right to enter upon the Premises for any purpose whatsoever until such certificate has been filed with Landlord.

                 6.2.2   Fire and Extended Coverage.  Developer shall, at no
                         --------------------------
            cost or expense to Landlord, keep insured for the benefit of Developer and Landlord, and such other parties, having an insurable interest, as Developer may designate, the improvements constructed by or under Developer upon the Premises against loss or damage by fire and lightning and risks customarily covered by extended coverage endorsement, in amounts not less than one hundred percent (100%) of the actual replacement cost of said improvements, except that Developer, at Developer's option may exclude the cost of excavations, foundations and footings. Landlord shall be named as an insured under any such policy. Such fire and extended coverage shall also be required to be furnished by Developer during the construction of improvements on the Premises as contemplated by
            Section 7 below. Any loss payable under such insurance shall be payable to

            Developer, Landlord and such other parties having an insurable interest in the property as Developer may designate and may be endorsed with a standard mortgagee's loss payable endorsement in favor of the holder of any Leasehold Mortgagee holding a Leasehold Mortgage. Landlord will release the entire sum of the proceeds to Developer or to a lender for purposes of reconstruction, replacement or repair of any damaged improvement. The proceeds of such insurance shall be paid to Developer to the extent the amount of the recovery is for damages to interior, non-structural or subtenant improvements, equipment, fixtures, personal property or for rental value insurance to the extent such recoveries are separate identifiable items. If Developer shall within five (5) years after such damage or destruction commence construction of the damaged or destroyed building, or a new building in accordance with Section 7 hereof, the proceeds of any insurance payable by reason of such damage or destruction shall be paid to Developer. If Developer shall fail to commence such construction within such five (5) year period Landlord reserves the right to receive such portion of the insurance proceeds so that Landlord may, if appropriate, carry out such reconstruction of the destroyed building, with all excess amounts to Developer. If at any time during the last five (5) years of the term of the Lease whether the original term or any extension thereof, a building then on the Premises shall be so damaged by fire or other casualty that the cost of restoration shall exceed fifty percent (50%) of the replacement value thereof, exclusive of foundations, immediately prior to such damage, either party hereto may, within sixty (60) days of such damage, give notice of its election to terminate this Lease with respect to the parcel upon which the building is located and, subject to further provisions of this subsection this Lease shall cease and come to an end on the date of the expiration of ten (10) days from the delivery of such notice with the same force and effect as if such date was the date herein fixed for the expiration of the term hereof, and the Ground Rent shall be apportioned and paid to the date of such termination. In such event Developer shall remove all debris and level the land, and Developer shall have no obligation to repair or rebuild or restore. The insurance proceeds its shall then be divided as follows:

                 If five (5) years remain before the end of the Lease or any extension thereof, Developer shall receive seventy-five percent (75%) of the proceeds, and Landlord shall receive twenty-five percent (25%); if four (4) years remain before the end of the Lease, Developer shall receive fifty percent (50%) of the proceeds, and Landlord shall receive fifty percent (50%); if three (3) years remain before the end of the Lease, Developer shall receive twenty-five percent (25%) of the proceeds, and Landlord shall receive seventy-five percent (75%);

            if two (2) years remain before the end of the Lease, Developer shall receive ten percent (10%) of the proceeds, and Landlord shall receive ninety percent if one (1) year remains before the end of the Lease, Landlord shall receive the entire proceeds.

                   6.2.3  Miscellaneous.  The insurance policies to be secured
                          -------------
            by Developer pursuant to this subsection 6.2 shall be obtained from insurers having a rating in Best's Insurance Guide of A-10, or better (or a comparable rating in any similar Guide, if Best's Guide is no longer published or if Best's rating system changes), and shall require that the insurer give Landlord notice of any modification, termination or cancellation of any policy of insurance no less than thirty (30) days prior to the effective date of such modification, termination or cancellation. In addition, Developer shall notify Landlord of any modification, termination or cancellation of any policy of insurance secured by Developer pursuant to this subsection 6.2 as soon as Developer learns of any such modification, termination or cancellation. The policy of public liability and property damage insurance to be obtained under subsection 6.2.1 above shall stipulate that said policy provides primary coverage and is not subordinate to nor contributing with any other insurance coverage held or maintained by Landlord. The procuring of any such policy of insurance shall not be construed to be a limitation upon Developer's liability or its full performance on Developer's part of the indemnification and hold harmless provisions of this Lease; and Developer understands and agrees that notwithstanding any such policy of insurance, Developer's obligation to protect, indemnify and hold harmless Landlord under this Lease is for the full and total amount of any damage, injuries, loss, expense, costs or liabilities caused by or in any manner connected with or attributed to the acts or omission of Developer, its officers, agents, employees, licensees, patrons or visitors, or the operations conducted by Developer, or Developer's use or misuse of the Premises, except to the extent resulting from the negligent or willful acts of Landlord or any such indemnitee.

                   6.2.4  Blanket Policies.  Nothing contained in this section
                          ----------------
            shall prevent Developer from requiring its subtenants, or any of them, or any other third party, to provide the insurance required by this Section 6, nor prevent Developer, or any of its subtenants, or any its such third party from taking out insurance of the kind provided for under this section under a blanket insurance policy or policies which cover other personal and real property owned or operated by Developer or any subtenant provided that the protection afforded Landlord and Developer under any policy of blanket insurance hereunder shall be no less than that which would have been afforded under a separate policy or policies relating only to the Premises.

                   6.2.5  Self-Insurance.  If a subtenant is self-insured as a
                          --------------
            matter of such subtenant's usual and customary business policy and such self-insurance is accepted by institutional lenders, Developer may request Landlord to waive the insurance requirement and to consent and permit such subtenant to self-insure. Such request shall be accompanied by information deemed necessary by Landlord to review the request. Consent to self-insure shall not be unreasonably withheld if the conditions specified in this section have been met.

                   6.2.6  Insurance Adjustments.  The amounts of insurance
                          ---------------------
            specified in subsections 6.2.1 and 6.2.3 may be adjusted in the year 2000 and not more often then every third year thereafter for the duration of the Lease to take into account circumstances at the time of such adjustments.

              6.3  Damage or Destruction.
                   ---------------------

                   6.3.1  Restoration of Premises.  If any building or improve-
                          -----------------------
            ment on the Premises is totally or partially destroyed or damaged as a result of any casualty, Developer shall promptly repair, replace or rebuild such building or other improvement at least to the extent of its value immediately prior to such occurrence, subject, however, to delays resulting from force majeure, the cancellation of existing leases due to such casualty, settling with insurers and/or negotiating new financing if necessary. If less than twenty (20) years remain of the term of this Lease or any extension thereof, Developer may remove all damaged or destroyed improvements and place the portions of the Premises from which improvements are removed in a clean and level condition following which all insurance proceeds attributable to such destruction or damage shall be the property of Developer. After the commencement of such repair, replacement or rebuilding Developer shall continue such work with reasonable diligence until completion. Developer may cause any such work to be performed by or under its subtenants. In no event shall Landlord be liable to Developer for any damages resulting to Developer from the happening of any such fire or other casualty or from the repair or reconstruction of the Premises or from the termination of this Lease as provided in subsection 6.3.2 below.

                   6.3.2  Right to Terminate.  Notwithstanding the provisions of
                          ------------------
            subsection 6.3.1 above, if the buildings and improvements on the Premises shall be damaged or destroyed as a result of a hazard against which Developer is not required to carry insurance to an extent in excess of fifty percent (50%), or more of their then insurable value, or if such damage or destruction shall occur during the last ten (10) years of the term of this Lease or during the last ten (10) years of any extended term of this Lease, then Developer shall have the right to elect not to repair, replace or rebuild such casualty damage and to cancel this Lease by giving written notice thereof to Landlord within three hundred sixty-five (365) days after the date of any such damage or destruction. Upon such termination, it will be the obligation of Developer to remove all damaged or destroyed improvements and to place the portions of the Premises from which improvements are removed in a clean and level condition.

                   6.3.3.  No Reduction in Rent.  In case of destruction, there
                           --------------------
            shall be no abatement or reduction of rent.



            7.   DEVELOPMENT OF THE PROJECT:
                 --------------------------

                 7.1  Scope of Development.  The Project will be a business,
                      --------------------
office, research and development and industrial park. It is agreed by the parties that the Project will be built to include one (1) or more buildings upon the Premises, no one of which shall exceed the height limits established by Federal Aviation Regulations (FAR). However, it is recognized that the scope of development may be changed, enlarged or redistributed to meet a subtenant's or user's needs or changed conditions. The facade treatment, landscaping and character of the development will be substantially as proposed in the Long Beach Airport Center submittal of December 7, 1983, as supplemented by a spiral bound document entitled "Supplement to Kilroy Industries, December 7, 1983, Proposal", and included therein is a transmittal letter from Kilroy Industries to the City of Long Beach, dated January 12, 1984, ("Developer's Long Beach Airport Center Submittal") on file in the offices of the Director of Community Development of the City of Long Beach, or the equivalent of the submitted proposal if approved by Landlord pursuant to subsection 7.3 hereof.

                 7.2 Developer's obligation to Develop Premises. Developer
                     ------------------------------------------
agrees to commence the construction of improvements upon the Premises as an orderly development in conjunction with the development of the adjoining property leased from the City of Long Beach. Developer shall undertake as expeditiously and fully as is reasonably possible in the exercise of sound business judgment, the planning and construction of improvements upon Premises and to further the interest thereof to the end that there will be ultimately constructed on the Premises the development contemplated the Basic Concept Documents or its alternative as approved by Landlord pursuant to subsection 7.3.7.

          In the event Developer has not commenced construction on the Premises by January 1, 1995, then the fair market rental value of the Premises shall be adjusted in the manner set forth in subsection 3.2, as of January, 1995, upon the assumption its that any building or buildings or other material improvements planned for construction upon Premises had, in fact, been completed, unless the provisions of section 3.1.3 shall apply.

                   7.2.1 Best Efforts to Sublease. Developer shall at all times
                         ------------------------
            use its best efforts to expedite to the fullest extent consistent with the exercise of sound business the making and entering into of sub-leases with subtenants upon terms and conditions satisfactory to subtenants and not inconsistent with any of the requirements of this Lease.

           7.3  Architectural Approval.
                ----------------------

                   7.3.1  Restriction.  No buildings or other improvements,
                          -----------
          including without limitation, grading street, landscaping and parking area improvements shall be constructed or maintained upon the Premises unless the same conform to and are consistent with the zoning for the site, building code requirements and other adopted construction standards for public improvements of the City of Long Beach and the scope of the Project, as defined in subsection 7.1 above, and are approved by Landlord as provided in subsection 7.3.7 below.

                   7.3.2  Basic Concept Documents. Landlord and the City of Long
                          -----------------------
          Beach have heretofore approved certain documents, including preliminary Parcel Map No. 16960. Said documents, as the same may from time to time be modified and/or supplemented with the approval of Landlord pursuant to subsection 7.3.7 below are herein referred to as the "Basic Concept Documents.

                   7.3.3  Landscaping.  Prior to the construction of any
                          -----------
          landscaping upon the Premises, Developer shall prepare and submit to Landlord for Landlord's approval pursuant to subsection 7.3.7 below preliminary landscape plans for such work. Following Landlord's approval of Developer's preliminary landscape plans for such work and prior to the commencement of such work, Developer shall prepare and submit to Landlord for Landlord's approval pursuant to subsection
          7.3.7 below final landscape plans for such work. Said landscape plans need not include landscaping between building walls and adjacent curbs and/or parking areas, it being understood that preliminary and final plans for such landscaping may be submitted separately by Developer to Landlord for Landlord's approval under subsection 7.3.7 below when the requirements of building occupants have been ascertained. Said landscape plans shall be consistent with the Basic Concept Documents and/or modifications or amendments thereto from time to time approved by Landlord. In general, Developer shall be permitted freedom of selection of landscaping plants, trees and other materials consistent with the Basic Concept Documents.

                 7.3.4  Exterior Elevations.  Prior to the construction of any
                        -------------------
          building improvements upon the Premises, Developer shall prepare and submit to Landlord for Landlord's approval pursuant to subsection
          7.3.7 below exterior elevations for such building improvements. Such exterior elevations need not include exterior building signs. The exterior elevations utilized by Developer in the construction of buildings upon the land leased by Developer under the existing City of Long Beach Ground Lease have been approved in concept by Landlord for purposes of this Lease and for no other purposes.

                 7.3.5  Security and Security Plans.  Developer shall submit
                        ---------------------------
          to the Landlord for approval a site security plan, if required, both for the construction period and for the Project as partially and fully developed which shall comply with applicable Federal Aviation Regulations and the requirements of the Airport Manager of the City of Long Beach. Developer shall comply with FAR Part 107 regarding Airport security and FAR Part 77 regarding height limitations. It is particularly important that Developer notify the Airport Manager and such other persons as he may direct twenty-four (24) hours in advance of erecting cranes on the Premises for any purpose. Developer shall pay any fine or penalty imposed on Landlord as a result of security violations on the Premises. Developer shall have the right to contest such fine or penalty.

                 7.3.6  Amendments.  Developer may from time to time submit to
                        ----------
          Landlord for Landlord's approval pursuant to subsection 7.3.7 below modifications and/or amendments to any of the items described in subsections 7.3.3 through 7.3.5 above theretofore approved by Landlord.

                 7.3.7  Landlord Approval.  Developer shall submit all plans
                        -----------------
          required by subsections 7.3 and 3.7 to Landlord, attention General Manager, who shall coordinate the review and approval of such plans with appropriate departments of the City of Long Beach. Landlord shall either approve or disapprove of any item submitted for approval to Landlord by Developer pursuant to subsections 7.3.3 through 7.3.6 above and subsection 3.7 within fifteen (15) days of Landlord's receipt thereof by giving written notice of such approval or disapproval to Developer. Any such disapproval shall state in writing the reasons for disapproval. Failure by Landlord to expressly so disapprove of any such item within such fifteen (15) day period shall constitute Landlord's approval of such item.

                 The criteria to be used by Landlord in approving or disapproving any such item shall be (i) compliance with the Basic Concept Documents and PD-2 zoning, ii) exterior aesthetics, (iii) consistency with prior improvement on the Premises or the adjacent premises leased by Developer from the City of Long Beach, (iv) relationship of improvements to adjacent land, including public rights-of-way, (v) the general function of the spaces within the Project between building areas and adjacent public rights-of-way, consistent with overall project design. In general, Developer shall be permitted freedom of design of all exteriors.

                 In the event Landlord disapproves of any such item, Developer may cause such item to be appropriately revised and resubmit the same to Landlord for approval pursuant to this subsection 7.3.7. Landlord and Developer agree to cooperate reasonably each with the other in resolving any objections of the other to such item and/or requested modifications by the other party.

                 The provisions of this section with respect to notice, time for and method of approval shall apply to any such revised item resubmitted to Landlord for approval. Upon the approval of any such item, Landlord shall execute and return a copy of such item to Developer marked approved by Landlord with the date of such approval.

                 Any item to be approved or disapproved by Landlord shall be deemed to have been submitted to and received by Landlord on the date such item is delivered to or received at the office of the Director of Community Development of Landlord.

                 7.3.8  Communication and Consultation.  Landlord and Developer
                        ------------------------------
          agree to communicate and consult informally as frequently as is necessary to insure that the formal submittal of any item pursuant to this section can receive prompt and speedy consideration. In addition, during the period that Developer is preparing drawings and specifications for buildings and other improvements to the Premises, Landlord agrees, upon request of Developer, to schedule and hold regular progress meetings in order to coordinate the compliance of such drawings and specifications with the construction requirements of this Lease.

                 7.3.9  Requirements of Institutional Lender or Major Occupant.
                        ------------------------------------------------------
          If any revisions or corrections of drawings and specifications, landscape and grading plans and/or site plans consistent with the items heretofore approved by Landlord or approved by Landlord pursuant to this section are required by any institutional lender providing or proposing to provide financing to Developer or major occupant or proposed major occupant for a building, Developer and Landlord shall cooperate with each other in efforts to obtain the waiver of such requirements or to develop a mutually acceptable alternative. A major occupant shall be deemed a person or entity occupying or proposed to occupy all of a freestanding building or in excess of 50,000 square feet of building floor area upon initial occupancy. If no such waiver is obtained and no such alternative is developed, Landlord shall amend the items so approved by Landlord pursuant to this section as may reasonably be required for consistency with such revisions or corrections. Any amendment of items approved by the Landlord does not constitute a waiver of other legal, governmental approvals.

                 7.3.10  Interior Improvements.  During the term hereof,
                         ---------------------
          Developer shall have the right to make, at no expense to Landlord, interior improvements to any building, and thereafter to make changes, alterations, further improvements and additions in and to the interior of any building as Developer may desire, subject to all applicable codes, ordinances and statutes.

                 7.3.11  Modification of Plans.  Developer may make changes and
                         ---------------------
          modifications to plans and specifications for buildings which are not material or to resolve an inconsistency or ambiguity without obtaining Landlord's prior approval. Landlord agrees that Developer may cause the plans for any building to be modified to the extent required to adapt the same to soil or other conditions found on the Premises and to the extent modification thereof is required by any governmental agencies or authorities having jurisdiction to approve such plans, all without resubmitting the same to Landlord for Landlord's reapproval.

                 7.4  Performance and Payment Bonds.
                      -----------------------------

                      7.4.1  Agreement to Provide.  On or before the date of
                             --------------------
          commencement of construction of any building, structure or other improvements on the Premises having an estimated cost of One Million and No/lOO Dollars ($1,000,000.00) or greater, Developer shall file or cause to be filed with Landlord a performance bond and labor and material payment bond executed by Developer or Developer's contractor or subtenant, as principal, and by a surety authorized to do business in the State of California, as surety, conditioned upon the contractor's performance of its construction contract with Developer and payment to all claimants for labor and materials used or reasonably required for use in the performance of such contract, in a form and with a surety reasonably acceptable to Landlord. Forms of bond which generally are acceptable hereunder are attached hereto and marked Exhibit "D". Said bond shall name or be endorsed to name Landlord as a joint obligee with Developer and/or Developer and Developer's lender. Landlord agrees to either approve or disapprove of any such proposed bond submitted to Landlord for approval within ten
          (10) days of Landlord's receipt
          thereof. Any notice of disapproval shall specify the reasons for disapproval and the modifications required to secure Landlord's approval. Landlord's failure to expressly so disapprove of any such bond within said ten (10) day period shall constitute Landlord's approval of the form of such bond and of the surety issuing such bond.

                   7.4.2  Term of the Bond.  The term of both bonds shall
                          ----------------
          commence on or before the date of filing with Landlord. The Performance Bond shall remain in effect until the date of completion of the work to the reasonable satisfaction of Landlord and the obtaining of a final Certificate of Occupancy from the City of Long Beach. The Payment Bond shall remain in effect until the expiration of the period of filing a claim of lien as provided in Title 15 of Part 4 of the California Civil Code, and as hereafter amended, or if a claim of lien is filed, the expiration of the period for filing an action to foreclose such lien, or until the Premises are freed from the effect of such claim of lien and any action brought to foreclose such lien pursuant to the provisions of said Title 15 of Part 4 or the lien is otherwise discharged.

                   7.4.3  Penal Sum.  The Performance Bond shall be in the
                          ---------
          amount and provide a penalty of one hundred percent (100%) of the cost of the improvements to be constructed as such cost shall be determined by the Developer. The Payment Bond shall be in the amount and provide a penalty of one hundred percent (100%) of the valuation of the improvements to be constructed.

                   7.4.4  Alternative Performance.  In lieu of the Performance
                          -----------------------
          Bond and Payment Bond required by this subsection 7.4, Developer may furnish cash, assignment of account, or a time certificate of deposit or irrevocable letter of credit conditioned only on the terms of this Lease or such other form of security as may be agreed upon by the patties.


             7.5  Construction.
                  ------------

                   7.5.1  Costs of Construction.  Except as provided in
                          ---------------------
          subsections 3.8, 3.9, and 7.5.10, the entire cost and expense of constructing any and all improvements on the Premises, including without limitation any and all on and off-site improvements required by applicable governmental authorities under applicable zoning ordinances or as a condition to parcel or final map approvals, shall be borne and paid by Developer, or its subtenants, and Developer shall hold and save Landlord and the Premises harmless from any liability whatsoever on account thereof.

                   7.5.2  Right to Improve.  Developer shall have the right to
                          ----------------
          construct buildings and other improvements upon the Premises and shall have the right to change the grade of the Premises and to perform all off-site work included within the scope and intent of the Basic Concept Documents and/or to demolish and remove any and all structures, foliage and trees situated upon the Premises as of the date of this Lease as may reasonably be required for the purpose of improving the same incidental to Developer's or a subtenant's use of the Premises; provided, that such work shall be performed in accordance with the applicable requirements of this Section 7, and such laws of any governmental entity as may be applicable thereto and that arrangements for access to adjacent leaseholds are completed prior to commencement of work on those areas. Any and all improvements, constructed by or for the Developer, except off-site improvements, shall be owned by Developer and its successors or assigns during the term of this Lease and, unless removed by Developer upon the expiration of the term of this Lease as permitted by subsection 17.10 below, shall become a part of the realty and the absolute property of Landlord upon the expiration or earlier termination of the term of this Lease.

                   7.5.3  Governmental Permits.  Before commencement of
                          --------------------
          construction or development of any buildings, structures, or other work or improvements upon the Premises or within the Project area, Developer shall, at its own expense with the cooperation of Landlord, secure or cause to be secured any and all permits which may be required by the City of Long Beach or any other governmental agency having authority over such construction, development or work. Developer shall provide a copy of each such permit to the Landlord prior to com-mencing the subject work or activity.

                   7.5.4  Rights of Access.  For the purposes of assuring
                          ----------------
          compliance with this Lease, representatives of Landlord in addition to those conducting inspections required by Landlord, shall have the right of access to the Premises without charges or fees, at normal construction hours, during the period of construction for the purposes of this Lease, including but not limited to the inspection of the work being performed in constructing the improvements required by this Lease. Such representatives of Landlord shall be those who are so identified in writing by the General Manager of Landlord except that those employees of the City of Long Beach conducting inspections required by law need not be so identified.

                   7.5.5  Local, State and Federal Laws.  Developer shall carry
                          -----------------------------
          out or cause to be carried out the construction of any buildings, structures or other work or improvements upon the Premises in conformity with all applicable laws. Any buildings, structures or other improvements constructed or placed upon the Premises by or under Developer, shall be constructed or placed in accordance with the laws and regulations of the State of California and of the City of Long Beach applicable to the Premises. Any applicable Federal Aviation Regulation (FAR) shall also be complied with.

                   7.5.6  Antidiscrimination During Construction. Developer for
                          --------------------------------------
          itself and its successors and assigns
          agrees that in the construction of any improvements provided for in this Lease, that Developer will not discriminate against any employee, or applicant for employment because of age, sex, marital status, race, handicaps, color, religion, creed, ancestry or national origin.

              7.5.7  Responsibilities of Landlord.
                     ----------------------------

                   7.5.7.1  Governmental Approvals.  Landlord will assist
                            ----------------------
          and cooperate with Developer in connection with requests by Developer for lot line adjustments, tentative or final, parcel, tract or subdivision map approval, condominium plan approval, variances and any other governmental approvals necessary for or which will facilitate the development of the Premises, pursuant to this Lease including, without limitation, the execution of documents required to dedicate or offer for dedication or restrict or otherwise encumber or subdivide by parcel or final maps or condominium plans portions of the Premises as may be required by applicable governmental authorities.

                   7.5.7.2  Easements.  Landlord agrees to join in granting
                            ---------
          or dedicating such public or private utility company easements as may be required for the development of the Premises, for which no consideration is given. With the exception of landscaping and appurtenant structures as provided in subsection 7.5.9, Developer shall have no re-sponsibility for maintaining public rights-of-way, sewers, storm drains and other facilities after dedication of same to the City of Long Beach by Developer.

                   7.5.7.3  Off-Site Improvements.  Subject to any
                            ---------------------
          limitation of law, Landlord shall take all such action as is necessary and prudent in order to permit Developer to install and construct the off-site improvements which are necessary to initially make the Premises suitable for development according to Developer's Basic Concept Documents. The costs of certain improvements shall be included in Offsite Costs in the manner set out in subsections 3.6 through 3.10.

                   7.5.7.4  Bond Financing.  Landlord further agrees to
                            --------------
          assist with Developer's financing of the development of the Premises by cooperating reasonably with Developer and using reasonable efforts to sell or to cause any appropriate agency of the City of Long Beach to sell industrial development bonds as a source for such financing, if such action is legally permissible; by granting to or for the benefit of the holders of any special assessment or district bonds constituting a first lien on Developer's Leasehold Estate, or their trustee, rights and remedies of a similar nature afforded Leasehold Mortgagees under Section 4 hereof.

                       7.5.7.5  Hazardous Materials.  Landlord shall, within a
                                -------------------
          reasonable time and at its expense, remove any hazardous material on Parcels A and B. Said removal shall be completed prior to commencement of Initial Ground Rental.

                   7.5.8  Responsibilities of Developer.  Developer, without
                          -----------------------------
          expense to Landlord, shall perform all work specified of Developer in this Lease. In addition, Developer shall furnish Landlord with semi-annual progress reports demonstrating good faith compliance with the construction requirements of this Lease on or before each semi-annual period commencing with the sixth month anniversary of the date of this Lease, through the occurrence of the completion date of such construction.

                   7.5.9  Maintenance.  In addition to the responsibilities
                          -----------
          mentioned herein, Developer shall have sole and exclusive responsibility for maintaining the Premises and all building structures and improvements which may be constructed upon the Premises in good condition and repair, at no cost or expense to Landlord, reasonable wear and tear excepted. Developer shall also maintain all landscaping and appurtenant structures installed in accordance with plans approved pursuant to Section 7. Landlord will consider a request to maintain landscaping in public rights-of-way.

                   7.5.10  Acceptance of Premises.  Developer accepts the
                           ----------------------
          Premises in an "as-is condition, except
           for subsurface toxic waste, hazardous materials and munitions, which are the responsibility of Landlord to remove at Landlord's expense, and also except for subsurface facilities of Landlord which are to remain and which are to be maintained by Landlord. Developer acknowledges that Developer has not received and Landlord has not made any warranty, express or implied, as to the condition of the Premises. Developer agrees to bear all expenses incurred in the development, operation and maintenance of the Premises, except for improvements and facilities dedicated for public use to the City of Long Beach or to other governmental authority, and except for removal and disposition of subsurface hazardous materials and munitions and subsurface facilities of Landlord which are to be retained by Landlord.



               7.6 Subdivided Leases.  For the purpose of facilitating the
                   -----------------
development of the Project and obtaining financing and refinancing of improvements to be constructed thereon, at any time and from time to time during the term, within thirty (30) days after notice of demand from Developer, Landlord shall enter into separate new leases ("Subdivided Lease") so that there shall be one lease for each developable parcel in the Premises. The Subdivided Leases described herein shall be for the sole purpose of lease, sale or financing of the development. In all matters affecting the relationship, rights or obligations of the parties hereto, or in the case of any inconsistency between the language of the documents, this Lease as undivided and unmodified shall govern except that as to the individual subdivided lease parcels, rents, security deposits, legal descriptions and requirements governing amount and level of construction may be varied to conform to the specifics of such parcel, as long as the totals in all such categories for all subdivided leases added together correspond to the totals expressed in this document. Developer shall pay to Landlord as a separate charge apart from rents a one time charge, payable in advance to reimburse Landlord's costs and expenses in separating the leases and reviewing and administering all the leases as separated in the sum of Five Thousand Dollars ($5,000.00). Each Subdivided Lease shall:

               7.6.1  Same Parties.  Have the same parties as the parties to
                      ------------
           this Lease.

               7.6.2  Obligations of Subdivided Leases.  Be released from
                      --------------------------------
           the overall obligations expressed in this Lease to pay rent and to carry out specific levels of construction within specific periods, provided, however that each such parcel shall be subject to an appropriate proportionate share of such obligations such that the total of such obligations divided among separated leases is not less than the total of such obligations expressed in this Lease. All other obligations imposed by this Lease shall apply to each such separate parcel as an undivided shared obligation. As to any conflict between the Subdivided Leases or all of them and this Lease, the terms of this Lease shall govern.

               7.6.3  Terms, Covenants.  Contain the same
                      ----------------
           terms, covenants, provisions, conditions and agreements as those contained in this Lease except that:

               7.6.3.1  Ground Rent.  The Ground Rent and other periodic
                        -----------
           payments to be made by Developer as part of Developer's obligation under this Lease and the security deposit under subsection 16.1 shall, under the Subdivided Lease, bear substantially the same proportion to amounts provided in this Lease as the area of the Premises in the Subdivided Lease bears to the area of the Premises in this Lease. Provided, however, that if the fair market value of any land included in a Subdivided Lease is substantially greater or less than the balance of the land included in this Lease, then the Ground Rent may be appropriately varied between the Subdivided Lease and this Lease in order to take into account such variance in the fair market land value.

               7.6.3.2  Improvements.  Any improvements constructed upon the
                        ------------
           Premises demised by a Subdivided Lease shall satisfy Developer's obligations imposed by this Lease. The right of Developer to make improvements shall be apportioned around the Subdivided Leases substantially as is provided in subsection 7.6.3.1.

               7.6.3.3  Easements and CC & R's.  Each Subdivided Lease shall
                        ----------------------
           contain all cross-easements, covenants, conditions, restrictions and agreements requested by Developer, and approved by Landlord, provided they reasonably facilitate separating this Lease into individual Subdivided Leases within the overall intent of this Lease.

                   7.6.3.4  Description of Property.  Each Subdivided Lease
                            -----------------------
           shall cover only that portion of the Premises specified by Developer in Developer's notice of demand, provided that Developer shall accompany each notice of demand with an accurate survey and metes and bounds description of the portion of the Premises to be covered by the Subdivided Lease; or if the Premises have been divided into separate parcels, with the appropriate parcel map description of such Premises.

                   7.6.3.5 Excluded Matters. Obligations under this Lease which
                           ----------------
           have been satisfied or which are not applicable shall be excluded from a Subdivided Lease.



                   7.7 Combining Leases. At any time and from time to time after
                       ----------------
the execution of any such Subdivided Lease, within thirty (30) days after notice of demand from Developer, Landlord shall enter into a single lease ("Single Lease") combining any two or more of the Subdivided Leases, covering all the portions of the Premises covered by the component Subdivided Leases, and containing the same terms, covenants, provisions, conditions and agreements as those contained in the component Subdivided Leases, except that:

                   7.7.1  Ground Rent.  The Ground Rent and other periodic
                          -----------
           payments to be made by Developer as part of Developer's obligation under the Single Lease shall be the sum of the Ground Rent and other periodic payments payable under the component Subdivided Leases;

                   7.7.2  Easements and CC & R's.  The Single Lease shall
                          ----------------------
           contain all cross easements, covenants, conditions, restrictions and agreements requested by Developer and approved by Landlord provided they reasonably facilitate combining the component Subdivided Leases and integrating the operation of the Single Lease with that of any Subdivided Leases still outstanding within the overall intent of this Lease.



          8.  USE:
              ---

              8.1 Permitted Development.  The Project shall be a business,
                  ---------------------
office, research and development and industrial park, with offices and facilities and space for sublease to subtenants. Developer may, on an interim basis, continue all businesses and uses now being conducted on the Premises. This shall have no effect on the rent required to be paid under this Lease.

              8.2 Vehicle Parking.  No vehicle not related to or used in the
                  ---------------
business of Developer or its subtenants or their respective employees, agents, guests or invitees shall be parked on the Premises for any period greater than twenty-four (24) hours.

           8.3 Federal Aviation Administration.  Use of the Premises shall
               -------------------------------
conform to and be limited by applicable zoning regulations, any conditions lawfully imposed by duly empowered governmental authority having jurisdiction over the Premises, the terms, covenants, conditions and restrictions imposed by this Lease and such lawful rules and regulations of the Federal Aviation Administration ("FAA") as may be applicable from time to time to the Premises. Landlord shall cooperate fully with Developer in obtaining all required FAA approvals.

           8.4 Inspection.  At all times during the term of this Lease, Landlord
               ----------
shall retain the right of access to and ingress and egress over the Premises to inspect aviation related operations and to enforce codes or ordinances and provisions of this Lease, subject to governmental and reasonable subtenant security requirements.


          9.  LIENS:
              -----
              9.1 Developer's Responsibility.  Developer shall not permit any
                  --------------------------
liens to be enforced against Landlord's interests in and to the land comprising the Premises, nor against Developer's leasehold interest therein by reason of work, labor, services or materials supplied or claimed to have been supplied to Developer or anyone holding the Premises, or any part thereof, through or under Developer, and Developer agrees to indemnify Landlord against such liens.

              9.2 Notice of Work.  Before any buildings, structures or other
                  --------------
improvements or additions thereto, having a cost in excess of One Hundred Fifty Thousand and No/l00 Dollars

($l50,000.00) are constructed or reconstructed upon the Premises, Developer shall serve written notice upon the Landlord in the manner specified in this Lease of Developer's intention to perform such work for the purpose of enabling Landlord to post notices on non-responsibility under the provisions of Section 3094 of the Civil Code of the State of California, or any other similar notices which may be required by law.

           9.3 Discharge of Liens.  If any mechanics liens or other liens shall
               ------------------
be filed by reason of work, labor, services or materials supplied or claimed to have been supplied to Developer or anyone holding the Premises, or any part thereof, through or under Developer, Developer shall cause the same to be discharged of record within sixty (60) days after notice to Developer of the filing thereof, or otherwise free the Premises from the effect of such claim of lien and any action brought to foreclose such lien within such sixty (60) day period, or Developer, within such sixty (60) day period, shall promptly furnish to Landlord a bond in an amount and issued by a surety company satisfactory to Landlord securing Developer against payment of such lien and against any and all loss or damage whatsoever in any way arising from the failure of Developer to discharge such lien.

           9.4 Landlord's Right to Pay.  In the event Developer fails to perform
               -----------------------
its obligations under subsection 9.3 above with respect to any lien within the sixty (60) day period specified in subsection 9.3 above, Landlord may, but shall not be obligated to pay the amount thereof, inclusive of any interest thereon, and any costs assessed against Developer in said litigation, or may discharge such lien by contesting its validity or by any other lawful means.

           9.5 Reimbursement of Landlord.  Any amount paid by Landlord for any
               -------------------------
of the expenses described in subsection 9.4 above, and all reasonable legal and other expense of Landlord, including reasonable counsel fees, and costs of suit, in defending any such action or in connection with procuring the discharge of such lien, with all necessary disbursements in connection therewith, together with interest thereon at the rate provided by law from the date of payment shall be repaid by Developer to Landlord on demand.


          10.  CONDEMNATION:
               ------------

           10.1  Definition of Terms.  The following definitions shall govern
                 -------------------
interpretation of this subsection.

               10.1.1  Total Taking.  The term "total taking" as used in
                       ------------
           this Section 10 means the taking of the entire Premises under the power of eminent domain or the taking of so much thereof as the parties mutually agree will prevent or substantially impair the use of the Premises of the uses and purposes than being made or proposed to be made by Developer of the Premises. If the parties do not agree as to whether prevention or substantial impairment has occurred, that issue may be arbitrated as provided in the rules for arbitration published by the American Arbitration Association. Each party shall pay half of the cost of such arbitration.

               10.1.2  Partial Taking.  The term "partial taking" means the
                       --------------
           taking of a portion only of the Premises which does not constitute a total taking as defined above.

               10.1.3  Voluntary Conveyance.  Neither party to this Lease
                       --------------------
           will voluntary convey any interest related to this Lease to any agency, authority or public utility under threat of a taking under the power of eminent domain in lieu of formal proceedings without first providing written notice to the other of any request or intention to do so.

               10.1.4  Date of Taking.  The term "date of taking" shall be
                       --------------
           the date title to the Premises or portion thereof passes and vests in the condemnor or the date of entry of an order for immediate possession with any judicial proceeding in eminent domain or the date physical possession of the Premises is taken or interfered with, whichever first occurs.

               10.1.5  Leased Land.  The term "leased land" means the real
                       -----------
           property demised hereby, but exclusive of any and all improvements situated upon the Premises at the commencement of the Lease term and also exclusive of all improvements constructed or placed thereon by or under Developer and exclusive of any grading and other site work performed by or under Developer.

             10.2  Effect of Taking.  If during the term hereof there shall be a
                   ----------------
total or partial taking under the power of eminent domain, then the Leasehold Estate of Developer in and to the Premises, in the event of a total taking, or the portion thereof taken, in the event of a partial taking, shall cease and terminate, as of the date of taking thereof. If this Lease is so terminated in whole or in part, all Ground Rent and other charges payable by Developer to Landlord hereunder attributable to the Premises, or portion thereof taken, shall be paid by Developer up to and prorated through the date of taking by the condemnor. Any portion of the security deposit provided for in subsection 16.1.1 fairly attributable to the terminated portion of the Lease-hold Estate shall be repaid to Developer and the parties shall thereupon be released from all further liability in relation thereto.

           10.3  Allocation of Award.  All compensation and damages awarded
                 -------------------
in connection with any taking, total or partial, of the Premises including any improvements thereon shall be allocated so that Developer shall receive that portion of the award attributable to the value determined for improvements then existing on the Premises, the value of Developer's leasehold interest in the Premises and severance or other damages to buildings or the Leasehold Estate. The remainder of the award, including all portions of the award attributable to the value of the land as affected by the leasehold, and any severance or other damages to the land, shall be payable to Landlord.

           10.4  Reduction of Ground Rent on Partial Taking. In the event of a
                 ------------------------------------------
partial taking, the Ground Rent payable by Developer shall be adjusted from the date of taking to the next adjustment date (see subsection 3.2.1). Such Ground Rent adjustment caused by the partial taking shall be made by reducing the

Ground Rent payable by Developer based on the ratio between the fair market value of the leased land at the date of taking and the fair market value of the leased land remaining immediately thereafter, valued for the use being made of the leased land by Developer prior to such taking.

           10.5  Temporary Taking.  If all or any portion of the Premises shall
                 ----------------
be taken by any competent authority for temporary use or occupancy, this Lease, at the option of Developer, shall continue in full force and effect without reduction or abatement of rent, notwithstanding any other provision of this Lease, statute or rule of law to the contrary, and Developer shall, in such event, be entitled to the entire award for such taking to the extent that the same shall be applicable to6 the period of such temporary use or occupancy included in the term of this Lease and Landlord shall be entitled to the remainder thereof.


          11.  ALTERATIONS BY DEVELOPER:
               ------------------------
          Developer shall have the right at any time and from time to time during the Lease term to make, at its sole cost and expense, such changes and alterations, structural or otherwise, in or to the improvements, other than dedicated public improvements, constructed upon the Premises as Developer shall deem necessary or desirable, including without limitation, the right to remove and/or demolish buildings and other improvements provided that other buildings or improvements are constructed in their place if such demolition occurs when twenty (20) or more years are remaining in the term of this Lease, including any extensions hereof. The rights granted by this section shall be limited to and their exercise shall comply with the terms of Section 7 and subsection 3.3 hereof.



          12.  TAXES AND ASSESSMENTS:
               ---------------------
               12.1 Payment by Developer. Developer recognizes and understands
                    --------------------
that this Lease may create a possessory interest subject to property taxation and that Landlord may be subject to the payment of property taxes on such interest. Developer shall pay prior to delinquency all real estate taxes and assessments on the Premises and/or Developer's possessory interests therein levied during the term of this Lease. Developer shall not place or allow to be placed on the Premises, or any part thereof, any mortgage, trust deed, encumbrance or lien unauthorized by this Lease. Developer shall remove or have removed any levy or attachment made on any of the Premises, or any part thereof, or assure the satisfaction thereof within a reasonable time, but in any event prior to a sale thereof. Nothing herein contained shall be deemed to prohibit Developer from contesting the validity or amounts of any tax, assessment, encumbrance or lien, nor to limit the remedies available to Developer in respect thereto.

               12.2  Installment Payments.  If any real estate, special tax or
                 --------------------
assessments are at any time during the term of this Lease, levied or assessed against the Premises or Developer's Leasehold Estate hereunder, which, upon exercise of any option permitted by the assessing authority, may be paid in installments or converted to an installment payment basis (irrespective of whether interest shall accrue on unpaid installments), Developer may elect to pay such taxes or assessments in installments with accrued interest thereon. In the event of such election, Developer shall be liable only for those installments of such taxes or assessments which become payable during the term of this Lease, and Developer shall not be required to pay any such installment which becomes due and payable after the expiration of the term of this Lease. Landlord shall execute whatever documents may be necessary to convert any such taxes or assessments to such an installment payment basis if requested so to do by Developer and if such action is authorized by law then in effect.

           12.3  Proration.  Any real estate taxes and assessments which are
                 ---------
payable by Developer hereunder shall be prorated between Landlord and Developer at the commencement and expiration or earlier termination of the term of this Lease if such real estate taxes and assessments relate to a fiscal period of the levying authority which arose before the term commenced or extends beyond the expiration or earlier termination of the term hereof.

           12.4  Right to Contest.  Developer and any subtenant, with
                 ----------------
Developer's consent, shall have the right to contest the amount or validity of any real estate taxes and assessments, in whole or in part, by appropriate administrative and legal proceedings, without any cost or expense to Landlord, and Developer may postpone payment of any such contested real estate taxes and assessments pending the prosecution of such proceedings and any appeals so long as such proceedings shall operate to prevent the collection of such real estate taxes and the sale of the Premises to satisfy any lien arising out of the nonpayment of the same, provided, however that if at any time payment of the whole or any part thereof shall become necessary in order to prevent the termination of the right of redemption of any property affected thereby, or if there is to be an eviction of Developer because of nonpayment thereof, Developer shall pay the same in order to prevent such termination of the right of redemption or such eviction. Landlord shall execute and deliver to Developer whatever documents may be within Landlord's legal authority necessary or proper to permit Developer or any subtenants, with Developer's consent, to so contest any real estate taxes or which may be necessary to obtain payment of any refund which may result from any such proceedings. Any such contest shall be at no cost or expense to Landlord. Each refund of any tax or assessment so contested shall be paid to Developer.


          13.  CERTIFICATES BY DEVELOPER AND LANDLORD:
               --------------------------------------

           13.1  Developer to Provide.  Developer agrees upon not less than
                 --------------------
twenty (20) days' notice by Landlord to execute, acknowledge and deliver to Landlord a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications);(ii) whether or not to the best knowledge of Developer there are then existing any offsets or defenses against the enforcement of any of the terms, covenants or conditions hereof upon the part of Developer to be performed and, if so, specifying the same; and (iii) the dates to which the Ground Rent and other charges have been paid, it being intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective purchaser of the fee of the real property comprising the Premises.

           13.2  Landlord to Provide.  Landlord agrees upon not less than twenty
                 -------------------
(20) days' prior notice by Developer, to execute, acknowledge and deliver to Developer a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications); (ii) the dates to which the Ground Rent and other charges have been paid; (iii) stating whether or not to the best knowledge of Landlord, Developer is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Landlord may have knowledge; and
(iv) whether or not there are to Landlord's best knowledge any offsets or defenses claimed by and/or available to Developer to the payment or rental, it being intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective assignee or subtenant of the whole or any portion of the Premises, or by any lender extending credit on the security of Developer's Leasehold Estate.


          14.  QUIET ENJOYMENT:
               ---------------
          Landlord covenants that Developer, upon the performance of the covenants and agreements herein contained on Developer's part to be performed, shall and may at all times, for itself and its subtenants, peaceably and quietly have, hold and enjoy the Premises during the term of this Lease.

          15.  TERMINATION AND FURTHER LEASING:
               -------------------------------
           15.1  Termination.  Subject to the provisions of Section 4, this
                 -----------
Lease may be terminated at any time by mutual agreement of the parties.

           15.2  Termination by Developer.  Developer may terminate this Lease
                 ------------------------
in the event: (A) Developer is unable to secure an extended coverage leasehold policy of title insurance, within ninety (90) days following execution of this Lease containing only those exceptions approved by Developer; (B) during the first twelve (12) months that this Lease is in effect if costs and expenses associated with development of the Premises shall increase in an amount which, in the Developer's good faith judgment, renders such development uneconomic; or
(C) during the first seven (7) years that this Lease is in effect if Developer is not able to obtain a Lease of Parcel 7 of Parcel Map 16960, pursuant to the Option to Lease between the City of Long Beach and Developer, dated December 20, 1985. As a condition precedent to termination, Developer shall have first given Landlord sixty (60) days notice of its intention to terminate during which time Landlord shall have an opportunity to cure the deficiency, if possible, within Landlord's exclusive discretion

           15.3  Termination by Landlord.  Subject to the provision of Section 4
                 -----------------------
of this Lease, Landlord may terminate this Lease under the following circumstances:

               15.3.1 Developer fails to pay rent or any other charge required by this Lease.

               15.3.2 Developer assigns this Lease in violation of subsection 5.1.

               15.3.3 Failure of Developer to submit drawings or related documents required by this Lease.

               15.3.4 Failure of Developer to provide the good faith deposit required by this Lease.

               15.3.5 Bankruptcy of Developer. Final adjudication or filing of a voluntary petition for bankruptcy by Developer.

             Provided, however, that in all cases, Landlord shall give Developer sixty (60) days prior written notice of its intention to terminate, during which time Developer shall have an opportunity to cure the default. However, if the default is of a nature such that it cannot be cured within sixty (60) days, Developer shall not be in default if Developer shall commence such use and diligently prosecute it to completion.


          16.  SECURITY DEPOSIT:
               ----------------
           16.1  Good Faith Deposit.
                 ------------------

               16.1.1  Receipt by Landlord.  Developer has, concurrently
                       -------------------
           with the execution and delivery of this Lease, delivered to Landlord a good faith deposit in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00) as security for the performance of the obligations of Developer to be performed in accordance with the provisions of this Lease. The receipt of the deposit is hereby acknowledged by Landlord.

               16.1.2  Form of Deposit.  The good faith deposit, at the
                       ---------------
           option of Developer, may be in the form of (i) cash; or (ii) cashier's or certified check; or

           (iii) negotiable certificate or certificates of deposit issued by a federal or state bank or savings and loan association; or (iv) an irrevocable letter of credit in favor of Landlord issued by an established bank or other institution satisfactory to Landlord; or
           (v) a bond in a form and with a surety reasonably satisfactory to Landlord providing for payment to Landlord of amounts that may become payable to Landlord under this Lease from time to time; or (vi) such other form of security or deposit as may be mutually acceptable. Developer may change the form of the deposit from time to time, at its option, to any other of the permitted forms of deposit. The deposit, if in cash or certified or cashier's check shall be deposited in an interest bearing account of Landlord in a bank, savings and loan association or trust company selected by Developer and approved by Landlord, which approval shall not unreasonably be withheld. Developer shall have the right to specify the type of account in which such funds are, from time to time, to be deposited. Provided that no default has occurred during the term of the Lease which has resulted in a forfeiture by Developer of all or a part of the good faith or security deposit, such deposit, or any portion thereof which has not been forfeited, shall be returned to Developer upon expiration of this Lease.

               16.1.3  Interest.  Landlord shall be under no obligation to pay
                       --------
           or earn interest on the deposit, but
           if interest shall accrue or be payable thereon such interest, when received by Landlord, shall be promptly paid to Developer. Landlord agrees, but not more often than quarterly, upon receipt of a request from Developer, to cause any such interest so accrued on such deposit to be paid to Developer by the bank, savings and loan association or trust company with which said sums have been deposited.

               16.1.4  If Bond is Posted.  If a bond is posted to satisfy
                       -----------------
           the requirements of this Lease with a fixed term and if such bond expires prior to the date Developer is entitled to have the security deposit returned, Developer shall provide Landlord with either (i) evidence of the renewal of such bond for an additional period, or
           (ii) a new security deposit satisfying the requirements of subsection
           16.1 in one of the forms authorized by such subsection, including, without limitation, a new bond, not less than twenty (20) days prior to the expiration of the bond posted to satisfy the requirements in subsection 16.1 above.


          17.  GENERAL PROVISIONS:
               ------------------

           17.1  Notices, Demands and Communications between the Parties.
                 -------------------------------------------------------
Written notices, demands, and communications between Landlord and Developer shall be in writing and shall be sufficiently given if personally served or if mailed by registered or certified mail, postage prepaid, return receipt requested, to the principal offices of Landlord or Developer, set forth in subsection 1.5 of this Lease. Any such notice, demand or communication so given by mailing to Landlord shall be mailed to the attention of the General Manager of Landlord. Copies of any such notice, demand or communication to be given to Developer pursuant to this Lease shall be given to Kilroy Long Beach Associates, Attention, President, such other entity, person or persons as he may designate, by personal service or by mailing the same, as required by this subsection, to such party, at the address set forth in subsection 1.5 above or such other address as may be designated. Either Landlord or Developer may from time to time by written notice to the other designate a different address or addresses or party or parties to whom copies of notices, demands and communications are to be delivered or to whose attention notices, demands and communications are to be addressed which shall be substituted for the addresses and/or names above specified. Notices shall be deemed served effective immediately if personally served and effective as of the date received and set forth on the return receipt if served by registered or certified mail.

           17.2  Conflict of Interest.  No member, official or employee of
                --------------------
Landlord shall have any personal interest, direct or indirect, in this Lease, nor shall any such member, official or employee participate in any decision relating to this Lease which affects his personal interest or the interest of any corporation, partnership or association in which he is, directly or indirectly, interested. No member, official or employee of Landlord shall be personally liable to Developer, or any successor in interest, in the event of any default or breach by Landlord or for any amount which may become due to Developer or successor or on any obligations under the terms of this Lease.

           17.3  Enforced Delay:  Extension of Time of Performance.  In addition
                 --------------   --------------------------------
to other provisions of this Lease, performance by either party hereunder, shall not be deemed to be in default where delays or defaults are unavoidable or performance is rendered impracticable, due to war; enemy action; insurrection; civil disturbance; strikes; lock-outs; riots; floods; earthquakes; fires; casualties; acts of God; acts of the public enemy; epidemics; quarantine restrictions; freight embargoes; lack of transportation; governmental restrictions or moratoria; failure or inability to secure materials or labor by reason of regulations or order of any governmental entity; litigation including eminent domain proceedings or related legal proceedings; acts or failure to act of the other party; acts or failure to act of any public or governmental agency or entity; and the time for such performance shall be extended for a period equal in length to such delay(s).

           17.4  Inspection of Books and Records.  Landlord has the right at all
                 -------------------------------
reasonable times during regular business hours to inspect the books and records of the Developer pertaining to the Premises as pertinent to the purposes of this Lease. Developer also has the right at all reasonable times during regular business hours to inspect the books and records of the Landlord pertaining to the Premises as pertinent to the purpose of this Lease.

           17.5  Defaults and Remedies.
                 ---------------------

               17.5.1  Defaults - General.  Subject to the extensions of
                       ------------------
           time set forth in subsection 17.3 above, failure by either party to perform any term or provision of this Lease constitutes a default under this Lease, if not cured within thirty (30) days from the date of receipt of a written notice from the other party specifying the claimed default provided that if such default cannot reasonably be cured within such thirty (30) day period, the party receiving such notice of default shall not be in default under this Lease if such party commences the cure of such default within such thirty (30) day period and thereafter diligently prosecutes the steps to cure such default to completion.

               17.5.2  Institution of Legal Actions.  In addition to any
                       ----------------------------
           other rights or remedies, either party may institute legal action to cure, correct, or remedy any default, to recover damages for any default, or to obtain any other remedy consistent with the purpose of this Lease. Such legal actions must be instituted in the South Branch of the Superior Court of the County of Los Angeles, State of California, in an appropriate municipal court in that county, or in the Federal District Court in the Central District of California. The prevailing party in any action commenced pursuant to this Lease shall be entitled to recover reasonable costs, expenses and attorneys' fees.

               17.5.3  Applicable Law.  The laws of the State of California
                       --------------
           shall govern the interpretation and enforcement of this Lease.

               17.5.4  Service of Process.  In the event any legal action is
                       ------------------
           commenced by Developer against Landlord, service of process on Landlord shall be made by personal service upon the General Manager of the Landlord, or in such other manner as may be provided by law.

                   In the event that any legal action is commenced by Landlord against Developer, service of process on Developer shall be made as provided by law and shall be valid whether made within or without the State of California, or in such manner as may be provided by law.

               17.5.5  Rights and Remedies Are Cumulative. Except as otherwise
                       ----------------------------------
           expressly stated in this Lease, the rights and remedies of the parties are cumulative, and the exercise by either party of one or more of such rights or remedies shall not preclude the exercise by it, at the same or different times, of any other rights or remedies for the same default or any other default by the other party.

               17.5.6  Inaction Not a Waiver of Default.  Any failures or
                       --------------------------------
           delays by either party in asserting any of its rights and remedies as to any default shall not operate as a waiver of any default or of any such rights or remedies or deprive either such party of its right to institute and maintain any actions or proceedings which it may deem necessary to protect, assert or enforce any such rights or remedies.

               17.5.7  Remedies.  In the event of a default by Developer, which
                       --------
           is not cured by Developer within the times specified in this Lease, Landlord, without further notice to Developer, may declare this Lease and/or Developer's right of possession at an end and may reenter the Premises by process of law, in which event, Landlord shall have the right to recover from Developer:

                 17.5.7.1 The worth at the time of award of the unpaid Ground Rent which has been earned at the time of termination, plus interest;

                 17.5.7.2 The worth at the time of award of the amount by which the unpaid Ground Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Developer proves could have been reasonably avoided, plus interest;

                 17.5.7.3 The worth at the time of award of the amount by which the unpaid Ground Rent for the balance of the term after the time of award exceeds the amount of such rental loss for the same period that Developer proves could be reasonably avoided, plus interest thereon; and

                 17.5.7.4 The remedies of Landlord as hereinabove provided are subject to the other provisions of this Lease, including
           Section 4 hereof.

               17.5.8  Developer's Rights.  Developer shall have the right to
                       ------------------
           challenge the correctness of any determination of default made by Landlord, and Landlord shall carefully review and consider Developer's challenge.

               17.5.9  Lease Termination.  Should governmental action or
                       -----------------
           failure to act preventing construction in accordance with this Lease or rendering it impossible, occur prior to the time that Developer has constructed any building upon the Premises, then Developer shall have the right, at its option, with the prior written approval of any lender which has a security interest in the Leasehold Estate, to cancel and terminate this Lease by giving written notice of such termination to Landlord, at any time prior to the construction of a building upon the Premises. Upon any such termination of this Lease, Developer and Landlord shall execute and record a quitclaim deed sufficient to remove the cloud of this Lease and the short form of this Lease from record title to the Premises and the deposits described in subsections 16.1 and 16.2, plus any interest accrued on such deposits, shall be paid to Developer by Landlord.

               17.5.10  Landlord's Exercise of Remedies.  In the event of an
                        -------------------------------
           uncured default by Developer in the performance of any of its obligations to commence and complete the construction of the initial building within the times required by Section 7 of this Lease and in the further event that Landlord elects to exercise its remedy to terminate this Lease by reason of such default by Developer, Developer may, for a period of thirty (30) days following its receipt of written notice from Landlord of Landlord's election to terminate this Lease by reason of such default, elect to prevent such termination from becoming effective by releasing and paying to Landlord a portion of the good faith deposit held by Landlord under subsection 16.1, which portion shall be equal to the lesser of (i) the amount of such deposit so held by Landlord; or (ii) an amount equal to the product of One and One-half Dollar ($1.50) per square foot times the number of square feet of building area the failure to commence or complete the construction of which has caused the subject default or the adjusted rent per square foot if this provision becomes operative after any rental adjustment.

               17.5.11  Payment to Developer.  In the event that this Lease is
                        --------------------
           terminated as a result of an uncured default by Landlord and in the further event that Developer has constructed streets, utilities and/or other off-site improvements or grading improvements upon or in relation to the Project prior to such termination of this Lease, Landlord shall, pursuant to its responsibilities under State law, use its best efforts to resell or relet the Premises, or any portion thereof, as soon and in such manner as Landlord shall find feasible and consistent with the objectives of such law to a qualified and responsible party or parties (as reasonably determined by Landlord) who will assume the obligation of making or completing the improvements required of Developer under this Lease, or such other improvements in their stead as shall be satisfactory to Landlord and in accordance with the uses specified for the Premises in this Lease. Upon such resale or reletting of the Premises, or any portion thereof, the proceeds thereof shall be applied:

                 17.5.11.1  Reimbursement to Landlord. First, to reimburse
                            -------------------------
           Landlord for all costs and expenses incurred, including, but not limited to, salaries to personnel in connection with the recapture, management, and resale or reletting of the Premises, or part thereof (but less any income derived by Landlord from the Premises, or part thereof, in connection with such management); all taxes, assessments and water and sewer charges paid with respect to the Premises, or part thereof; any payments made or which are necessary to be made to discharge any encumbrances or liens existing on the Premises, or part thereof, at the time or revesting of title thereto in Landlord or to discharge or prevent from attaching any subsequent encumbrances or liens due to obligations, defaults or acts of Developer, its successors or transferees;

           any expenditures made or obligations incurred with respect to the making or completion of the improvements or any part thereof on the Premises, or part thereof; and any amounts otherwise owing Landlord by Developer and its successor or transferee;

                 17.5.11.2  Reimbursement to Developer. Second, to reimburse
                            --------------------------
           Developer, its successors or transferees, a sum up to the amount equal to the sum of (i) the costs incurred for the development of the Project, prorated to the Premises, if the Premises are less than all of the Project, on a square foot basis, and for the improvements existing on the Premises at the time of the re-entry and repossession by Developer, less (ii) any gains or income withdrawn or made by Developer from the Premises or the improvements thereon; provided however, that no payment shall be made to Developer if this Lease is terminated as a result of an uncured default by Developer.

                 17.5.11.3  Ground Rent.  Third, in the case of a reletting,
                            -----------
           to pay to Landlord an amount equal to the Ground Rent and other payments payable to Landlord hereunder that Landlord would have received if this Lease had not been terminated;

                 17.5.11.4  Remaining Balance.  Any balance remaining after such
                            -----------------
           reimbursement shall be retained by Landlord as its property. In the event that such street, utility and/or other off-site improve-ments have been constructed by or the costs of such construction were paid or reimbursed by an improvement or special assessments district, the provisions of this subsection shall be applicable to the costs for such improvements if payment of the bonds issued by such district have been guaranteed by Developer or are secured by security, in addition to the Leasehold Estate created hereby, or paid by Developer, but only to the extent of such payment by Developer or of payment from the proceeds of such guarantee or security.

                 17.5.12  Delivery of Plans.  In the event that this Lease is
                          -----------------
           terminated, for any reason whatsoever, Developer shall deliver to Landlord one set of all plans and data in its possession concerning the Premises.

           17.6  Right to Contest Laws.  Developer shall have the right,
                 ---------------------
after notice to Landlord to contest or to permit its subtenants to contest by appropriate legal proceedings, without costs or expense to Landlord, the validity of any law, ordinance, order, rule, regulation or requirement to be complied with by Developer under this Lease and to postpone compliance with the same except such laws as may be adopted by Landlord, provided such contest shall be promptly and diligently prosecuted at no expense to Landlord and so long as Landlord shall not thereby suffer any civil penalties, sanction or be subjected to any criminal penalties or sanctions, and Developer shall protect and save harmless Landlord against any liability and claims for any such noncompliance or postponement of compliance.

           17.7  Trade Fixtures.  All trade fixtures, furnishings,
                 --------------
equipment and signs installed by or under Developer or subtenants shall be and remain the property of the person, firm or corporation installing the same and shall be removable at any time during the term of this Lease. The removal of any such trade fixtures, furnishings, equipment and signs shall be at the expense of the person, firm or corporation removing the same, who shall repair any damage or injury to the Premises and all improvements thereto occasioned by the removal thereof. In the event that any subtenant acquires any furniture, trade fixtures, signs and/or equipment to be used in connection with its subleased premises from an equipment lessor or from an equipment seller under a security agreement, Landlord agrees to execute such documents as may reasonably be required by the equipment lessor or creditor in order to assure such party of its prior rights in and to any such equipment, furniture, signs and/or trade fixtures and of its right to remove any such equipment, furniture, signs and/or trade fixtures from the subleased premises for a period of not to exceed forty-five (45) days from and after notice to such party of the termination or expiration of the sublease of the subject subtenant-lessee or subtenant-debtor.

           17.8  Continued Possession of Developer.  If Developer shall
                 ---------------------------------
hold over the Premises after the expiration of the term hereof with the consent of Landlord, either express or implied, such holding over shall be construed to be only a tenancy from month-to-month, subject to all the covenants, Ground Rent conditions and obligations hereof and terminable by either party as provided by law.

           17.9  Utilities.  Developer shall pay or cause to be paid all charges
                 ---------
for gas, electricity, water and other utilities furnished to the Premises during the term of this Lease and all sewer use charges or similar charges or assessments for utilities levied against the Premises for any period included within the term of this Lease.

           17.10  Surrender.  Upon the expiration of the term of this Lease, as
                  ---------
provided herein, or sooner termination of this Lease, Developer, subject to subsection 17.5.11 shall surrender to Landlord, all and singular, the Premises, including any buildings and all improvements constructed by or under Developer then situated upon the Premises, and Developer shall execute, acknowledge and deliver to Landlord within ten (10) days after written request from Landlord to Developer, a Quitclaim Deed or other document required by any reputable title company to remove the cloud of this Lease from the Premises. Notwithstanding the foregoing provisions of this section to the contrary, Developer shall have the right, at any time not less than six (6) months prior to the expiration of the term of this Lease and for a period of sixty (60) days following the expiration of the term to remove all or any portion of the buildings and other improvements constructed by or under Developer upon the Premises, without obligation to replace the same with new buildings and/or other improvements as required by subsection 6.3 above.

           17.11  Partial Invalidity.  If any term or provision of this Lease or
                  ------------------
the application thereof to any party or circumstances shall, to any extent, be held invalid or unenforceable, the remainder of this Lease, or the application of such term or provision, to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

           17.12  Section Headings.  The section and subsection headings of this
                  ----------------
Lease are inserted as a matter of convenience and reference only and in no way define, limit or describe the scope or intent of this Lease or in any way affect the terms and provisions hereof.

           17.13  Short Form Lease.  Concurrently with the execution and
                  ----------------
delivery of this Lease, Landlord and Developer have executed, acknowledged and caused to be recorded a short form of this Lease in the form attached hereto as Exhibit "F".

           17.14  Exhibits Incorporated.  Exhibit "A" is hereby incorporated
                  ---------------------
in this Lease. No other exhibit is incorporated in the Lease and all exhibits, other than Exhibit "A", may be changed or modified by agreement between Landlord and Developer at any time and from time to time without amending this Lease.

           17.15  Entire Agreement, Waivers and Amendments. This Lease is
                  ----------------------------------------
executed in three (3) triplicate originals, each of which is deemed to be an original. It constitutes the entire understanding and agreement of the parties. This Lease integrates all the terms and conditions mentioned herein or incidental hereto, and supersedes all negotiations or previous agreements between the parties with respect to all or any part of the subject matter hereof.

           17.16  Waivers.  All waivers of the provisions of this Lease must
                  -------
be in writing by the appropriate authorities of Landlord or Developer, and all amendments hereto must be in writing by the appropriate authorities of Landlord and Developer.

           17.17  Approvals.  Except where specific criteria are set forth as
                  ---------
a condition to approving or disapproving or agreeing upon a matter of course of action, including but not limited to assignment (subsection 5.4), and subletting (subsection 5.7.2), in all circumstances where under this Lease either party is required to approve or disapprove any matter, such approval shall not be unreasonably withheld, and on matters requiring agreement between Landlord and Developer, they shall act in good faith.

           17.18  Successors in Interest.  The provisions of this Lease shall
                  ----------------------
be binding upon and shall inure to the benefit of the heirs, executors, assigns and successors in interest of the parties hereto.

           17.19  "And/Or".  Whenever the words and symbols "and/or" are used
                  --------
in this Lease, it is intended that this Lease be interpreted and the sentence, phrase or other part be considered in both its conjunctive and disjunctive sense, and as having been written twice, once with the word "and" inserted, and once with the word "or" inserted, in the place of said words and symbol "and/or".

           17.20  "Including" Defined.  The use of the word "including" or
                  -------------------
"include", when followed by any general statement, term or matter, will not be construed to limit such statement, term or matter to the specific items or matters set forth im-mediately following such work or to similar items, terms or matters, but rather will be deemed to refer to all other items, terms or matters that could reasonably fall within the broadest possible scope of such general statement, term, item or matter.

           17.21  Right of First Refusal to Purchase.  If Landlord shall
                  ----------------------------------
determine during the term of this Lease that it is lawful and in the public interest to sell the Premises, or any portion thereof, Landlord shall, prior to making the Premises or part thereof available for sale to any other party, provide Developer with the opportunity to purchase said property at its fair market value, as determined by an appraisal obtained by Landlord. If Developer has not entered into an agreement to purchase said property within sixty (60) days of the date it is first offered for sale to Developer at the price theretofore determined by Landlord to be the fair market value, Landlord may offer the property for sale on the open market. Provided, however, that if Landlord should reduce the fair market value of the Premises or part thereof to be sold by seven and one-half percent (7.5%) or more, Developer's first refusal rights shall be reinstated. Developer shall respond to any such re-offer within five (5) business days, and if Developer fails to respond within that time period Developer's first refusal rights shall terminate. The determination whether such property shall be made available for sale is and shall be within the sole and exclusive discretion of Landlord. Landlord shall determine the legality of such action prior to making a determination to sell on the basis of the law then in effect.

           17.22  If Developer is a Trustee.  If Developer is a Trustee, this
                  -------------------------
Lease is executed by the undersigned Trustee, not personally, but solely as Trustee, and it is expressly understood and agreed by the parties hereto, anything contained herein to the contrary notwithstanding, that each and all of the covenants, undertakings, representations and agreements herein made are intended, not as personal covenants, undertakings, representations and agreements of the Trustee, individually, or for the purpose of binding the Trustee personally, but this Lease is executed and delivered by the Trustee solely in the exercise of the powers conferred upon the Trustee as such Trustee under the trust agreement and no personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforced against said Trustee on account hereof, or on account of any covenant, undertaking, representation, warranty or agreement herein contained, either expressed or implied, and all such personal liability, if any, being hereby expressly waived and released by the parties hereto, and by all persons claiming by or under said parties. The provisions of this subsection 17.22 shall apply to any Trustee succeeding in whole or in part to the interests of Developer hereunder .

           17.23  Limitation of Liability of Partners.  From and after the
                  -----------------------------------
completion of the construction of the improvements described in this Lease, if Developer at any such time shall be a partnership or joint venture, Landlord shall look solely to the assets of such partnership or joint venture for the collection or satisfaction of any money judgment which Landlord may recover against Developer, and Landlord shall not look for the collection or satisfaction of any such judgment to the personal assets of any person who shall at any time be a partner, joint venturer or participant in or under any such partnership or joint venture. The provisions of the subsection shall be binding upon Landlord and each and every future owner of Landlord's interest under this Lease and shall insure to the benefit of each and every such partner, joint venturer and participant.

           17.24  Approvals.  Except as otherwise specifically provided in this
                  ---------
Lease, all approvals to be done by Landlord may be done by Landlord's General Manager or his designee.



          IN WITNESS WHEREOF, Landlord and Developer have signed this Lease as of the date opposite their signature

                              BOARD OF WATER COMMISSIONERS OF THE CITY OF LONG
                              BEACH
                  4/21, 1988  By:      [signature]
                                 ---------------------------
                  4/21, 1988  By:      [signature]
                                 ---------------------------

                              LANDLORD

                              KILROY LONG BEACH ASSOCIATES, a
                              California limited partnership

                              By:  KILROY INDUSTRIES, a
                                   California corporation
                                   General Partner
                  4/11, 1988
                                   /s/John B. Kilroy, Jr.
                                   ----------------------
                                     JOHN B. KILROY, JR.
                                            President
                               DEVELOPER

         This Lease Agreement is approved as to form this 21ST day of APRIL, 1988.

                              JOHN R. CALHOUN, City Attorney


                                      By:/s/Michael Allisso
                                                     Deputy

RPF/md
3/18/88
D-187A&B

                           DEVELOPER'S ACKNOWLEDGMENT
                           --------------------------


STATE OF CALIFORNIA  )
                     )  ss.
COUNTY OF LOS ANGELES)


         On  April 11, 1988, before me, the undersigned, a Notary Public in and
             -------------
for said State, personally appeared John B. Kilroy, Jr. ,personally known to me
                                    -------------------
or proved to me on the basis of satisfactory evidence to be the person that executed this instrument as President of Kilroy Industries, the corporation that
                            ---------
executed this instrument as the general partner of Kilroy Long Beach Associates, a California Limited Partnership, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that said partnership executed the same.

         WITNESS my hand and official seal.

[SEAL]   ______________________ [SEAL APPEARS HERE] SEAL

                                                Nadine K Kirk
                                                -------------
                                                Notary Public in and for
                                                said County and State

DA-KLBA1

                                    PARCEL A


THAT PORTION OF LOT 5 OF TRACT NO. 10548 IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 174 PAGE 15, ET. SEQ., OF MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY ALONG WITH THAT PORTION OF RANCHO LOS CERRITOS IN SAID CITY, AS PER MAP RECORDED IN BOOK 2, PAGES 202 THROUGH 205 OF PATENTS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE EASTERLY TERMINUS OF THAT CERTAIN COURSE DESCRIBED AS HAVING A BEARING AND LENGTH OF NORTH 89(degrees) 55' 23" WEST 88.37 FEET" IN THE NORTHERLY BOUNDARY OF THE LAND DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED MAY 11, 1959 AS INSTRUMENT NO. 1870 IN BOOK D-462 PAGE 506, OFFICIAL RECORDS; THENCE ALONG SAID NORTHERLY LINE THE FOLLOWING COURSES: SOUTH 78(degrees) 19' 22" EAST 502.94 FEET TO A ONE INCH IRON PIPE WITH CALTRANS TAG AND SOUTH 78(degrees) 55' 01" EAST 83.09 FEET TO A ONE INCH IRON PIPE WITH CALTRANS TAG; THENCE CONTINUING ALONG SAID NORTHERLY LINE AS MONUMENTED BY ONE INCH IRON PIPES WITH CALTRANS TAGS SOUTH 80(degrees) 14' 32" EAST 523.56
FEET; THENCE LEAVING SAID NORTHERLY LINE NORTH 9(degrees) 45' 28" EAST 570.00 FEET; THENCE NORTH 25 (degrees) 19' 32" WEST 190.76 FEET; THENCE NORTH 89(degrees) 59' 37" WEST 112.16 FEET; THENCE SOUTH 38(degrees)) 20' 44" WEST
49.52 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 38(degrees) 20' 44" WEST
              ---------------------------
146.94 FEET; THENCE SOUTH 31(degrees) 10' 37" WEST 483.95 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE NORTH HAVING A RADIUS OF 4954.00 FEET AND TO WHICH BEGINNING A RADIAL LINE BEARS SOUTH l0(degrees) 03' 32" WEST; THENCE WESTERLY 139.93 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 1(degree) 37' 06"; THENCE NORTH 78(degrees) 19' 22" WEST 181.01 FEET; THENCE NORTH 9(degrees) 45' 28" EAST 232.12 FEET; THENCE SOUTH 89(degrees) 53' 11" EAST 233.60 FEET; THENCE NORTH 53(degrees) 04' 54" EAST 181.74 FEET; THENCE NORTH 0(degree) 16' 54" EAST 129.16 FEET TO THE INTERSECTION WITH A LINE BEARING NORTH 89(degrees) 55' 11" WEST FROM THE TRUE POINT OF BEGINNING; THENCE SOUTH 89(degrees) 55' 11" EAST 237.51 FEET TO THE TRUE POINT OF BEGINNING.

CONTAINING 146,831 SQUARE FEET.

                                                             [SEAL APPEARS HERE]


                                 EXHIBIT "A"
                               Page 1 of 2 Pages

                                    PARCEL B

THAT PORTION OF LOT 5 OF TRACT NO. 10548 IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 174 PAGE 15, ET. SEQ., OF MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY ALONG WITH THAT PORTION OF RANCHO LOS CERRITOS IN SAID CITY, AS PER MAP RECORDED IN BOOK 2, PAGES 202 THROUGH 205 OF PATENTS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE EASTERLY TERMINUS OF THAT CERTAIN COURSE DESCRIBED AS HAVING A BEARING AND LENGTH OF NORTH 89(degrees) 55' 23" WEST 88.37 FEET IN THE NORTHERLY BOUNDARY OF THE LAND DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED MAY 11, 1959 AS INSTRUMENT NO. 1870 IN BOOK D-462 PAGE 506, OFFICIAL RECORDS; THENCE ALONG SAID NORTHERLY LINE THE FOLLOWING COURSES: SOUTH 78(degrees) 19' 22" EAST 502.94 FEET TO A ONE INCH IRON PIPE WITH CALTRANS TAG AND SOUTH 78(degrees)) 55' 01" EAST 83.09 FEET TO A ONE INCH IRON PIPE WITH CALTRANS TAG; THENCE CONTINUING ALONG SAID NORTHERLY LINE AS MONUMENTED BY ONE INCH IRON PIPES WITH CALTRANS TAGS SOUTH 80(degrees)) 14' 32" EAST 523.56 FEET; THENCE LEAVING SAID NORTHERLY LINE NORTH 9(degrees)) 45' 28" EAST 570.00 FEET; THENCE NORTH 25 (degrees)) 19' 32" WEST 190.76 FEET; THENCE NORTH 89(degrees) 59' 37" WEST
112.16 FEET; THENCE SOUTH 38(degrees) 20' 44" WEST 49.52 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 38(degrees) 20' 44" EAST 120.17 FEET TO THE INTERSECTION WITH THE SOUTHERLY PROLONGATION OF THE WESTERLY LINE OF PARCEL 4 AS SHOWN ON A RECORD OF SURVEY IN SAID CITY AS PER MAP FILED IN BOOK 85 PAGE 19 OF RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY; THENCE ALONG THE WESTERLY LINE OF SAID PARCEL AND ITS SOUTHERLY PROLONGATION NORTH 0(degree) 01' 44" EAST 368.59 FEET TO A POINT ON SAID WESTERLY LINE DISTANT THEREON SOUTHERLY 26.48 FEET FROM THE NORTHWEST CORNER OF PARCEL 4 OF SAID RECORD OF SURVEY, SAID POINT BEING THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 23.00 FEET; THENCE NORTHWESTERLY 33.21 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 82(degrees) 43' 53" TO THE BEGINNING OF A REVERSE CURVE CONCAVE TO THE NORTH HAVING A RADIUS OF 1056.00 FEET, SAID CURVE BEING CONCENTRIC WITH AND DISTANT SOUTHERLY 6.00 FEET FROM THE SOUTHERLY CURVED SIDE LINE OF SPRING STREET 100.00 FEET WIDE AS SHOWN ON SAID RECORD OF SURVEY; THENCE WESTERLY 89.13 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 4(degrees) 50' 10" TO A POINT NORMAL TO THE WESTERLY END OF SAID SOUTHERLY CURVED PORTION OF THE SIDE LINE OF SAID SPRING STREET; THENCE CONTINUING ON A LINE PARALLEL TO AND DISTANT SOUTHERLY 6.00 FEET AT RIGHT ANGLES FROM SAID SOUTHERLY SIDE LINE NORTH 77(degrees) 51' 59" WEST 74.19 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST HAVING A RADIUS OF 212.00 FEET; THENCE LEAVING SAID PARALLEL LINE NORTHWESTERLY 44.57 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 12(degrees)) 02' 47"; THENCE ON A NON-TANGENT LINE NORTH 66(degrees)) 53' 00" WEST 6.99 FEET TO A POINT ON THE SOUTHERLY SIDE LINE OF SAID SPRING STREET, 100.00 FEET WIDE; THENCE ALONG SAID SIDE LINE NORTH 77(degrees)) 51' 59" WEST 78.06 FEET TO THE BEGINNING OF A CURVE IN SAID SOUTHERLY LINE CONCAVE TO THE SOUTH HAVING A RADIUS OF 950.00 FEET; THENCE WESTERLY 95.65 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 5(degrees) 46' 06"; THENCE LEAVING SAID SIDE LINE SOUTH 0(degrees) 08' 48" WEST 426.86 FEET; THENCE NORTH 89(degrees) 58' 42" EAST 58.51 FEET; THENCE SOUTH 0(degrees) 16' 54" WEST 176.34 FEET TO THE INTERSECTION WITH A LINE BEARING NORTH 89(degrees) 55' 11" WEST FROM THE TRUE POINT OF BEGINNING; THENCE SOUTH 89(degrees) 55' 11" EAST 237.51 FEET TO THE TRUE POINT OF BEGINNING .

CONTAINING 207,752 SQUARE FEET.

                                                             [SEAL APPEARS HERE]


                                 EXHIBIT "A"
                               Page 2 of 2 Pages

                              [MAP APPEARS HERE]




                                 EXHIBIT "B"
                               Page 1 of 1 Page

                          AGREEMENT OF NON-DISTURBANCE
                          ----------------------------


    THIS AGREEMENT is made as of the        day of
                                     ------       --------------,
198__, by and among the BOARD OF WATER COMMISSIONERS OF THE CITY OF LONG BEACH, acting for and on behalf of the City of Long Beach, a Municipal Corporation (hereinafter called "Landlord"); KILROY LONG BEACH ASSOCIATES, a California Limited Partnership, (hereinafter called "Developer"); and
                                      -------------------------
-------------------- (hereinafter called "Subtenant").



                          PRELIMINARY
                          -----------

    A.  Landlord and Developer have entered into a Lease Agreement dated
                                                                        -----
(hereinafter referred to as the "Ground Lease") pursuant to which Landlord has demised and leased to Developer certain real property located in the City of Long Beach, County of Los Angeles, State of California, including the real property described in Exhibit "A" attached hereto and incorporated herein. A
short form of the Ground Lease was recorded            , 198   in the Official
                                           ------------     --
Records of said County.

    B.  Developer, as Sublandlord, and Subtenant, as subtenant, have entered
into a Sublease dated             , 198  , (hereinafter referred to as the
                     -------------     --
"Sublease") which Sublease demises to Subtenant a portion of the premises demised by the

                                  EXHIBIT "C"
                               Page 1 of 7 Pages

Ground Lease (and grants to Subtenant certain rights with respect to other portions of the premises demised by the Ground Lease). A short form of the Sublease is being recorded concurrently herewith in the Official Records of said County, which short form of Sublease describes the premises demised thereby (and the other rights and obligations of Subtenant with respect to the real property described in the attached Exhibit "A").

    C. The parties hereto now desire to enter into this Agreement so as to clarify their rights, duties and obligations under the Ground Lease and the Sublease and to further provide for various contingencies as hereinafter set forth.

    NOW THEREFORE, in consideration of the foregoing and of the mutual agreement of the parties hereto to the terms and conditions hereinafter contained, the parties hereto agree as follows:

    1. In the event Developer shall default in the payment of any sum or in the performance of any covenant or condition of the Ground Lease, all as provided therein, or in the event of any termination or expiration of the Ground Lease for any reason whatsoever prior to the expiration of the term of the Sublease as provided in the Sublease (other than a termination of the Ground Lease only as to portions of the premises demised thereby not described in the attached Exhibit "A"), then Landlord, Developer and Subtenant do hereby agree that the Sublease, and all terms,


                                  EXHIBIT "C"
                               Page 2 of 7 Pages
provisions, covenants and agreements thereof shall survive any such default or defaults in, or termination or expiration of the Ground Lease, whether such termination occurs as a result of, or arising out of, any such default or defaults, or otherwise, and the Sublease (subject to the rights of any Leasehold Mortgagee, as defined in the Ground Lease, to enter into a New Lease with Landlord upon the same terms and conditions and having the same priority as the Ground Lease, pursuant to subsection 4.8 of the Ground Lease) shall continue in force and effect in accordance with and subject to all of its terms, provisions, agreements and covenants as a direct lease with Landlord, as landlord, and Subtenant, as lessee. Subtenant agrees, in such event, to attorn to Landlord and to recognize Landlord as the landlord under the Sublease. Landlord shall, in such event, exercise and undertake all of the rights, obligations and duties of Developer in and under said Sublease and thereafter shall be entitled to collect all rents and payments due and payable under said Sublease, including the right to collect any sums being due and payable thereunder prior to the termination or expiration of the Ground Lease which are accrued and unpaid by Subtenant on the date of termination of the Ground Lease. Subtenant agrees not to prepay rentals under the Sublease beyond the amounts provided in the Sublease without the prior written consent of Landlord.


    2. Landlord agrees that, prior to terminating the Ground Lease or taking any proceedings to enforce any such termination

                                  EXHIBIT "C"
                               Page 3 of 7 Pages
thereof for any reason other than the expiration of the term of the Ground Lease as provided therein, Landlord shall give Subtenant thirty (30) days' notice in writing prior to the effective date of such termination, specifying the reason for such termination. Such notice shall be given to Subtenant at the address provided in the Sublease for notices to Subtenant. Subtenant may change such address by written notice to Landlord.


    3. Landlord hereby approves of the Sublease and of the rights and privileges granted to Subtenant thereunder and agrees that, for and during the term of the Sublease and any extensions thereof, Landlord shall not take any action, directly or indirectly, to disturb or otherwise affect Subtenant's occupancy of and/or rights and privileges with respect to the premises demised by the Ground Lease and described on the attached Exhibit "A" so long as Subtenant is not in default under the Sublease, nor shall Subtenant's exercise of any such rights or privileges constitute a default under the Ground Lease, notwithstanding any provisions to the contrary contained in the Ground Lease.


    4. No provision contained herein shall be deemed an amendment or modification of any provision contained in the Sublease, including, without limiting the generality of the foregoing, any rights given thereunder to Developer to terminate the Sublease.



                                  EXHIBIT "C"
                               Page 4 of 7 Pages

    5. In the event that the Ground Lease is divided, in accordance with its terms, into two (2) or more New Leases or Separate Leases, the term "Ground Lease", as used herein, shall be deemed to refer to the said New Lease or Separate Lease leasing and demising the subleased premises.


    6. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors, transferees and assigns.



                      THIS SPACE INTENTIONALLY LEFT BLANK


                                  EXHIBIT "C"
                               Page 5 of 7 Pages

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove set forth.


                                       BOARD OF WATER COMMISSIONERS OF THE
                                       CITY OF LONG BEACH


                                       By: _______________________________


                                       Title: ____________________________



                                       KILROY LONG BEACH ASSOCIATES,
                                       A California Limited Partnership


                                       By:  KILROY INDUSTRIES, a California
                                            Corporation, General Partner


                                       By: ________________________________


                                       Title: _____________________________
                                                      "Developer"


                                       ____________________________________


                                       ____________________________________
                                                    "Subtenant"

                                  EXHIBIT "C"
                               Page 6 of 7 Pages

    This Agreement is hereby approved as to form this day of ________________________, 198__.


                                       JOHN R. CALHOUN
                                       Deputy City Attorney


                                       By:_______________________
                                                 "Deputy"


                                 EXHIBIT "C"
                               Page 7 of 7 Pages

                                    PARCEL A

THAT PORTION OF LOT 5 OF TRACT NO. 10548 IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 174 PAGE 15, ET. SEQ., OF MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY ALONG WITH THAT PORTION OF RANCHO LOS CERRITOS IN SAID CITY, AS PER MAP RECORDED IN BOOK 2, PAGES 202 THROUGH 205 OF PATENTS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE EASTERLY TERMINUS OF THAT CERTAIN COURSE DESCRIBED AS HAVING A BEARING AND LENGTH OF NORTH 89(degrees) 55' 23" WEST 88.37 FEET" IN THE NORTHERLY BOUNDARY OF THE LAND DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED MAY 11, 1959 AS INSTRUMENT NO. 1870 IN BOOK D-462 PAGE 506, OFFICIAL RECORDS; THENCE ALONG SAID NORTHERLY LINE THE FOLLOWING COURSES: SOUTH 78(degrees) 19' 22" EAST 502.94 FEET TO A ONE INCH IRON PIPE WITH CALTRANS TAG AND SOUTH 78(degrees) 55' 01" EAST 83.09 FEET TO A ONE INCH IRON PIPE WITH CALTRANS TAG; THENCE CONTINUING ALONG SAID NORTHERLY LINE AS MONUMENTED BY ONE INCH IRON PIPES WITH CALTRANS TAGS SOUTH 80(degrees) 14' 32" EAST 523.56 FEET; THENCE LEAVING SAID NORTHERLY LINE NORTH 9(degrees) 45' 28" EAST 570.00 FEET; THENCE NORTH 25(degrees) 19' 32" WEST 190.76 FEET; THENCE NORTH 89(degrees)
59' 37" WEST 112.16 FEET; THENCE SOUTH 38(degrees) 20' 44" WEST 49.52 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 38(degrees) 20' 44" WEST 146.94 FEET;
---------------------------
THENCE SOUTH 31(degrees) 10' 37" WEST 483.95 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE NORTH HAVING A RADIUS OF 4954.00 FEET AND TO WHICH BEGINNING A RADIAL LINE BEARS SOUTH 10(degrees) 03' 32" WEST; THENCE WESTERLY
139.93 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 1(degree) 37' 06"; THENCE NORTH 78(degrees) 19' 22" WEST 181.01 FEET; THENCE NORTH 9(degrees)
45' 28" EAST 232.12 FEET; THENCE SOUTH 89(degrees) 53' 01" EAST 233.60 FEET; THENCE NORTH 53(degrees) 04' 54" EAST 181.74 FEET; THENCE NORTH 0(degrees)
16' 54" EAST 129.16 FEET TO THE INTERSECTION WITH A LINE BEARING NORTH 89(degrees) 55' 11" WEST FROM THE TRUE POINT OF BEGINNING; THENCE SOUTH 89(degrees) 55' 11" EAST 237.51 FEET TO THE TRUE POINT OF BEGINNING.

CONTAINING 146,831 SQUARE FEET.

                                                             [SEAL APPEARS HERE]

                                   EXHIBIT A
                                      To
                                   EXHIBIT C
                               Page 1 of 3 Pages

                                   PARCEL B

THAT PORTION OF LOT 5 OF TRACT NO. 10548 IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 174 PAGE 15, ET. SEQ., OF MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY ALONG WITH THAT PORTION OF RANCHO LOS CERRITOS IN SAID CITY, AS PER MAP RECORDED IN BOOK 2, PAGES 202 THROUGH 205 OF PATENTS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE EASTERLY TERMINUS OF THAT CERTAIN COURSE DESCRIBED AS HAVING A BEARING AND LENGTH OF NORTH 89(degrees) 55' 23" WEST 88.37 FEET IN THE NORTHERLY BOUNDARY OF THE LAND DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED MAY 11, 1959 AS INSTRUMENT NO. 1870 IN BOOK D-462 PAGE 506, OFFICIAL RECORDS; THENCE ALONG SAID NORTHERLY LINE THE FOLLOWING COURSES: SOUTH 78(degrees)
19' 22" EAST 502.94 FEET TO A ONE INCH IRON PIPE WITH CALTRANS TAG AND SOUTH 78(degrees) 55' 01" EAST 83.09 FEET TO A ONE INCH IRON PIPE WITH CALTRANS TAG; THENCE CONTINUING ALONG SAID NORTHERLY LINE AS MONUMENTED BY ONE INCH IRON PIPES WITH CALTRANS TAGS SOUTH 80(degrees) 14' 32" EAST 523.56 FEET; THENCE LEAVING SAID NORTHERLY LINE NORTH 9(degrees) 45' 28" EAST 570.00 FEET; THENCE NORTH 25(degrees) 19' 32" WEST 190.76 FEET; THENCE NORTH 89(degrees) 59' 37" WEST
112.16 FEET; THENCE SOUTH 38(degrees) 20' 44" WEST 49.52 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 38(degrees) 20' 44" EAST 120.17 FEET TO THE INTERSECTION WITH THE SOUTHERLY PROLONGATION OF THE WESTERLY LINE OF PARCEL 4 AS SHOWN ON A RECORD OF SURVEY IN SAID CITY AS PER MAP FILED IN BOOK 85 PAGE 19 OF RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY; THENCE ALONG THE WESTERLY LINE OF SAID PARCEL AND ITS SOUTHERLY PROLONGATION NORTH 0(degrees) 01' 44" EAST 368.59 FEET TO A POINT ON SAID WESTERLY LINE DISTANT THEREON SOUTHERLY 26.48 FEET FROM THE NORTHWEST CORNER OF PARCEL 4 OF SAID RECORD OF SURVEY, SAID POINT BEING THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 23.00 FEET; THENCE NORTHWESTERLY 33.21 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 82(degrees) 43' 53" TO THE BEGINNING OF A REVERSE CURVE CONCAVE TO THE NORTH HAVING A RADIUS OF 1056.00 FEET, SAID CURVE BEING CONCENTRIC WITH AND DISTANT SOUTHERLY 6.00 FEET FROM THE SOUTHERLY CURVED SIDE LINE OF SPRING STREET 100.00 FEET WIDE AS SHOWN ON SAID RECORD OF SURVEY; THENCE WESTERLY 89.13 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 4(degrees) 50' 10" TO A POINT NORMAL TO THE WESTERLY END OF SAID SOUTHERLY CURVED PORTION OF THE SIDE LINE OF SAID SPRING STREET; THENCE CONTINUING ON A LINE PARALLEL TO AND DISTANT SOUTHERLY 6.00 FEET AT RIGHT ANGLES FROM SAID SOUTHERLY SIDE LINE NORTH 77(degrees) 51' 59" WEST 74.19 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST HAVING A RADIUS OF 212.00 FEET; THENCE LEAVING SAID PARALLEL LINE NORTHWESTERLY 44.57 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 12(degrees) 02' 47"; THENCE ON A NON-TANGENT LINE NORTH 66(degrees) 53' 00" WEST 6.99 FEET TO A POINT ON THE SOUTHERLY SIDE LINE OF
SAID SPRING STREET, 100.00 FEET WIDE; THENCE ALONG SAID SIDE LINE NORTH 77(degrees) 51' 59" WEST 78.06 FEET TO THE BEGINNING OF A CURVE IN SAID SOUTHERLY LINE CONCAVE TO THE SOUTH HAVING A RADIUS OF 950.00 FEET; THENCE WESTERLY 95.65 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 5(degrees)
46' 06"; THENCE LEAVING SAID SIDE LINE SOUTH 0(degrees) 08' 48" WEST 426.86 FEET; THENCE NORTH 89(degrees) 58' 42" EAST 58.51 FEET; THENCE SOUTH 0(degrees) 16' 54" WEST 176.34 FEET TO THE INTERSECTION WITH A LINE BEARING NORTH 89(degrees) 55' 11" WEST FROM THE TRUE POINT OF BEGINNING; THENCE SOUTH 89(degrees) 55' 11" EAST 237.51 FEET TO THE TRUE POINT OF BEGINNING.

CONTAINING 207,752 SQUARE FEET.

                                                             [SEAL APPEARS HERE]


                                   EXHIBIT A
                                      TO
                                   EXHIBIT C
                               Page 2 of 3 Pages

                              [MAP APPEARS HERE]






















                                  EXHIBIT A
                                      To
                                   EXHIBIT C
                               Page 3 of 3 Pages

                                                               BOND NO.:________
                                PERFORMANCE BOND               PREMIUM :________
                                ----------------


KNOW ALL MEN BY THESE PRESENTS, That we ________________________________________
______________________________,  as Principal, and _____________________________
_______________________________________________, as Surety, are held and firmly bound unto the Board of Water Commissioners of the City of Long Beach, acting on behalf of the City of Long Beach, a Municipal Corporation (Land Lessor) and Kilroy Long Beach Associates, a California Limited Partnership (Land Lessee), as Obligees, in the penal sum of __________________________________________________
_________________________________________________DOLLARS ($ ) lawful money of the United States, for the payment of which sum truly to be made, we bind ourselves, our heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.

THE CONDITION OF THE OBLIGATION IS SUCH, That Whereas, the Principal entered into a certain agreement which is hereto attached and made a part hereof, with Kilroy Long Beach Associates, a California Limited Partnership, dated __________ _______________, for ___________________________________________________________
which contract and the specifications and general conditions thereof are hereby incorporated herein and shall be deemed a part hereof as fully as if set out herein.

NOW, THEREFORE, if the said Principal shall fully indemnify and save harmless the Obligees from all loss, liability, costs, damages, penalty, attorney's fees or expenses which Obligees may incur by reason of failure to well and truly keep and perform each, every and all of the terms and conditions of said agreement on the part of the said Principal to be kept and performed, including but not limited to completion within the time specified of all work covered by said agreement, performance of all obligation and guarantees of Kilroy Long Beach Associates, a California Limited Partnership, relating to such work under the contract with Kilroy Long Beach Associates, a California Limited Partnership; then this obligation shall be of no effect, but otherwise it shall remain in full force and effect.

It is a condition hereof that any change, alteration, modification or amendment of any nature whatsoever that may be made in the terms of said agreement, any change in the character or scope of the work to be performed, or the method of performance, under said agreement or modification of said agreement or in the time for completion thereof, any change in the manner, time or amount of payment as provided therein, any change of any nature whatsoever that may be made in the terms of the contract


                                  EXHIBIT "D"

                               Page 1 of 6 Pages
with Kilroy Long Beach Associates, a California Limited Partnership, or any change that may be made in the performance of the work under said agreement by the Principal, assented to by Kilroy Long Beach Associates, a California Limited Partnership, whether made under express agreement or not, may be made without notice to the Surety and without affecting the obligations of the Surety on this bond and without requiring the consent of the Surety, and no such change or changes shall release the Surety from any of its obligations hereunder, the Surety hereby consenting to and waiving notice of any such change, alteration, modification or amendment.

It is a further condition hereof that no one other than the named Obligees and the successors, administrators or assigns of the Obligees shall have any right of action under this bond.

IN WITNESS WHEREOF, the said Principal and Surety have hereunto set their hands and seals this _____________ day of ___________________, 19__.



                   __________________________________________________
                                      (Principal)

                   BY:_______________________________________________


                   __________________________________________________
                                       (Surety)

                   BY:_______________________________________________



    Note: The name "Kilroy Long Beach Associates, a California Limited Partnership" would change to the name of any successor Land Lessee.



                                  EXHIBIT "D"

                               Page 2 of 6 Pages

                                 PAYMENT BOND                  BOND NO.:________
                                 ------------                  PREMIUM :________


KNOW ALL MEN BY THESE PRESENTS, That we ________________________________________
_________________________________ as Principal, and  ___________________________
___________________________________________, as Surety, are held and firmly bound unto the Board of Water Commissioners of the City of Long Beach, acting for and on behalf of the City of Long Beach, a Municipal Corporation (Land Lessor) and Kilroy Long Beach Associates, a California Limited Partnership
(Land Lessee), as Obligees, in the penal sum of ________________________________
______________________________________________________________ DOLLARS ($     ),
lawful money of the United States, for the payment of which sum well and truly to be made, we bind ourselves, our heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.


THE CONDITION OF THE OBLIGATION IS SUCH, That Whereas, the Principal entered into a certain agreement which is hereto attached and made a part hereof, with Kilroy Long Beach Associates, a California Limited Partnership, dated _________ ________________________________, for _________________________________________
which contract and the specifications and general conditions thereof are hereby incorporated herein and shall be deemed a part hereof as fully as if set out herein.

NOW, THEREFORE, if the said Principal shall pay promptly and in full the claims of all persons, firms or corporations, performing labor or furnishing equipment, materials, or supplies incurred in connection with the contract to be performed under said agreement and shall indemnify and save harmless of Obligees from all loss liability, costs, damages, penalty, attorney's fees or expenses for all taxes, insurance premiums, any and all applicable contributions, allowances or other payments or deductions, however harmed, required by statute or union labor agreement, including voluntary payment thereof by the Obligees necessary to insure orderly prosecution of work or other items or services used in, upon or for or incurred in connection with the contract to be performed under said agreement, then this obligation shall be of no effect, but otherwise it shall remain in full force and effect.

It is a condition hereof that any change, alteration, modification or amendment of any nature whatsoever that may be made in the terms of said agreement, any change in the character or scope of the work to be performed, or the method of performance, under said agreement or any change in manner, time



                                  EXHIBIT "D"

                               Page 3 of 6 Pages
or amount of payment as provided therein, any change of any nature whatsoever that may be made in the terms of the contract between Kilroy Long Beach Associates, a California Limited Partnership, or any change that may be made in the performance of the work under said agreement by the Principal, assented to by Kilroy Long Beach Associates, a California Limited Partnership, whether made under express agreement or not, may be made without notice to the Surety and without affecting the obligations of the Surety on this bond and without requiring the consent of the Surety and no such change or changes shall release the Surety from any of its obligations hereunder, the Surety hereby consenting to and waiving notice of any such change, alteration, modification or amendment.

Subject to the priority of the named Obligees with respect to recovery up to the penal sum of this bond, persons who have supplied or furnished labor, material, machinery, equipment or supplies to the Principal for use in the prosecution of the work provided for in said contract shall have a direct right of action against said Principal and Surety under this bond.

IN WITNESS WHEREOF, the said Principal and Surety have hereunto set their hands and seals, this ____ day of ____________________, 19__.


               _________________________________________________
                                 (Principal)

               BY:______________________________________________

               _________________________________________________
                                   (Surety)

               BY:______________________________________________



Note: The name "Kilroy Long Beach Associates, a California Limited Partnership" would change to the name of any successor Land Lessee.



                                  EXHIBIT "D"

                               Page 4 of 6 Pages

                   LENDER'S OBLIGEE RIDER TO PERFORMANCE BOND
                   ------------------------------------------


    WHEREAS, heretofore, on or about the ______ day of _____________, 19__, ______________________________________________________________,
as Contractor, entered into a written agreement with Kilroy Long Beach Associates, a California Limited Partnership, as Owner of leasehold improvements, for the construction of _____________________________ ____________________________________________________________________,
and

    WHEREAS, the Contractor and _____________________________________
_______________,   a California corporation, as Surety, executed and delivered to Kilroy Long Beach Associates, a California Limited Partnership, their joint and several Performance Bond, and

    WHEREAS, Kilroy Long Beach Associates, a California Limited Partnership, has arranged for a loan for the exclusive purpose of payment for the performance of said contract and has requested the Contractor and Surety to join with Kilroy Long Beach Associates, a California Limited Partnership, in the execution and delivery of this Rider, and the Contractor and Surety have agreed so to do upon the condition herein stated.

    NOW, THEREFORE, in consideration of one dollar and other good and valuable consideration receipt of which is acknowledged, the undersigned agree that the said Performance Bond shall be, and is, amended as follows:

    1.   The name of __________________________________________________, as shall be added to said bond as a named Obligee.

    2. The rights of the Lender as a named Obligee shall be subject to the condition precedent that Kilroy Long Beach Associates, a California Limited Partnership, obligations to the Contractor be performed.

    3. The aggregate liability of the Surety under said bond to Kilroy Long Beach Associates, a California Limited Partnership, and the Lender, as their interests may appear, is limited to the penal sum of the said bond.

    4. The Surety may, at its option, make any payment under said bond by check issued jointly to Kilroy Long Beach Associates, a California Limited Partnership, and the Lender.

    5. Except as herein modified, said Performance Bond shall be and remain in full force and effect.


                                  EXHIBIT "D"

                               Page 5 of 6 Pages

    Signed, sealed and dated this ______ day of _____________________, 19__.

                                       KILROY LONG BEACH ASSOCIATES, A
                                       California Limited Partnership

ATTEST:_____________________________   BY: KILROY INDUSTRIES, a
                                           California Corporation,
                                           General Partner

                                           By: ______________________

                                           Title: ___________________

                                       By: __________________________

                                       By: __________________________
                                                      (Owner)

ATTEST:_____________________________   BY: __________________________

                                           __________________________
                                                   (Surety)

ATTEST:_____________________________   BY: __________________________

                                           __________________________
                                                 (Contractor)


                                  EXHIBIT "D"

                               Page 6 of 6 Pages

                              ASSIGNMENT OF LEASE
                              -------------------


    THIS ASSIGNMENT OF LEASE ("Assignment") is made by the BOARD OF WATER COMMISSIONERS of the CITY OF LONG BEACH ("Assignor"), whose address is 1800
East Wardlow Road, Long Beach, California 90807, to KILROY LONG BEACH ASSOCIATES, a California Limited Partnership ("Assignee"), whose address is 2250 East Imperial Highway, Suite 1200, El Segundo, California 90245, and is made with reference to the following facts and objectives:



                                    RECITALS
                                    --------


    A.  Assignor, acting in the capacity of and therein referred to as "Lessor", entered into a written lease, dated ____________ ________________, 19___ (the "Lease"), in which Assignor leased to
__________________________________________________________________
________________, a ___________________________________, acting in the capacity of and therein referred to as Lessee ("Lessee"), certain premises located in the City of Long Beach, County of Los Angeles, California, as said premises are more particularly described in Exhibit "A", attached hereto and by this reference incorporated herein (the "Leased Premises").


    B. Assignor, acting in the capacity of and therein described as "Landlord", has entered into a Lease Agreement with



                                  EXHIBIT "E"
                               Page 1 of 4 Pages

Assignee, acting in the capacity of and therein referred to as "Developer", dated April _______, 1988 (the "Master Lease"). The Master Lease includes the Leased Premises and other premises. The Master Lease provides in Section 5.9 that Assignor shall assign to Assignee all previously existing leases of the premises demised by the Master Lease.


    C. This Assignment is executed to carry out the provisions of Section 5.9 of the Master Lease and to assign to Assignee the Lease.


    NOW THEREFORE, Assignor assigns and transfers to Assignee all of Assignor's right, title and interest in the Lease, and Assignee accepts the assignment and assumes and agrees to perform, from the date this Assignment becomes effective, all the provisions of the Lease. This Assignment is made on the following additional covenants and conditions.


    1.  Effective Date of Assignment.  This Assignment shall take effect
        ----------------------------
concurrently with the effective date of the Master Lease on April ____, 1988.


    2.  Assignee To Hold Assignor Harmless.  Assignee shall hold Assignor and
        ----------------------------------
the City of Long Beach, and all of their officers and employees, free and harmless from any cost, expense, damage or claim of damage, including costs of defense, arising from the interests or asserted interests of Lessee arising subsequent to the Effective Date of this Assignment.



                                  EXHIBIT "E"
                               Page 2 of 4 Pages

    3.  Assignor To Hold Assignee Harmless.  Assignor shall hold Assignee free
        ----------------------------------
and harmless from any cost, expense, damage or claim of damage including costs of defense, arising from acts or events related to the Lease or the Leased Premises and occurring prior to the Effective Date of this Assignment, unless such damage or claim of damage is caused or alleged to be caused by this Assignment or any related transaction.


    4.  Successors-in-Interest.  The provisions of this Assignment shall be
        ----------------------
binding upon and shall inure to the benefit of the heirs, executors, assigns and successors-in-interest of the parties hereto.







                           INTENTIONALLY LEFT BLANK

                             SIGNATURES ON PAGE 4



                                  EXHIBIT "E"
                               Page 3 of 4 Pages

    IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment on the date opposite their signatures and as of the Effective Date set forth herein.


                                       BOARD OF WATER COMMISSIONERS OF THE

                                       CITY OF LONG BEACH


________________, 1988                 By: __________________________________


                                       Title: _______________________________

                                                       "ASSIGNOR"


                                       KILROY LONG BEACH ASSOCIATES,

                                       A California limited partnership


                                       By:  KILROY INDUSTRIES,

                                            A California corporation,

                                            General Partner

________________, 1988                      By: ______________________________


                                            Title: ___________________________

                                                         "ASSIGNEE"


                                  EXHIBIT "E"
                               Page 4 of 4 Pages

Recording Requested By
When Recorded Mail To:


MCDANIEL & MCDANIEL
2250 East Imperial Highway
Suite 1200
El Segundo, California 90245

                            SHORT FORM GROUND LEASE
                            -----------------------


    THIS SHORT FORM GROUND LEASE is made and entered into as of this ___________ day of __________________, 198___, by and between BOARD OF WATER COMMISSIONERS OF THE CITY OF LONG BEACH, acting for and on behalf of the City of Long Beach, a municipal corporation ("Landlord"), and KILROY LONG BEACH ASSOCIATES, a California Limited Partnership ("Developer").


                                R E C I T A L S
                                - - - - - - - -


    Landlord does hereby lease and demise to Developer that certain real property in the City of Long Beach, County of Los Angeles, State of California, more particularly described in Exhibit "A" attached hereto and all rights, privileges and easements appurtenant thereto ("Premises" herein) pursuant to and upon all of the terms, covenants and provisions set forth in that certain unrecorded Ground Lease dated ____________________________________, ("Ground
Lease" herein), the terms, covenants and provisions of which are hereby incorporated herein and made a part hereof by reference.


                                 EXHIBIT "F"
                               Page 1 of 7 Pages

    Landlord and Developer do further agree as follows:


    1. The commencement date of the Ground Lease term is the date first written above.


    2. The term of the Ground Lease shall continue for approximately forty-seven (47) years following the date of execution of the Ground Lease, until July 17, 2035, subject to earlier termination as provided in the Ground Lease and subject to four (4) successive ten (10) year options and one (l) nine (9) year option to further extend the term of the Ground Lease.


    3. Developer shall have the right to subdivide the Ground Lease into one or more separate Ground Leases pursuant to Section 7.6 of the Ground Lease and to recombine one or more separate Ground Lease into a single Ground Lease pursuant to Section 7.7 of the Ground Lease. Developer also shall have the right to encumber its leasehold interest in the Ground Lease (and in each separate Ground Lease into which the Ground Lease may be subdivided) with one or more Leasehold Mortgages (as defined in section 4.3.2 of the Ground Lease) in favor of one or more Leasehold Mortgagees (as defined in section 4.3.3 of the Ground Lease).


    4. Developer shall pay the real property taxes and assessments against the Premises during the term hereof, as more specifically provided in the Ground Lease.


    5. Notwithstanding that the ownership of Landlord's and Developer's estates in and to the Premises may become vested in


                                  EXHIBIT "F"
                               Page 2 of 7 Pages
the same party for any reason, no merger of Developer's leasehold estate into Landlord's fee title shall result or be deemed to result thereby, as provided in
Section 4.20 of the Ground Lease, provided that this provision shall not be deemed applicable to a termination of Developer's leasehold estate by reason of Developer's default or a taking under the power of eminent domain.


    6. The Ground Lease grants to Developer the right to enter upon the Premises demised thereby for a period of sixty (60) days following the expiration of the term of the Ground Lease in order to remove any or all of the buildings and other improvements constructed upon said Premises by or under Developer.


    7. The Ground Lease grants to Developer the right to sell any buildings from time to time constructed upon the Premises, provided that such buildings shall be and remain subject to the terms and conditions of the Ground Lease and shall be used and developed only in accordance with the Ground Lease for so long as such buildings remain upon the Premises.



                                  EXHIBIT "F"
                               Page 3 of 7 Pages

    IN WITNESS WHEREOF, the parties have executed this Short Form Ground Lease as of the day and year first above written.


                                       BOARD OF WATER COMMISSIONER OF

                                       THE CITY OF LONG BEACH,


                                       By: ____________________________


                                       Title: _________________________
                                                      "Landlord"


                                       KILROY LONG BEACH ASSOCIATES,

                                       a California Limited Partnership,


                                       By: KILROY INDUSTRIES,

                                           a California Corporation,

                                           General Partner


                                           By: ________________________


                                           Title: _____________________
                                                       "Developer"


                                  EXHIBIT "F"
                               Page 4 of 7 Pages

    This Short Form Ground Lease is hereby approved as to form this ____ day of ________________, 19___.



                                            JOHN R. CALHOUN, City Attorney


                                            By: __________________________
                                                          Deputy


                                  EXHIBIT "F"
                               Page 5 of 7 Pages

                           LANDLORD'S ACKNOWLEDGMENT
                           -------------------------
                                  Corporation
                                  -----------


STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF LOS ANGELES  )


    On ________________, 1988, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________________________________
personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the ______________________, on behalf of the Board of Water Commissioners of the City of Long Beach, the Municipal corporation that executed the within instrument and acknowledged to me that said Municipal corporation executed the within instrument pursuant to a resolution of its City Council.

WITNESS my hand and official seal.


                                             ______________________________
                                             Notary Public in and for said
                                             State


SEAL


                                  EXHIBIT "F"
                               Page 6 of 7 Pages

                          DEVELOPER'S ACKNOWLEDGEMENT
                          ---------------------------


STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF LOS ANGELES   )


    On June ____, 1985, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________________________________________
personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed this instrument as _________________________________ of Kilroy Industries, the corporation that executed this instrument as the general partner of Kilroy Long Beach Associates, a California Limited Partnership, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that said partnership executed the same.


WITNESS my hand and official seal.


                                            ______________________________
                                            Notary Public in and for said
                                            State


SEAL


                                  EXHIBIT "F"
                               Page 7 of 7 Pages

                                    PARCEL A

THAT PORTION OF LOT 5 OF TRACT NO. 10548 IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 174 PAGE 15, ET. SEQ., OF MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY ALONG WITH THAT PORTION OF RANCHO LOS CERRITOS IN SAID CITY, AS PER MAP RECORDED IN BOOK 2, PAGES 202 THROUGH 205 OF PATENTS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DESCRIBED AS A WHOLE AS FOLLOWS:


BEGINNING AT THE EASTERLY TERMINUS OF THAT CERTAIN COURSE DESCRIBED AS HAVING A BEARING AND LENGTH OF NORTH 89(degrees) 55' 23" WEST 88.37 FEET" IN THE NORTHERLY BOUNDARY OF THE LAND DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED MAY 11, 1959 AS INSTRUMENT NO. 1870 IN BOOK D-462 PAGE 506, OFFICIAL RECORDS; THENCE ALONG SAID NORTHERLY LINE THE FOLLOWING COURSES: SOUTH 78(degrees) 19' 22" EAST 502.94 FEET TO A ONE INCH IRON PIPE WITH CALTRANS TAG AND SOUTH 78(degrees) 55' 01,' EAST 83.09 FEET TO A ONE INCH IRON PIPE WITH CALTRANS TAG; THENCE CONTINUING ALONG SAID NORTHERLY LINE AS MONUMENTED BY ONE INCH IRON PIPES WITH CALTRANS TAGS SOUTH 80(degrees) 14' 32" EAST 523.56 FEET; THENCE LEAVING SAID NORTHERLY LINE NORTH 9(degrees) 45' 28" EAST 570.00 FEET; THENCE NORTH 25(degrees) 19' 32" WEST 190.76 FEET; THENCE NORTH 89(degrees)
59' 37" WEST 112.16 FEET; THENCE SOUTH 38(degrees) 20' 44" WEST 49.52 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 38(degrees) 20' 44" WEST 146.94 FEET;
---------------------------
THENCE SOUTH 31(degrees) 10' 37" WEST 483.95 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE NORTH HAVING A RADIUS OF 4954.00 FEET AND TO WHICH BEGINNING A RADIAL LINE BEARS SOUTH l0(degrees) 03' 32" WEST; THENCE WESTERLY
139.93 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 1(degree) 37' 06"; THENCE NORTH 78(degrees) 19' 22" WEST 181.01 FEET; THENCE NORTH 9(degrees) 45' 28" EAST 232.12 FEET; THENCE SOUTH 89(degrees) 53' 01" EAST 233.60 FEET; THENCE NORTH 53(degrees) 04' 54" EAST 181.74 FEET; THENCE NORTH 0(degree) 16' 54" EAST
129.16 FEET TO THE INTERSECTION WITH A LINE BEARING NORTH 89(degrees) 55' 11" WEST FROM THE TRUE POINT OF BEGINNING; THENCE SOUTH 89(degrees) 55' 11" EAST
237.51 FEET TO THE TRUE POINT OF BEGINNING.


CONTAINING 146,831 SQUARE FEET.


                                   EXHIBIT A
                                      To
                                   EXHIBIT F
                               Page 1 of 3 Pages

                                   PARCEL B

THAT PORTION OF LOT 5 OF TRACT NO. 10548 IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 174 PAGE 15, ET. SEQ., OF MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY ALONG WITH THAT PORTION OF RANCHO LOS CERRITOS IN SAID CITY, AS PER MAP RECORDED IN BOOK 2, PAGES 202 THROUGH 205 OF PATENTS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE EASTERLY TERMINUS OF THAT CERTAIN COURSE DESCRIBED AS HAVING A BEARING AND LENGTH OF NORTH 89 DEGREES 55 MINUTES 23 SECONDS WEST 88.37 FEET IN THE NORTHERLY BOUNDARY OF THE LAND DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED MAY 11, 1959 AS INSTRUMENT NO. 1870 IN BOOK D-462 PAGE 506, OFFICIAL RECORDS; THENCE ALONG SAID NORTHERLY LINE THE FOLLOWING COURSES: SOUTH 78 DEGREES 19 MINUTES 22 SECONDS EAST 502.94 FEET TO A ONE INCH IRON PIPE WITH CALTRANS TAG AND SOUTH 78 DEGREES 55 MINUTES 01 SECONDS EAST 83.09 FEET TO A ONE INCH IRON PIPE WITH CALTRANS TAG; THENCE CONTINUING ALONG SAID NORTHERLY LINE AS MONUMENTED BY ONE INCH IRON PIPES WITH CALTRANS TAGS SOUTH 80 DEGREES 14 MINUTES 32 SECONDS EAST 523.56 FEET; THENCE LEAVING SAID NORTHERLY LINE NORTH 9 DEGREES 45 MINUTES 28 SECONDS EAST 570.00 FEET; THENCE NORTH 25 DEGREES 19 MINUTES 32 SECONDS WEST 190.76 FEET; THENCE NORTH 89 DEGREES 59 MINUTES 37 SECONDS WEST
112.16 FEET; THENCE SOUTH 38 DEGREES 20 MINUTES 44 SECONDS WEST 49.52 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 38 DEGREES 20 MINUTES 44 SECONDS EAST
120.17 FEET TO THE INTERSECTION WITH THE SOUTHERLY PROLONGATION OF THE WESTERLY LINE OF PARCEL 4 AS SHOWN ON A RECORD OF SURVEY IN SAID CITY AS PER MAP FILED IN BOOK 85 PAGE 19 OF RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY; THENCE ALONG THE WESTERLY LINE OF SAID PARCEL AND ITS SOUTHERLY PROLONGATION NORTH O DEGREES 01 MINUTES 44 SECONDS EAST 368.59 FEET TO A POINT ON SAID WESTERLY LINE DISTANT THEREON SOUTHERLY 26.48 FEET FROM THE NORTHWEST CORNER OF PARCEL 4 OF SAID RECORD OF SURVEY, SAID POINT BEING THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 23.00 FEET; THENCE NORTHWESTERLY 33.21 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 82 DEGREES 43 MINUTES 53 SECONDS TO THE BEGINNING OF A REVERSE CURVE CONCAVE TO THE NORTH HAVING A RADIUS OF 1056.00 FEET, SAID CURVE BEING CONCENTRIC WITH AND DISTANT SOUTHERLY 6.00 FEET FROM THE SOUTHERLY CURVED SIDE LINE OF SPRING STREET 100.00 FEET WIDE AS SHOWN ON SAID RECORD OF SURVEY; THENCE WESTERLY 89.13 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 4 DEGREES 50 MINUTES 10 SECONDS TO A POINT NORMAL TO THE WESTERLY END OF SAID SOUTHERLY CURVED PORTION OF THE SIDE LINE OF SAID SPRING STREET; THENCE CONTINUING ON A LINE PARALLEL TO AND DISTANT SOUTHERLY 6.00 FEET AT RIGHT ANGLES FROM SAID SOUTHERLY SIDE LINE NORTH 77 DEGREES 51 MINUTES 59 SECONDS WEST 74.19 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST HAVING A RADIUS OF 212.00 FEET; THENCE LEAVING SAID PARALLEL LINE NORTHWESTERLY 44.57 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 12 DEGREES 02 MINUTES 47 SECONDS; THENCE ON A NON-TANGENT LINE NORTH 66 DEGREES 53 MINUTES 00 SECONDS WEST 6.99 FEET TO A POINT ON THE SOUTHERLY SIDE LINE OF SAID SPRING STREET, 100.00 FEET WIDE; THENCE ALONG SAID SIDE LINE NORTH 77 DEGREES 51 MINUTES 59 SECONDS WEST 78.06 FEET TO THE BEGINNING OF A CURVE IN SAID SOUTHERLY LINE CONCAVE TO THE SOUTH HAVING A RADIUS OF 950.00 FEET; THENCE WESTERLY 95.65 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 5 DEGREES 46 MINUTES 06 SECONDS; THENCE LEAVING SAID SIDE LINE SOUTH 0 DEGREES 08 MINUTES 48 SECONDS WEST 426.86 FEET; THENCE NORTH 89 DEGREES 58 MINUTES 42 SECONDS EAST
58.51 FEET; THENCE SOUTH 0 DEGREES 16 MINUTES 54 SECONDS WEST 176.34 FEET TO THE INTERSECTION WITH A LINE BEARING NORTH 89 DEGREES 55 MINUTES 11 SECONDS WEST FROM THE TRUE POINT OF BEGINNING; THENCE SOUTH 89 DEGREES 55 MINUTES 11 SECONDS EAST 237.51 FEET TO THE TRUE POINT OF BEGINNING.

CONTAINING 207,752 SQUARE FEET.

                                                          [SEAL HERE]
                                   EXHIBIT A
                                      To
                                   EXHIBIT F
                               Page 2 of 3 Pages

                                   PARCEL B